SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         Post-Effective Amendment No. 3

                                    FORM S-6

                               File No. 333-84121

              FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF
             SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON FORM
                               N-8B-2 (811-09515)

A.   Exact name of trust:             American Enterprise Variable Life Account

B.   Name of depositor:               AMERICAN ENTERPRISE LIFE INSURANCE COMPANY

C.   Complete address of depositor's principal executive offices:
     829 AXP Financial Center, Minneapolis, MN  55474

D.   Name and complete address of agent for service:

            Mary Ellyn Minenko, Esq.
            American Enterprise Life Insurance Company
            50607 AXP Financial Center
            Minneapolis, MN 55474

It is proposed that this filing become effective (check appropriate box)

   [ ]  immediately  upon  filing  pursuant  to  paragraph  (b)
   [X]  on May 1,  2002 pursuant to paragraph (b)
   [ ] 60 days after filing pursuant to paragraph (a)(1)
   [ ] on (date) pursuant to paragraph (a)(1) of Rule 485
   [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

E.   Title of securities being registered:

            Flexible Premium Variable Life Insurance Policy

F.   Approximate date of proposed public offering: not applicable

AMERICAN EXPRESS

SIGNATURE
VARIABLE UNIVERSAL
LIFE INSURANCE(R)

ISSUED BY:
AMERICAN ENTERPRISE LIFE INSURANCE COMPANY


PROSPECTUS


MAY 1, 2002
A FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY


AMERICAN ENTERPRISE VARIABLE LIFE ACCOUNT

ISSUED AND SOLD BY: AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
                    Administrative Offices:
                    829 AXP Financial Center
                    Minneapolis, MN 55474
                    Telephone: (800) 333-3437


This prospectus contains information about the life insurance policy that you should know before investing. Prospectuses are also available for the underlying funds that are investment options under your policy. Please read all prospectuses carefully and keep them for future reference.

Variable universal life insurance is a complex vehicle. Before you invest, be sure to ask your sales representative about the variable universal life insurance policy's features, benefits, risks and fees, and whether variable universal life insurance is appropriate for you, based upon your financial situation and objectives.

Your sales representative may be authorized to offer you several different variable life insurance policies. Each policy has different features or benefits that may be appropriate for you based on your financial situation and needs, your age and how you intend to use the product. The different features and benefits may include investment and fund manager options, variations in interest rate amounts and guarantees and surrender charge schedules. The fees and charges may also be different between each policy.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


AN INVESTMENT IN THIS POLICY IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS POLICY INVOLVES INVESTMENT RISK INCLUDING POSSIBLE LOSS OF PRINCIPAL.

TABLE OF CONTENTS


THE POLICY IN BRIEF                                       3

LOADS, FEES AND CHARGES                                   4
    Fund Expenses                                         5
    Premium Expense Charge                                7
    Monthly Deduction                                     7
    Surrender Charge                                      8
    Partial Surrender Fee                                10
    Mortality and Expense Risk Charge                    10
    Other Information on Charges                         10

PURCHASING YOUR POLICY                                   11
    Application                                          11
    Right to Examine Policy                              11
    Premiums                                             11

KEEPING THE POLICY IN FORCE                              12
    No Lapse Guarantee                                   12
    Grace Period                                         12
    Reinstatement                                        12

THE VARIABLE ACCOUNT                                     12

THE FUNDS                                                13
    Fund Objectives                                      18
    Relationship Between Funds and Subaccounts           18

RATES OF RETURN OF THE FUNDS AND SUBACCOUNTS             19

THE FIXED ACCOUNT                                        25

POLICY VALUE                                             25
    Fixed Account Value                                  25
    Subaccount Values                                    25

POLICY VALUE CREDITS                                     27

PROCEEDS PAYABLE UPON DEATH                              27
    Change in Death Benefit Option                       28
    Changes in Specified Amount                          28
    Misstatement of Age or Sex                           29
    Suicide                                              29
    Beneficiary                                          29

TRANSFERS BETWEEN THE FIXED ACCOUNT AND SUBACCOUNTS      29
    Fixed Account Transfer Policies                      30
    Minimum Transfer Amounts                             30
    Maximum Transfer Amounts                             30
    Maximum Number of Transfers Per Year                 30
    Two Ways to Request a Transfer, Loan or Surrender    31
    Automated Transfers                                  31
    Automated Dollar-Cost Averaging                      32
    Asset Rebalancing                                    32

POLICY LOANS                                             32

POLICY SURRENDERS                                        33
    Total Surrenders                                     33
    Partial Surrenders                                   33
    Allocation of Partial Surrenders                     33
    Effect of Partial Surrenders                         34
    Taxes                                                34
    Exchange Right                                       34

OPTIONAL INSURANCE BENEFITS                              35
    Accidental Death Benefit                             35
    Additional Insured Rider                             35
    Children's Insurance Rider                           35
    Term Insured Rider                                   35
    Waiver of Monthly Deduction                          35

PAYMENT OF POLICY PROCEEDS                               35

FEDERAL TAXES                                            37
    American Enterprise Life's Tax Status                37
    Taxation of Policy Proceeds                          37
    Modified Endowment Contracts                         38
    Other Tax Considerations                             38

AMERICAN ENTERPRISE LIFE                                 39
    Ownership                                            39
    State Regulation                                     39
    Distribution of the Policy                           39
    Legal Proceedings                                    39
    Experts                                              40

MANAGEMENT OF AMERICAN ENTERPRISE LIFE                   40
    Directors                                            40
    Officers Other than Directors                        40

OTHER INFORMATION                                        41
    Substitution of Investments                          41
    Voting Rights                                        41
    Reports                                              41
    Rating Agencies                                      42

POLICY ILLUSTRATIONS                                     42
    Understanding the Illustrations                      42

KEY TERMS                                                46

ANNUAL FINANCIAL INFORMATION                             48

NOTES TO FINANCIAL STATEMENTS                            72

CONDENSED FINANCIAL INFORMATION (UNAUDITED)              79

THE POLICY IN BRIEF


LOADS, FEES AND CHARGES: You pay the following charges, either indirectly (as deductions from the underlying funds), or directly (such as deductions from your premium payments or from your policy value). These charges primarily compensate American Enterprise Life for administering and distributing the policy as well as paying policy benefits and assuming related risks.

- FUND EXPENSES -- applies only to the underlying funds and consists of investment management fees, 12b-1 fees, taxes, brokerage commissions and nonadvisory expenses ranging from 0.65% to 1.50% in total expenses. (p. 5)

- PREMIUM EXPENSE CHARGE -- 3% deducted from each premium payment to cover some distribution expenses, state and local premium taxes, and federal taxes. (p. 7)

- MONTHLY DEDUCTION -- charged against the value of your policy each month (prior to the insured's attained insurance age 100), covering the cost of insurance, cost of issuing the policy, administrative expenses and optional insurance benefits; includes a $7 per month administrative charge. (p. 7)

- SURRENDER CHARGE -- applies if you surrender your policy for its full cash surrender value, or the policy lapses, during the first 15 years and for 15 years after requesting an increase in the specified amount. The maximum surrender charge ranges from $6.81 to $57.75 per thousands of dollars of the initial specified amount and any increase in the specified amount and is based on the insured's age, sex and risk classification. (p. 8)

- PARTIAL SURRENDER FEE -- applies if you surrender part of the value of your policy; equals $25 or 2% of the amount surrendered, whichever is less.
   (p. 10)

- MORTALITY AND EXPENSE RISK CHARGE -- applies only to the subaccounts equals, on an annual basis, 0.9% of the average daily net asset value of the subaccounts. (p. 10)


- OPTIONAL INSURANCE BENEFITS: You may choose to add additional benefits to your policy at an additional cost, in the form of riders. The amounts of these benefits do not vary with the investment experience of the variable account. Certain restrictions apply and are clearly described in the applicable rider.


PURCHASING YOUR POLICY: To apply, send a completed application and premium payment to American Enterprise Life's office. You will need to provide medical and other evidence that the person you propose to insure (yourself or someone else) is insurable according to our underwriting rules before we can accept your application. (p. 11)

RIGHT TO EXAMINE POLICY: You may return your policy for any reason and receive a refund of your policy value, less indebtedness, plus any premium expense charges or monthly deductions taken by mailing us the policy and a written request for cancellation by the 20th day after you receive it. In Hawaii, Illinois, Louisiana, Minnesota, Missouri, Nebraska, North Carolina, South Carolina, Virginia, Washington and Wisconsin, you will receive a full refund of all premiums paid. (p. 11)

PREMIUMS: In applying for your policy, you state how much you intend to pay and whether you will pay quarterly, semiannually or annually. You may also make additional, unscheduled premium payments subject to certain limits. You cannot make premium payments on or after the insured's attained insurance age 100. We may refuse premiums in order to comply with the Internal Revenue Code of 1986, as amended (the Code). (p. 11)

NO LAPSE GUARANTEE (NLG): A feature of the policy guaranteeing the policy will remain in force five policy years. The feature is in effect if you meet certain premium requirements. (p. 12)

GRACE PERIOD: If the cash surrender value of your policy becomes less than the amount needed to pay the monthly deduction and the no lapse guarantee is not in effect, you will have 61 days to pay a premium that raises the cash surrender value to an amount sufficient to pay the monthly deduction. If you don't, the policy will lapse. (p. 12)

REINSTATEMENT: If your policy lapses, it can be reinstated within five years. The reinstatement is subject to certain conditions including evidence of insurability satisfactory to American Enterprise Life and the payment of a sufficient premium. (p. 12)


PURPOSE: The purpose of the policy is to provide life insurance protection on the life of the insured and to build policy value. The policy provides a death benefit that we pay to the beneficiary upon the insured's death. As in the case of other life insurance policies, it may not be advantageous to purchase this policy as a replacement for, or in addition to an existing life insurance policy.

The policy allows you, as the owner, to allocate your net premiums, or transfer policy value, to:


   THE VARIABLE ACCOUNT, consisting of subaccounts, each of which invests in a fund with a particular investment objective. You may direct premiums to any or all of these subaccounts. Your policy's value may increase or decrease daily, depending on the investment return. No minimum amount is guaranteed. (p. 12)

   THE FIXED ACCOUNT, which earns interest at rates that are adjusted periodically by American Enterprise Life. This rate will never be lower than 4.0%. (p. 25)

POLICY VALUE CREDITS: Beginning in the 11th policy year and while this policy is in force, we will periodically apply a policy value credit to your policy value. (p. 27)

PROCEEDS PAYABLE UPON DEATH: Prior to the insured's attained insurance age 100, your policy's death benefit can never be less than the specified amount, unless you change that amount or your policy has outstanding indebtedness. The relationship between the policy value and the death benefit depends on which of two options you choose:

- OPTION 1 LEVEL AMOUNT: The death benefit is the greater of the specified amount or a percentage of policy value.
- OPTION 2 VARIABLE AMOUNT: The death benefit is the greater of the specified amount plus the policy value or a percentage of policy value.

You may change the death benefit option or specified amount within certain limits; doing so generally will affect policy charges.


On or after the insured's attained insurance age 100, the proceeds payable upon the death of the insured will be the cash surrender value. (p. 27)

TRANSFERS BETWEEN THE FIXED ACCOUNT AND SUBACCOUNTS: You may, at no charge, transfer policy value from one subaccount to another or between subaccounts and the fixed account. (Certain restrictions apply to transfers involving the fixed account.) We reserve the right to limit transfers to no more than twelve per year by phone or mail. However, we also reserve the right to charge a fee for more than twelve transfers per year by phone or mail. You also can arrange for automated transfers among the fixed account and subaccounts. (p. 29)

POLICY LOANS: You may borrow against your policy's cash surrender value. A policy loan, even if repaid, can have a permanent effect on the death benefit and policy value. A loan may have tax consequences if your policy lapses or you surrender it. (p. 32)

POLICY SURRENDERS: You may cancel this policy while it is in force and receive its cash surrender value. The cash surrender value is the policy value minus indebtedness, minus any applicable surrender charges. (p. 33)


EXCHANGE RIGHT: For two years after the policy is issued, you can exchange it for one that provides benefits that do not vary with the investment return of the subaccounts. Because the policy itself offers a fixed return option, all you need do is transfer all of the policy value in the subaccounts to the fixed account.


PAYMENT OF POLICY PROCEEDS: We will pay policy proceeds when you surrender the policy or the insured dies. You or the beneficiary may choose whether you want us to make a lump sum payment or payments under one or more of certain options. (p. 35)

FEDERAL TAXES: The death benefit is not considered part of the beneficiary's income and therefore is not subject to federal income taxes. When the proceeds are paid after the insured's attained insurance age 100, if the amount received plus any indebtedness exceeds your investment in the policy, the excess may be taxable as ordinary income. Part or all of any proceeds you receive through full or partial surrender, lapse, policy loan or assignment of policy value may be subject to federal income tax as ordinary income. Proceeds other than death benefits from certain policies, classified as "modified endowments," are taxed differently from proceeds of conventional life insurance contracts and also may be subject to an additional 10% IRS penalty tax if you are younger than 59 1/2. A policy is considered to be a modified endowment if it was applied for or materially changed after June 21, 1988, and premiums paid in the early years exceed certain modified endowment limits. (p. 37)


LOADS, FEES AND CHARGES

POLICY CHARGES COMPENSATE AMERICAN ENTERPRISE LIFE FOR:

- providing the insurance benefits of the policy;
- issuing the policy;
- administering the policy;
- assuming certain risks in connection with the policy; and
- distributing the policy.

We deduct some of these charges from your premium payments. We deduct others periodically from your policy value in the fixed account and/or subaccounts. We may also assess a charge if you surrender your policy or the policy lapses.

FUND EXPENSES


The investment managers and advisers receive fees for their services to the funds. The funds also pay taxes, brokerage commissions and nonadvisory expenses, such as custodian and trustee fees, registration fees for shares, postage, fidelity and security bond costs, legal fees and other miscellaneous fees and charges. The table below will help you understand the expenses that the funds pay.

ANNUAL OPERATING EXPENSES OF THE FUNDS (AFTER FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS, IF APPLICABLE, AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)


                                                                           MANAGEMENT     12b-1       OTHER
                                                                              FEES        FEES       EXPENSES       TOTAL
AXP(R) Variable Portfolio -

      Blue Chip Advantage Fund                                                .54%         .13%        .11%         .78%(1)
      Bond Fund                                                               .60          .13         .07          .80(2)
      Capital Resource Fund                                                   .61          .13         .04          .78(2)
      Cash Management Fund                                                    .51          .13         .04          .68(2)
      Diversified Equity Income Fund                                          .55          .13         .23          .91(1)
      Extra Income Fund                                                       .62          .13         .07          .82(2)
      Federal Income Fund                                                     .61          .13         .10          .84(1)
      Growth Fund                                                             .62          .13         .15          .90(1)
      Managed Fund                                                            .59          .13         .04          .76(2)
      NEW DIMENSIONS FUND(R)                                                  .60          .13         .06          .79(2)
      Small Cap Advantage Fund                                                .73          .13         .30         1.16(1)

AIM V.I.

      Capital Appreciation Fund, Series I                                     .61           --         .24          .85(3)
      Capital Development Fund, Series I                                      .75           --         .41         1.16(3)
      Premier Equity Fund, Series I                                           .60           --         .25          .85(3)
      (previously AIM V.I. Value Fund, Series I)

Alliance VP

      Premier Growth Portfolio (Class B)                                     1.00          .25         .04         1.29(4)
      Technology Portfolio (Class B)                                         1.00          .25         .08         1.33(4)
      U.S. Government/High Grade Securities Portfolio (Class B)               .60          .25         .29         1.14(4)

Baron Capital Funds Trust

      Capital Asset Fund - Insurance Shares                                  1.00          .25         .25         1.50(5)

Credit Suisse Trust -

      Emerging Growth Portfolio                                               .86           --         .39         1.25(6)

Fidelity VIP

      Growth & Income Portfolio (Service Class)                               .48          .10         .10          .68(7)
      Mid Cap Portfolio (Service Class)                                       .58          .10         .11          .79(7)
      Overseas Portfolio (Service Class)                                      .73          .10         .20         1.03(7)

FTVIPT

      Franklin Real Estate Fund - Class 2                                     .56          .25         .03          .84(8),(9)
      Mutual Shares Securities Fund - Class 2                                 .60          .25         .19         1.04(9)
      Templeton Foreign Securities Fund - Class 2                             .68          .25         .22         1.15(9),(10),(11)
      (previously FTVIPT Templeton International Securities Fund - Class 2)

Goldman Sachs VIT

      Capital Growth Fund                                                     .75           --         .25         1.00(12)
      CORE(SM) U.S. Equity Fund                                               .70           --         .11          .81(12)
      International Equity Fund                                              1.00           --         .35         1.35(12)

JPMorgan

      U.S. Disciplined Equity Portfolio                                       .35           --         .50          .85(13)

                                        5

                                                                           MANAGEMENT      12b-1     OTHER
                                                                              FEES         FEES     EXPENSES       TOTAL
Lazard Retirement Series

      Equity Portfolio                                                        .75%         .25%        .25%        1.25%(14)
      International Equity Portfolio                                          .75          .25         .25         1.25(14)

MFS(R)

      New Discovery Series - Initial Class                                    .90           --         .16         1.06(15),(16)
      Research Series - Initial Class                                         .75           --         .15          .90(15)
      Utilities Series - Initial Class                                        .75           --         .18          .93(15)

Putnam Variable Trust

      Putnam VT Growth and Income Fund - Class IB Shares                      .46          .25         .05          .76(17)
      Putnam VT International Growth Fund - Class IB Shares                   .76          .25         .18         1.19(17)
      Putnam VT International New Opportunities Fund - Class IB Shares       1.00          .25         .24         1.49(17)

Royce Capital Fund

      Micro-Cap Portfolio                                                    1.25           --         .10         1.35(18)
      Small-Cap Portfolio                                                    1.00           --         .35         1.35(18)

Wanger

      International Small Cap                                                1.24           --         .19         1.43(19)
      U.S. Smaller Companies                                                  .94           --         .05          .99(19)
      (previously Wanger U.S. Small Cap)


(1) The fund's expense figures are based on actual expenses, after fee waivers and expense reimbursements, for the fiscal year ending Aug. 31, 2001. Without fee waivers and expense reimbursements "Other expenses" and "Total" would be 0.29% and 0.96% for AXP(R) Variable Portfolio - Blue Chip Advantage Fund, 0.49% and 1.17% for AXP(R) Variable Portfolio - Diversified Equity Income Fund, 0.13% and 0.87% for AXP(R) Variable Portfolio - Federal Income Fund, 0.16% and 0.91% for AXP(R) Variable Portfolio - Growth Fund, and 0.40% and 1.26% for AXP(R) Variable Portfolio - Small Cap Advantage Fund.
(2) The fund's expense figures are based on actual expenses for the fiscal year ended Aug. 31, 2001.
(3) The fund's expense figures are for the year ended Dec. 31, 2001 and are expressed as a percentage of Fund average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.
(4) Figures in "Management fees," "12b-1 fees," "Other expenses" and "Total" are based on actual expenses for the fiscal period ended Dec. 31, 2001.
(5) The Advisor is contractually obligated to reduce its fee to the extent required to limit Baron Capital Asset Fund's total operating expenses to 1.50% for the first $250 million of assets in the Fund, 1.35% for Fund assets over $250 million and 1.25% for Fund assets over $500 million. Without the expense limitations, total operating expenses for the Fund for the period ended Dec. 31, 2001 would have been 1.59%.
(6) Expense ratios are shown after fee waivers and expenses reimbursements by the investment adviser. The total expense ratios before the waivers and reimbursements would have been: Credit Suisse Trust Emerging Growth Portfolio (0.90%, 0%, 0.39% and 1.29%).
(7) Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time. See the accompanying fund prospectus for details.
(8)  The Fund administration fee is paid indirectly through the management fee.
(9) The Fund's Class 2 distribution plan or "Rule 12b-1 plan" is described in the Fund's prospectus.


(10) The manager has agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's Board of Trustees and an order of the Securities and Exchange Commission. Absent fee waivers and/or reimbursements. "Management Fees" and "Total" would have been 0.69% and 1.16% for Templeton Foreign Securities Fund - Class 2.
(11) FTVIPT Templeton International Smaller Companies Fund - Class 2 merged into this fund as of April 30, 2002.
(12) Expense ratios are shown after fee waivers and expense reimbursements by the investment adviser. The expense ratios before the waivers and reimbursements would have been: 0.75%, 0.94% and 1.69% for Capital Growth Fund, 0.70%, 0.12%, and 0.82% for CORE(SM) U.S. Equity Fund, and 1.00%, 1.05% and 2.05% for International Equity Fund. CORE(SM) U.S. Equity was under its expense cap of 0.20% in 2001. CORE(SM) is a service mark of Goldman, Sachs & Co.
(13) Figures in "Management fees," "12b-1 fees," "Other expenses" and "Total" are based on actual expenses for the fiscal period ended Dec. 31, 2001.
(14) Total annual expenses for the Lazard Equity and International Equity Portfolios have been reimbursed through Dec. 31, 2001 to the extent that they exceed in any fiscal year 1.25% of the Portfolios' average daily net assets. Absent fee waivers and/or reimbursements, "Other expenses" and "Total" expenses for the year ended Dec. 31, 2001 would have been 2.25% and 3.25% for Equity Portfolio and 0.94% and 1.94% for International Equity Portfolio.
(15) Each series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other expenses" do not take into account these expense reductions, and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, "Net Expenses" would be lower for certain series and would equal: 1.05% for New Discovery Series, 0.89% for Research Series, and 0.92% for Utilities Series.
(16) MFS has contractually agreed, subject to reimbursement, to bear expenses for these series such that each such series' "Other expenses" (after taking into account the expense offset arrangement described above), do not exceed the following percentages of the average daily net assets of the series during the current fiscal year 0.15% for the New Discovery Series. Without this agreement, "Other expenses" and "Total" would have been 0.19% and 1.09%. These contractual fee arrangements will continue until at least May 1, 2003, unless changed with the consent of the board of trustees which oversees the series.

(17) Restated to reflect an increase in 12b-1 fees currently payable to Putnam Investment Management, LLC ("Putnam Management"). The Trustees currently limit payments on class IB shares to 0.25% of average net assets. Actual 12b-1 fees during the most recent fiscal year were 0.22% of average net assets.
(18) Royce has contractually agreed to waive its fees and reimburse expenses to the extent necessary to maintain the Funds Net Annual Operating Expense ratio at or below 1.35% through Dec. 31, 2002 and 2.99% through Dec. 31, 2010. Absent fee waivers "Other expenses" and "Total" would be 0.17% and 1.42% for Royce Micro-Cap Portfolio and 1.20% and 2.20% for Royce Small-Cap Portfolio.
(19) Figures in "Management fees," "12b-1 fees," "Other expenses," and "Total" are based on actual expenses for the fiscal year ended Dec. 31, 2001. Liberty Wanger Asset Management, L.P. will reimburse the Fund if its annual ordinary operating expenses exceed 2.00% of average daily net assets. This commitment expires on Sept. 30, 2002.



American Enterprise Life Insurance Company has entered into certain arrangements under which it is compensated by the funds' advisers and/or distributors for the administrative services it provides to these funds.


PREMIUM EXPENSE CHARGE

We deduct this charge from each premium payment. We credit the amount remaining after the deduction, called the net premium, to the account(s) you have selected. The premium expense charge is 3% of each premium payment. It partially compensates American Enterprise Life for expenses of distributing the policy, including agents' commissions, advertising and printing of prospectuses and sales literature. (The surrender charge, discussed under "Surrender Charge" in the section "Loads, Fees and Charges," also may partially compensate these expenses.) It also compensates American Enterprise Life for paying taxes imposed by certain states and governmental subdivisions on premiums received by insurance companies. All policies in all states are charged the same premium expense charge even though state premium taxes vary.

MONTHLY DEDUCTION

On each monthly date we deduct from the value of your policy in the fixed account and/or subaccounts an amount equal to the sum of:

1. the cost of insurance for the policy month;
2. the policy fee shown in your policy; and
3. charges for any optional insurance benefits provided by rider for the policy month.

We explain each of the three components below.

We will take monthly deductions from the fixed account and the subaccounts on a pro rata basis.

If the cash surrender value of your policy is not enough to cover the monthly deduction on a monthly anniversary, the policy may lapse. However, the policy will not lapse if the no lapse guarantee is in effect. (See "No Lapse Guarantee;" also "Grace Period" and "Reinstatement" under the section "Keeping the Policy in Force").

COMPONENTS OF THE MONTHLY DEDUCTION:

1. COST OF INSURANCE: primarily, the cost of providing the death benefit under your policy. It depends on:

-  the amount of the death benefit;
-  the policy value; and
-  the statistical risk that the insured will die in a given period.

The cost of insurance for a policy month is calculated as: [(a + b) X (c - d)] DIVIDED BY 1,000 where:

(a) IS THE MONTHLY COST OF INSURANCE RATE based on the insured's attained insurance age, sex (unless unisex rates are required by law) and risk classification. Generally, the cost of insurance rate will increase as the insured's attained insurance age increases.

We set the rates based on our expectations as to future mortality experience. We may change the rates from time to time; any change will apply to all individuals of the same rate classification. However, rates will not exceed the "Guaranteed Maximum Monthly Cost of Insurance Rates" shown in your policy, which are based on the 1980 Commissioners Standard Ordinary Smoker or Nonsmoker Mortality Tables, Age Last Birthday.

(b) IS ANY FLAT EXTRA INSURANCE CHARGES we assess as a result of special underwriting considerations.

(c) IS THE DEATH BENEFIT on the monthly date divided by 1.0032737 (which reduces American Enterprise Life's net amount at risk, solely for computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4.0%).

(d) IS THE POLICY VALUE on the monthly date. At this point, the policy value has been reduced by the policy fee, and any charges for optional riders.

2. ADMINISTRATIVE CHARGE: $7 per month. This charge reimburses American Enterprise Life for expenses of issuing the policy, such as processing the application (primarily underwriting) and setting up computer records; and of administering the policy, such as processing claims, maintaining records, making policy changes and communicating with owners.

3. OPTIONAL INSURANCE BENEFIT CHARGES: charges for any optional benefits you add to the policy by rider. (See "Optional Insurance Benefits.")

SURRENDER CHARGE
If you surrender your policy or the policy lapses during the first 15 policy years and in the 15 years following an increase in specified amount, we will assess a surrender charge.

The surrender charge reimburses American Enterprise Life for costs of issuing the policy, such as processing the application (primarily underwriting) and setting up computer records. It also partially pays for commissions, advertising and printing the prospectus and sales literature.


The maximum surrender charge for the initial specified amount is shown in your policy. It is based on the insured's insurance age, sex, risk classification and initial specified amount. The maximum surrender charge for the initial specified amount will decrease annually until it is zero at the beginning of the 16th policy year. If you increase the specified amount, an additional surrender charge will apply. The additional maximum surrender charge in a revised policy will be based on the insured's attained insurance age, sex, risk classification and the amount of the increase. The additional maximum surrender charge will decrease annually until it is zero at the beginning of the 16th year following the increase.


The following example illustrates how we calculate the maximum surrender charge for a male, insurance age 35 qualifying for nonsmoker rates. We assume the specified amount to be $100,000.

                              LAPSE OR SURRENDER DURING YEAR                      SURRENDER CHARGE
                                           1                                       $  1,201.00
                                           2                                          1,120.93
                                           3                                          1,040.87
                                           4                                            960.80
                                           5                                            880.73
                                           6                                            800.67
                                           7                                            720.60
                                           8                                            640.53
                                           9                                            560.47
                                          10                                            480.40
                                          11                                            400.33
                                          12                                            320.27
                                          13                                            240.20
                                          14                                            160.13
                                          15                                             80.07
                                          16+                                             0.00

The amounts shown decrease on an annual basis.

The maximum surrender charge is the rate from the table below multiplied by the number of thousands of dollars of initial specified amount. For example, a male age 20 with a nonsmoker risk classification and an initial specified amount of $50,000 will have a surrender charge per 1,000 of $8.81 multiplied by 50 or $440.50. As another example, a female age 75 with a smoker risk classification and an initial specified amount of $5,000,000 will have a surrender charge per 1,000 of $57.32 multiplied by 5,000 or $286,600.


MAXIMUM SURRENDER CHARGE (RATE PER THOUSAND OF INITIAL SPECIFIED AMOUNT)



                                                                       STANDARD                     STANDARD
AGE                                                                      MALE                        FEMALE
 0                                                                      $ 7.25                        $ 6.84
 1                                                                        7.20                          6.81
 2                                                                        7.27                          6.85
 3                                                                        7.33                          6.91
 4                                                                        7.40                          6.96
 5                                                                        7.48                          7.03
 6                                                                        7.56                          7.08
 7                                                                        7.64                          7.15
 8                                                                        7.75                          7.23
 9                                                                        7.84                          7.29
10                                                                        7.95                          7.37

                                        8

                                                        NONSMOKER      STANDARD     NONSMOKER       STANDARD
AGE                                                       MALE           MALE        FEMALE          FEMALE
11                                                                      $ 8.07                        $ 7.47
12                                                                        8.19                          7.55
13                                                                        8.31                          7.64
14                                                                        8.44                          7.75
15                                                                        8.57                          7.84
16                                                                        8.69                          7.95
17                                                                        8.83                          8.05
18                                                                        8.96                          8.17
19                                                                        9.09                          8.29
20                                                        $ 8.81          9.96         $ 8.25           8.81
21                                                          8.93         10.13           8.39           8.96
22                                                          9.08         10.32           8.51           9.12
23                                                          9.23         10.52           8.64           9.29
24                                                          9.39         10.73           8.79           9.47
25                                                          9.55         10.96           8.95           9.65
26                                                          9.73         11.21           9.11           9.85
27                                                          9.93         11.48           9.27          10.05
28                                                         10.13         11.76           9.45          10.27
29                                                         10.36         12.07           9.64          10.51
30                                                         10.59         12.39           9.84          10.75
31                                                         10.84         12.73          10.05          11.00
32                                                         11.11         13.11          10.27          11.28
33                                                         11.39         13.49          10.51          11.56
34                                                         11.69         13.92          10.76          11.87
35                                                         12.01         14.36          11.01          12.19
36                                                         12.35         14.83          11.29          12.52
37                                                         12.71         15.32          11.59          12.88
38                                                         13.08         15.84          11.89          13.25
39                                                         13.48         16.40          12.21          13.64
40                                                         13.89         16.99          12.56          14.05
41                                                         14.35         17.60          12.92          14.48
42                                                         14.83         18.25          13.29          14.92
43                                                         15.32         18.95          13.69          15.39
44                                                         15.85         19.67          14.11          15.88
45                                                         16.43         20.44          14.55          16.40
46                                                         17.03         21.25          15.01          16.93
47                                                         17.67         22.11          15.51          17.51
48                                                         18.33         23.01          16.03          18.11
49                                                         19.07         23.99          16.59          18.73
50                                                         19.83         25.00          17.17          19.40
51                                                         20.65         26.09          17.80          20.11
52                                                         21.53         27.25          18.45          20.85
53                                                         22.47         28.47          19.16          21.64
54                                                         23.47         29.76          19.91          22.47
55                                                         24.52         31.13          20.69          23.35
56                                                         25.65         32.57          21.53          24.27

                                        9

                                                         NONSMOKER     STANDARD       NONSMOKER      STANDARD
AGE                                                        MALE          MALE          FEMALE         FEMALE
57                                                        $26.87        $34.11         $22.44         $25.25
58                                                         28.15         35.72          23.40          26.31
59                                                         29.53         37.44          24.43          27.44
60                                                         31.01         39.28          25.55          28.65
61                                                         32.60         41.24          26.75          29.97
62                                                         34.29         43.33          28.04          31.39
63                                                         36.12         45.55          29.44          32.91
64                                                         38.07         47.89          30.93          34.53
65                                                         40.15         50.37          32.53          36.25
66                                                         42.37         52.99          34.25          38.09
67                                                         44.76         55.75          36.09          40.05
68                                                         47.33         57.75          38.08          42.17
69                                                         50.09         57.69          40.25          44.47
70                                                         53.08         57.63          42.63          46.97
71                                                         56.31         57.58          45.21          49.72
72                                                         57.41         57.55          48.04          52.72
73                                                         57.37         57.53          51.12          55.97
74                                                         57.33         57.53          54.47          57.38
75                                                         57.29         57.53          57.23          57.32
76                                                         57.24         57.53          57.14          57.26
77                                                         57.19         57.52          57.05          57.18
78                                                         57.11         57.48          56.94          57.09
79                                                         57.04         57.43          56.83          56.99
80                                                         56.97         57.39          56.73          56.90
81                                                         56.91         57.36          56.63          56.81
82                                                         56.88         57.36          56.56          56.74
83                                                         56.87         57.39          56.51          56.71
84                                                         56.89         57.42          56.46          56.69
85                                                         56.90         57.44          56.42          56.66


PARTIAL SURRENDER FEE

If you surrender part of the value of your policy, we will charge you $25 (or 2% of the amount surrendered, if less.) We guarantee that this fee will not increase for the duration of your policy.

MORTALITY AND EXPENSE RISK CHARGE

This charge applies only to the subaccounts and not to the fixed account. It is equal, on an annual basis, to 0.9% of the average daily net asset value of the subaccounts.

Computed daily, the charge compensates American Enterprise Life for:

- MORTALITY RISK -- the risk that the cost of insurance charge will be insufficient to meet actual claims.
- EXPENSE RISK -- the risk that the policy fee and the surrender charge (described above) may be insufficient to cover the cost of administering the policy.

Any profit from the mortality and expense risk charge would be available to American Enterprise Life for any proper corporate purpose including, among others, payment of sales and distribution expenses, which we do not expect to be covered by the premium expense charge and surrender charges discussed earlier. American Enterprise Life will make up any further deficit from its general assets.


OTHER INFORMATION ON CHARGES


American Enterprise Life may reduce or eliminate various fees and charges when we incur lower sales costs and/or perform fewer administrative services than usual.

PURCHASING YOUR POLICY

APPLICATION

To apply for coverage, complete an application and send it with your premium payment to American Enterprise Life's office. In your application, you:

-  select a specified amount of insurance;
-  select a death benefit option;
-  designate a beneficiary; and
- state how premiums are to be allocated among the fixed account and/or the subaccounts.

INSURABILITY: Before issuing your policy, we require satisfactory evidence of the insurability of the person whose life you propose to insure (yourself or someone else). Our underwriting department will review your application and any medical information or other data required to determine whether the proposed individual is insurable under our underwriting rules. We may decline your application if we determine the individual is not insurable and we will return any premium you have paid.

AGE LIMIT: American Enterprise Life generally will not issue a policy where the proposed insured is over the insurance age of 85. We may, however, do so at our sole discretion.

RISK CLASSIFICATION: The risk classification is based on the insured's health, occupation or other relevant underwriting standards. This classification will affect the monthly deduction and may affect the cost of certain optional insurance benefits. (See "Loads, Fees and Charges" and "Optional Insurance Benefits.")

OTHER CONDITIONS: In addition to proving insurability, you and the insured must also meet certain conditions, stated in the application form, before coverage will become effective and your policy will be delivered to you.


INCONTESTABILITY: American Enterprise Life will have two years from the effective date of your policy to contest the truth of statements or representations in your application. After the policy has been in force during the insured's lifetime for two years from the policy date, we cannot contest the truth of statements or representations in your application.


RIGHT TO EXAMINE POLICY

You may return your policy for any reason and receive a refund of policy value, less indebtedness, plus any premium expense charges or monthly deductions taken. In Hawaii, Illinois, Louisiana, Minnesota, Missouri, Nebraska, North Carolina, South Carolina, Virginia, Washington and Wisconsin, you will receive a full refund of all premiums paid. To do so, you must mail or deliver the policy to American Enterprise Life's office or your sales representative with a written request for cancellation by the 20th day after you receive it. On the date your request is postmarked or received, the policy will immediately be considered void from the start.

PREMIUMS

PAYMENT OF PREMIUMS: In applying for your policy, you decide how much you intend to pay and how often you will make payments. DURING THE FIRST SEVERAL POLICY YEARS UNTIL THE POLICY VALUE IS SUFFICIENT TO COVER THE SURRENDER CHARGE, AMERICAN ENTERPRISE LIFE REQUIRES THAT YOU PAY PREMIUMS SUFFICIENT TO KEEP THE NLG IN EFFECT IN ORDER TO KEEP THE POLICY IN FORCE.

You may schedule payments annually, semiannually or quarterly. (American Enterprise Life must approve payment at any other interval). We show this premium schedule in your policy.

The scheduled premium serves only as an indication of your intent as to the frequency and amount of future premium payments. You may skip scheduled premium payments at any time if your cash surrender value is sufficient to pay the monthly deduction or if you have paid sufficient premiums to keep the no lapse guarantee in effect.

You may also change the amount and frequency of scheduled premium payments by written request. American Enterprise Life reserves the right to limit the amount of such changes. Any change in the premium amount is subject to applicable tax laws and regulations.

Although you have flexibility in paying premiums, the amount and frequency of your payments will affect the policy value, cash surrender value and length of time your policy will remain in force, as well as affect whether the NLG remains in effect.

PREMIUM LIMITATIONS: You may make unscheduled premium payments at any time and in any amount of at least $25. American Enterprise Life reserves the right to limit the number and amount of unscheduled premium payments. No premium payments, scheduled or unscheduled, are allowed on or after the insured's attained insurance age 100.

Also, in order to receive favorable tax treatment under the Code, premiums you pay during the life of the policy must not exceed certain limitations. To comply with the Code, we can either refuse excess premiums as you pay them or refund excess premiums with interest no later than 60 days after the end of the policy year in which they were paid.

ALLOCATION OF PREMIUMS: As of the policy date, we will allocate the net premiums to the account(s) you have selected in your application. At that time, we will begin to assess the various loads, fees, charges and expenses.

We convert any amount that you allocate to a subaccount into accumulation units of that subaccount, as explained under "Policy Value." Similarly, when you transfer value between subaccounts, we convert accumulation units in one subaccount into a cash value, which we then convert into accumulation units of the second subaccount.

KEEPING THE POLICY IN FORCE

NO LAPSE GUARANTEE
The NLG provides that your policy will remain in force for five policy years even if the cash surrender value is insufficient to pay the monthly deduction. The NLG will stay in effect as long as:

- the sum of premiums paid; minus
- partial surrenders; minus
- outstanding indebtedness; equals or exceeds
- the minimum monthly premiums due since the policy date.

The minimum monthly premium is shown in the policy.

If, on a monthly date, you have not paid enough premiums to keep the NLG in effect, the no lapse guarantee will terminate. In addition, your policy will lapse (terminate) if the cash surrender value is less than the amount needed to pay the monthly deduction.

GRACE PERIOD

If on a monthly date the cash surrender value of your policy is less than the amount needed to pay the next monthly deduction and the NLG is not in effect, you will have 61 days to pay the required premium amount. If you do not pay the required premium, the policy will lapse.

American Enterprise Life will mail a notice to your last known address, requesting payment of the premium needed to keep the policy in force. If we receive this premium before the end of the 61-day grace period, we will use the payment to cover all monthly deductions and any other charges then due. We will add any balance to the policy value and allocate it in the same manner as other premium payments.

If a policy lapses with outstanding indebtedness, any excess of the outstanding indebtedness over the premium paid generally will be taxable to the owner. (See "Federal Taxes.") If the insured dies during the grace period, we will deduct any overdue monthly deductions from the death benefit.

REINSTATEMENT

Your policy may be reinstated within five years after it lapses, unless you surrendered it for cash. To reinstate, American Enterprise Life will require:

- a written request;
- evidence satisfactory to American Enterprise Life that the insured remains insurable;
- payment of the required reinstatement premium; and
- payment or reinstate'ment of any indebtedness.

The reinstatement premium is the required premium to reinstate the policy.

The effective date of a reinstated policy will be the monthly date on or next following the day we accept your application for reinstatement. The suicide period (see "Proceeds Payable upon Death") will apply from the effective date of reinstatement (except in Georgia, Nebraska, Oklahoma, Pennsylvania, South Carolina, Tennessee, Utah and Virginia.) Surrender charges will also be reinstated.

We will have two years from the effective date of reinstatement (except in Tennessee and Virginia) to contest the truth of statements or representations in the reinstatement application.

THE VARIABLE ACCOUNT

We established the variable account on July 15, 1987 under Indiana law. It is registered as a single unit investment trust under the Investment Company Act of 1940. The variable account consists of a number of subaccounts, each of which invests in shares of a particular fund. This registration does not involve any Securities and Exchange Commission (SEC) supervision of the account's management or investment practices or policies.

The variable account meets the definition of a separate account under federal securities laws. Income, capital gains or capital losses of each subaccount are credited to or charged against the assets of that subaccount alone. State insurance law provides that we will not charge a variable subaccount with liabilities of any other subaccount or of any other business conducted by American Enterprise Life. At all times, American Enterprise Life will maintain assets in the subaccounts with total market value at least equal to the reserves and other liabilities required to cover insurance benefits under all policies participating in the subaccount.

The U.S. Treasury and the IRS indicated they may provide additional guidance on investment control. This concerns how many subaccounts an insurance company may offer and how many exchanges among subaccounts it may allow before the owner would be currently taxed on income earned within subaccount assets. We do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the policy, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.

THE FUNDS

You can direct your premiums to any or all of the subaccounts of the variable account that invest in shares of the following funds:


SUBACCOUNT     INVESTING IN            INVESTMENT OBJECTIVES AND POLICIES           INVESTMENT ADVISER OR MANAGER
-------------------------------------------------------------------------------------------------------------------------------
VPBCA          AXP(R) Variable         Objective: long-term total return            IDS Life Insurance Company (IDS Life),
               Portfolio - Blue Chip   exceeding that of the U.S. stock market.     investment manager; American Express
               Advantage Fund          Invests primarily in blue chip stocks.       Financial Corporation (AEFC), investment
                                       Blue chip stocks are issued by companies     adviser.
                                       with a market capitalization of at least
                                       $1 billion, an established management,
                                       a history of consistent earnings and a
                                       leading position within their respective
                                       industries.

VPBND          AXP(R) Variable         Objective: high level of current income      IDS Life, investment manager; AEFC,
               Portfolio - Bond Fund   while conserving the value of the            investment adviser.
                                       investment and continuing a high level of
                                       income for the longest time period.
                                       Invests primarily in bonds and other debt
                                       obligations.

VPCPR          AXP(R) Variable         Objective: capital appreciation. Invests     IDS Life, investment manager; AEFC,
               Portfolio - Capital     primarily in U.S. common stocks and other    investment adviser.
               Resource Fund           securities convertible into common
                                       stocks.

VPCMG          AXP(R) Variable         Objective: maximum current income            IDS Life, investment manager; AEFC,
               Portfolio - Cash        consistent with liquidity and stability of   investment adviser.
               Management Fund         principal. Invests primarily in money
                                       market securities.

VPDEI          AXP(R) Variable         Objective: a high level of current income    IDS Life, investment manager; AEFC,
               Portfolio -             and, as a secondary goal, steady growth of   investment adviser.
               Diversified Equity      capital. Invests primarily in
               Income Fund             dividend-paying common and preferred
                                       stocks.

VPEXI          AXP(R) Variable         Objective: high current income, with         IDS Life, investment manager; AEFC,
               Portfolio - Extra       capital growth as a secondary objective.     investment adviser.
               Income Fund             Invests primarily in long-term,
                                       high-yielding, high-risk corporate bonds
                                       (junk bonds) issued by U.S. and foreign
                                       corporations.

VPFIF          AXP(R) Variable         Objective: a high level of current income    IDS Life, investment manager; AEFC,
               Portfolio - Federal     and safety of principal consistent with an   investment adviser.
               Income Fund             investment in U.S. government and
                                       government agency securities. Invests
                                       primarily in debt obligations issued or
                                       guaranteed as to principal and interest by
                                       the U.S. government, its agencies or
                                       instrumentalities.

VPGRO          AXP(R) Variable         Objective: long-term capital growth.         IDS Life, investment manager; AEFC,
               Portfolio - Growth      Invests primarily in common stocks and       investment adviser.
               Fund                    securities convertible into common stocks
                                       that appear to offer growth opportunities.

VPMGD          AXP(R) Variable         Objective: maximum total investment return   IDS Life, investment manager; AEFC,
               Portfolio - Managed     through a combination of capital growth      investment adviser.
               Fund                    and current income. Invests primarily in a
                                       combination of common and preferred
                                       stocks, convertible securities, bonds and
                                       money market instruments.

                                       13

SUBACCOUNT     INVESTING IN            INVESTMENT OBJECTIVES AND POLICIES           INVESTMENT ADVISER OR MANAGER
-------------------------------------------------------------------------------------------------------------------------------
VPNDM          AXP(R) Variable         Objective: long-term growth of capital.      IDS Life, investment manager; AEFC,
               Portfolio - NEW         Invests primarily in common stocks showing   investment adviser.
               DIMENSIONS FUND(R)      potential for significant growth.

VPSCA          AXP(R) Variable         Objective: long-term capital growth.         IDS Life, investment manager; AEFC,
               Portfolio - Small Cap   Invests primarily in common stocks of        investment adviser; Kenwood Capital
               Advantage Fund          small companies that are often included in   Management, LLC, sub-adviser.
                                       the Russell 2000 Index and/or have market
                                       capitalization under $2 billion.

VACAP          AIM V.I. Capital        Objective: growth of capital. Invests        A I M Advisors, Inc.
               Appreciation Fund,      principally in common stocks of companies
               Series I                likely to benefit from new or innovative
                                       products, services or processes as well
                                       as those with above-average growth and
                                       excellent prospects for future growth.

VACDV          AIM V.I. Capital        Objective: long-term growth of capital.      A I M Advisors, Inc.
               Development Fund,       Invests primarily in securities (including
               Series I                common stocks, convertible securities and
                                       bonds) of small- and medium-sized
                                       companies.

VAVAL          AIM V.I. Premier        Objective: long-term growth of capital       A I M Advisors, Inc.
               Equity Fund, Series I   with income as a secondary objective.
               (previously AIM V.I.    Invests normally at least 80% of its net
               Value Fund, Series I)   assets, plus the amount of any borrowings
                                       for investment purposes, in equity
                                       securities including convertible
                                       securities. The fund also may invest in
                                       preferred stocks and debt instruments
                                       that have prospects for growth of
                                       capital.

VAPGR          Alliance VP Premier     Objective: long-term growth of capital by    Alliance Capital Management, L.P.
               Growth Portfolio        pursuing aggressive investment policies.
               (Class B)               Invests primarily in equity securities of
                                       a limited number of large, carefully
                                       selected, high-quality U.S. companies that
                                       are judged likely to achieve superior
                                       earnings growth.

VATEC          Alliance VP             Objective: growth of capital. Current        Alliance Capital Management, L.P.
               Technology Portfolio    income is only an incidental
               (Class B)               consideration. Invests primarily in
                                       securities of companies expected to
                                       benefit from technological advances and
                                       improvements.

VAUGH          Alliance VP U.S.        Objective: high level of current income      Alliance Capital Management, L.P.
               Government/High Grade   consistent with preservation of capital.
               Securities Portfolio    Invests primarily in (1) U.S. government
               (Class B)               securities and (2) other high-grade debt
                                       securities or, if unrated, of equivalent
                                       quality.

VBCAS          Baron Capital Asset     Objective: capital appreciation. Invests     BAMCO, Inc.
               Fund - Insurance        primarily in securities of small and
               Shares                  medium sized companies with undervalued
                                       assets or favorable growth prospects.

                                       14

SUBACCOUNT     INVESTING IN            INVESTMENT OBJECTIVES AND POLICIES           INVESTMENT ADVISER OR MANAGER
-------------------------------------------------------------------------------------------------------------------------------
VWTEG          Credit Suisse Trust -   Objective: maximum capital appreciation.     Credit Suisse Asset Management, LLC.
               Emerging Growth         Invests in U.S. equity securities of
               Portfolio               emerging-growth companies with growth
                                       characteristics such as positive earnings
                                       and potential for accelerated growth.

VFGRI          Fidelity VIP Growth &   Strategy: high total return through a        Fidelity Management & Research Company
               Income Portfolio        combination of current income and capital    (FMR), investment manager; FMR U.K. and
               (Service Class)         appreciation. Normally invests a majority    FMR Far East, sub-investment advisers.
                                       of assets in common stocks with a focus
                                       on those that pay current dividends and
                                       show potential for capital appreciation.

VFMDC          Fidelity VIP Mid Cap    Strategy: long-term growth of capital.       FMR, investment manager; FMR U.K. and FMR
               Portfolio (Service      Normally invests at least 80% of assets in   Far East, sub-investment advisers.
               Class)                  securities of companies with medium market
                                       capitalization common stocks.

VFOVS          Fidelity VIP Overseas   Strategy: long-term growth of capital.       FMR, investment manager; FMR U.K., FMR
               Portfolio (Service      Invests primarily in common stocks of        Far East, Fidelity International
               Class)                  foreign securities.                          Investment Advisors (FIIA) and FIIA U.K.,
                                                                                    sub-investment advisers.

VFRES          FTVIPT Franklin Real    Objective: capital appreciation with a       Franklin Advisers, Inc.
               Estate Fund - Class 2   secondary goal to earn current income.
                                       Invests at least 80% of its net assets in
                                       investments of companies operating in the
                                       real estate industry. The Fund invests
                                       primarily in equity real estate
                                       investment trusts (REITs).

VFMSS          FTVIPT Mutual Shares    Objective: capital appreciation with         Franklin Mutual Advisers, LLC
               Securities Fund -       income as a secondary goal. Invests
               Class 2                 primarily in debt and equity securities of
                                       companies that the manager believes are
                                       available at market prices less than
                                       their value based on certain recognized
                                       or objective criteria (intrinsic value).

VILSE          FTVIPT Templeton        Objective: long-term capital growth.         Templeton Investment Counsel, LLC
               Foreign Securities      Invests at least 80% of its net assets in
               Fund - Class 2          foreign securities, including those in
               (previously FTVIPT      emerging markets.
               Templeton International
               Securities Fund -
               Class 2. FTVIPT
               Templeton International
               Smaller Companies
               Fund - Class 2 merged
               into this fund as of
               April 30, 2002.)

VGCPG          Goldman Sachs VIT       Objective: seeks long-term growth of         Goldman Sachs Asset Management
               Capital Growth Fund     capital by investing, under normal
                                       circumstances, at least 90% of its total
                                       assets (not including securities lending
                                       collateral and any investment of that
                                       collateral) measured at the time of
                                       purchase in a diversified portfolio of
                                       equity investments that are considered by
                                       the investment advisor to have long-term
                                       capital appreciation potential.

                                       15

SUBACCOUNT     INVESTING IN            INVESTMENT OBJECTIVES AND POLICIES           INVESTMENT ADVISER OR MANAGER
-------------------------------------------------------------------------------------------------------------------------------
VGCUS          Goldman Sachs VIT       Objective: seeks long-term growth of         Goldman Sachs Asset Management
               CORE(SM) U.S. Equity    capital and dividend income. Invests,
               Fund                    under normal circumstances, at least 90%
                                       of its total assets (not including
                                       securities lending collateral and any
                                       investment of that collateral) measured
                                       at the time of purchase in a broadly
                                       diversified portfolio of large-cap and
                                       blue chip equity investments representing
                                       all major sectors of the U.S. economy.

VGINE          Goldman Sachs VIT       Objective: seeks long-term capital           Goldman Sachs Asset Management
               International Equity    appreciation. Invests, under normal          International
               Fund                    circumstances, at least 80% of its net
                                       assets plus any borrowing for investment
                                       purposes (measured at time of purchase)
                                       in a diversified portfolio of equity
                                       investments of companies that are
                                       organized outside the U.S., or whose
                                       securities are principally traded outside
                                       the U.S.

VJUDE          JPMorgan U.S.           Objective: seeks to provide high total       J.P. Morgan Investment Management Inc.
               Disciplined Equity      return from a portfolio of selected equity
               Portfolio               securities. The portfolio invests
                                       primarily in large and medium
                                       capitalization U.S. companies. The
                                       portfolio is designed for investors who
                                       want an actively managed portfolio of
                                       selected equity securities that seek to
                                       outperform the S&P 500 Index.

VLREQ          Lazard Retirement       Objective: long-term capital appreciation.   Lazard Asset Management
               Equity Portfolio        Invests primarily in equity securities,
                                       principally common stocks of relatively
                                       large U.S. companies with market
                                       capitalizations in the range of the S&P
                                       500(R) Index that the Investment Manager
                                       believes are undervalued based on their
                                       earnings, cash flow or asset values.

VLRIE          Lazard Retirement       Objective: long-term capital appreciation.   Lazard Asset Management
               International Equity    Invests primarily in equity securities,
               Portfolio               principally common stocks of relatively
                                       large non-U.S. companies with market
                                       capitalizations in the range of the
                                       Morgan Stanley Capital International
                                       (MSCI) Europe, Australia and Far East
                                       (EAFE(R)) Index that the Investment
                                       Manager believes are undervalued based on
                                       their earnings, cash flow or asset
                                       values.

VMNDS          MFS(R) New Discovery    Objective: capital appreciation. Invests     MFS Investment Management(R)
               Series - Initial Class  primarily in equity securities of emerging growth companies.

                                       16

SUBACCOUNT     INVESTING IN               INVESTMENT OBJECTIVES AND POLICIES             INVESTMENT ADVISER OR MANAGER
------------------------------------------------------------------------------------------------------------------------------------
VMRES          MFS(R) Research Series -   Objective: long-term growth of capital and     MFS Investment Management(R)
               Initial Class              future income. Invests primarily in common
                                          stocks and related securities that have
                                          favorable prospects for long-term growth,
                                          attractive valuations based on current
                                          and expected earnings or cash flow,
                                          dominant or growing market share, and
                                          superior management.

VMUTS          MFS(R) Utilities Series    Objective: capital growth and current          MFS Investment Management(R)
               - Initial Class            income. Invests primarily in equity and
                                          debt securities of domestic and foreign
                                          companies in the utilities industry.

VPGRI          Putnam VT Growth and       Objective: capital growth and current          Putnam Investment Management, LLC
               Income Fund - Class        income. The fund seeks its goal by
               IB Shares                  investing in common stocks of U.S.
                                          companies with a focus on value stocks
                                          that offer the potential for capital
                                          growth, current income, or both.

VPIGR          Putnam VT International    Objective: capital appreciation. The fund      Putnam Investment Management, LLC
               Growth Fund -              seeks its goal by investing mainly in
               Class IB Shares            common stocks of companies outside the
                                          United States.

VPINO          Putnam VT International    Objective: long-term capital appreciation.     Putnam Investment Management, LLC
               New Opportunities Fund -   The fund seeks its goal by investing
               Class IB Shares            mainly in common stock of companies
                                          outside the United States with a focus on
                                          growth stocks.

VRMCC          Royce Micro-Cap Portfolio  Objective: long-term growth of capital.        Royce & Associates, LLC
                                          Invests primarily in a broadly diversified
                                          portfolio of equity securities issued by
                                          micro-cap companies (companies with stock
                                          market capitalizations below $400
                                          million).

VRPRM          Royce Small-Cap Portfolio  Objective: long-term growth of capital         Royce & Associates, LLC
                                          with current income as a secondary
                                          objective. Invests primarily in a limited
                                          number of equity securities issued by
                                          small companies with stock market
                                          capitalization between $400 million and
                                          $2 billion.

VWISC          Wanger International       Objective: long-term growth of capital.        Liberty Wanger Asset Management, L.P.
               Small Cap                  Invests primarily in stocks of small- and
                                          medium-sized non-U.S. companies with
                                          capitalizations of less than $2 billion.

VWUSC          Wanger U.S. Smaller        Objective: long-term growth of capital.        Liberty Wanger Asset Management, L.P.
               Companies (previously      Invests primarily in stocks of small- and
               Wanger U.S. Small Cap)     medium-sized U.S. companies with
                                          capitalizations of less than $5 billion.

FUND OBJECTIVES

A fund underlying your policy in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any retail mutual fund.


The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.


All funds are available to serve as the underlying investments for variable life insurance policies. Some funds also are available to serve as investment options for variable annuities and tax-deferred retirement plans. It is possible that in the future, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously.

Although the insurance company and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of the appropriate funds will monitor events in order to identify any material conflicts between annuity owners, life insurance policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the fund prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts.

DIVERSIFICATION: The Internal Revenue Service (IRS) has issued final regulations relating to the diversification requirements under Section 817(h) of the Code. Each fund intends to comply with these requirements.

RELATIONSHIP BETWEEN FUNDS AND SUBACCOUNTS

Each subaccount buys shares of the appropriate fund at net asset value without a sales charge. Dividends and capital gain distributions from a fund are reinvested at net asset value without a sales charge and held by the subaccount as an asset. Each subaccount redeems fund shares without a charge to the extent necessary to make death benefit or other payments under the policy.

RATES OF RETURN OF THE FUNDS AND SUBACCOUNTS

This section presents rates of return first for the funds, and then for the corresponding subaccounts. Rates of return are different in the two cases because those of the subaccounts reflect additional charges. All charges and expenses mentioned in the section are explained fully under "Loads, Fees and Charges."


RATES OF RETURN OF THE FUNDS
In the following table are average annual rates of return based on the actual investment performance of the funds after deduction of applicable fund charges (including the investment management fees and nonadvisory expenses) for the periods indicated assuming reinvestment of dividends and capital gains. These rates do not reflect charges that apply to the subaccounts or the policy and therefore do not illustrate how actual investment performance will affect policy benefits. If these charges were reflected, the illustrated rates of return would have been significantly lower. Past performance does not guarantee future results.

AVERAGE ANNUAL TOTAL RETURN FOR PERIOD ENDING DEC. 31, 2001



                                                                                                                  10 YEARS OR SINCE
FUND                                                                        1 YEAR        3 YEARS      5 YEARS       COMMENCEMENT
AXP(R) Variable Portfolio -

       Blue Chip Advantage Fund (9/99)(1)                                   (16.49%)          --%          --%         (6.91%)
       Bond Fund (10/81)(1)                                                   7.67          4.90         4.98           7.21
       Capital Resource Fund (10/81)(1)                                     (18.11)        (5.78)        5.20           6.81
       Cash Management Fund (10/81)(1) (1.64% Simple, 1.65%,
        Compound)(2)                                                          3.74          4.76         4.92           4.48
       Diversified Equity Income Fund (9/99)(1)                               2.14            --           --           2.64
       Extra Income Fund (5/96)(1)                                            4.93          0.36         1.84           2.63
       Federal Income Fund (9/99)(1)                                          6.29            --           --           6.61
       Growth Fund (9/99)(1)                                                (30.95)           --           --         (16.01)
       Managed Fund (4/86)(1)                                               (10.59)         0.10         6.78           8.74
       New Dimensions Fund(R)(5/96)(1)                                      (16.71)        (0.01)        9.85          10.77
       Small Cap Advantage Fund (9/99)(1)                                    (6.53)           --           --           4.39

AIM V.I.

       Capital Appreciation Fund, Series I (5/93)(1)                        (23.28)        (0.39)        6.00          11.75
       Capital Development Fund, Series I (5/98)(1)                          (8.08)         9.04          N/A           0.50
       Premier Equity Fund, Series I (5/93)(1)                              (22.83)        (3.98)       (7.28)        (11.36)
       (previously AIM V.I. Value Fund, Series I)

Alliance VP

       Premier Growth Portfolio, Class B (6/92)(1),(3)                      (17.40)        (2.96)       12.60          (9.70)
       Technology Portfolio, Class B (1/96)(1),(4)                          (25.45)         1.02        12.45          (7.77)
       U.S. Government/High Grade Securities Portfolio,
        Class B (9/92)(1),(5)                                                 7.60          5.34         6.57           7.18

Baron Capital Funds Trust

       Capital Asset Fund - Insurance Shares (10/98)(1)                      12.30         14.10          N/A          23.10

Credit Suisse Trust

       Emerging Growth Portfolio (9/99)(1)                                  (16.41)          N/A          N/A           3.66

Fidelity VIP

       Growth & Income Portfolio (Service Class) (12/96)(1),(6)              (8.85)        (1.44)        9.99            N/A
       Mid Cap Portfolio (Service Class) (12/98)(1),(6)                      (3.36)        24.33          N/A            N/A
       Overseas Portfolio (Service Class) (1/87)(1),(6)                     (21.27)        (3.22)        2.64           5.85

FTVIPT

       Franklin Real Estate Fund - Class 2 (1/89)(1),(7)                      7.88          9.95         5.94          10.22
       Mutual Shares Securities Fund - Class 2 (11/96)(1),(7)                 7.04         11.25        10.16          10.60
       Templeton Foreign Securities Fund - Class 2 (5/92)(1),(8),(9)        (15.99)         0.35         4.63           9.64
       (previously FTVIPT Templeton International Securities Fund -
        Class 2)
       Templeton International Smaller Companies Fund -
        Class 2 (5/96)(1),(7)                                                (2.64)         6.01         0.58           2.62

                                       19

                                                                                                                  10 YEARS OR SINCE
FUND                                                                       1 YEAR        3 YEARS        5 YEARS      COMMENCEMENT
Goldman Sachs VIT

      Capital Growth Fund (4/98)(1)                                        (14.46%)        0.03%           N/A          3.50%
      CORE(SM) U.S. Equity Fund (2/98)(10)                                 (11.94)        (0.36)           N/A          3.31
      Global Income Fund (1/98)(1),(11)                                     10.40          6.02            N/A          6.63
      International Equity Fund (1/98)(1)                                  (22.26)        (3.81)           N/A          1.68

JPMorgan

      U.S. Disciplined Equity Portfolio (1/95)(1)                          (11.91)        (2.40)          7.88         13.12

Lazard Retirement Series

      Equity Portfolio (3/98)(1)                                            (7.46)            0            N/A          2.76
      International Equity Portfolio (9/98)(1)                             (24.06)        (5.89)           N/A         (1.97)

MFS(R)

      New Discovery Series - Initial Class (5/98)(1)                       (24.83)          N/A            N/A         (0.50)
      Research Series - Initial Class (7/95)(1)                            (21.25)        (2.41)          6.64         10.19
      Utilities Series - Initial Class (1/95)(1)                           (24.20)         2.01          10.54         14.77

Putnam Variable Trust

      Putnam VT Growth and Income Fund - Class IB Shares (2/88)(1),(12)      3.65          0.11           1.51          7.50
      Putnam VT International Growth Fund - Class IB
       Shares (1/97)(1),(12)                                               (20.61)         4.74            N/A          9.58
      Putnam VT International New Opportunities Fund - Class IB
       Shares (1/97)(1),(12)                                               (28.68)        (3.91)           N/A          0.42

Royce Capital Fund

      Micro-Cap Portfolio (12/96)(1)                                        29.71         25.37          19.98         19.96
      Small Cap Portfolio (12/96)(1)                                        20.97         20.41          17.36         17.54

Wanger

      International Small Cap (5/95)(1)                                    (21.27)         8.75           8.07         15.53
      U.S. Smaller Companies (5/95)(1)                                      11.39          8.56          12.47         18.27
      (previously Wanger U.S. Small Cap)



(1)  (Commencement date of the fund.)
(2) The 7-day yield, shown here in parentheses, more closely reflects the current earnings of the fund than the total return quotation.
(3) Because Class B shares were not offered until Jan. 14, 1999; standardized Class A fund performance for prior periods represents historical results of Class A shares. For periods beginning Jan. 14, 1999; Class B's results reflect an additional 12b-1 fee expense, which also affects future performance.
(4) Because Class B shares were not offered until Sept. 22, 1999, standardized Class A fund performance for prior periods represents historical results of Class A shares. For periods beginning Sept. 22, 1999; Class B results reflect an additional 12b-1 fee expense, which also affects future performance.
(5) Because Class B shares were not offered until June 2, 1999, standardized Class A fund performance for prior periods represents historical results of Class A shares. For periods beginning June 2, 1999, Class B's results reflect an additional 12b-1 fee expense, which also affects future performance.
(6) Initial offering of the Service Class of each fund took place on Nov. 3, 1997 (except VIP Mid Cap which took place on Dec. 28, 1998). Returns prior to Nov. 3, 1997 (or Dec. 28, 1998 for VIP Mid Cap) are those of the Initial Class; which has no 12b-1 fee. If Service Class's 12b-1 fee of 0.10% had been reflected, returns prior to Nov. 3, 1997 would have been lower.
(7) Ongoing stock market volatility can dramatically change the fund's short-term performance; current results may differ. Because Class 2 shares were not offered until Jan. 6, 1999, standardized Class 2 fund performance for prior periods represents historical results of Class 1 shares. For periods beginning Jan. 6, 1999 Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance.
(8) FTVIPT Templeton International Smaller Companies Fund - Class 2 merged into this fund as of April 30, 2002.
(9) Ongoing stock market volatility can dramatically change the fund's short-term performance; current results may differ. Performance prior to May 1, 2000 merger reflects the historical performance of the Templeton International Fund. In addition, for periods beginning on May 1, 1997, Class 2 Fund performance reflects an additional 12b-1 fee expense which also affects future performance.
(10) CORE(SM) is a servicemark of Goldman, Sachs & Co.
(11) Effective May 1, 2002, Goldman Sachs VIT Global Income Fund will no longer be offered.
(12) Performance information for Class IB shares for periods prior to April 6, 1998 for Putnam VT Growth and Income Fund and for periods prior to April 30, 1998 for Putnam VT High Yield Fund, Putnam VT International Growth Fund, Putnam VT International New Opportunities Fund and Putnam VT Vista Fund are based on the performance of the fund's Class IA shares (not offered as an investment option) adjusted to reflect the fees paid by Class IB shares, including a Rule 12b-1 fee of 0.25%. Restated to reflect an increase in 12b-1 fees effective April 30, 2001. Actual 12b-1 fees during the most recent fiscal year were 0.22%.

RATES OF RETURN OF THE SUBACCOUNTS

Performance information for the subaccounts may appear from time to time in advertisements or sales literature. This information reflects the performance of a hypothetical investment in a particular subaccount during a specified time period. For some subaccounts we do not provide any performance information because they are new and did not have any activity as of the date of the financial statements. We also show performance from the commencement date of the funds as if the subaccounts invested in them at that time, which, in some cases, they did not. Although we base performance figures on historical earnings, past performance does not guarantee future results.

Average annual rates of return in the following tables reflect all fund expenses and the mortality and expense risk charge. In the first table, the rates of return also reflect the 3% premium expense charge. In the second table the rates of return do not reflect the 3% premium expense charge. In both tables the rates of return do not reflect the surrender charge or monthly deduction. If these charges were reflected, the illustrated rates of return would have been significantly lower.


AVERAGE ANNUAL TOTAL RETURN REFLECTING THE 3% PREMIUM EXPENSE CHARGE FOR PERIOD ENDING DEC. 31, 2001


                                                                              PERFORMANCE SINCE               PERFORMANCE SINCE
                                                                      COMMENCEMENT OF THE SUBACCOUNT       COMMENCEMENT OF THE FUND
                                                                                  SINCE                                   SINCE
          INVESTING IN                                               1 YEAR   COMMENCEMENT  1 YEAR  5 YEARS  10 YEARS  COMMENCEMENT
            AXP(R) Variable Portfolio -

VPBCA         Blue Chip Advantage Fund (1/00) (9/99)(1)               (19.72%)    (14.56%)    9.72%)      --%       --%    (8.96%)
VPBND         Bond Fund (1/00) (10/81)(1)                               3.51        4.77      3.51      3.49      6.09      9.14
VPCPR         Capital Resource Fund (1/00) (10/81)(1)                 (21.29)     (18.90)   (21.29)     3.63      5.56     10.96
VPCMG         Cash Management Fund (1/00) (10/81)(1)                   (0.40)       2.07     (0.40)     3.28      3.17      5.25
VPDEI         Diversified Equity Income Fund (1/00) (9/99)(1)          (1.81)      (0.50)    (1.81)       --        --      0.36
VPEXI         Extra Income Fund (1/00) (5/96)(1)                        0.91       (4.47)     0.91      0.24        --      1.10
VPFIF         Federal Income Fund (1/00) (9/99)(1)                      2.24        5.04      2.24        --        --      4.18
VPGRO         Growth Fund (1/00) (9/99)(1)                            (33.63)     (26.63)   (33.63)       --        --    (17.72)
VPMGD         Managed Fund (1/00) (4/86)(1)                           (14.05)      (7.89)   (14.05)     5.18      7.45      8.93
VPNDM         NEW DIMENSIONS FUND(R) (1/00) (5/96)(1)                 (19.93)     (14.09)   (19.93)     8.20        --      9.18
VPSCA         Small Cap Advantage Fund (1/00) (9/99)(1)               (10.15)      (1.78)   (10.15)       --        --      2.09

            AIM V.I.

VACAP         Capital Appreciation Fund, Series I
               (1/00) (5/93)(1)                                       (26.25)     (17.59)   (26.25)     4.42        --     10.36
VACDV         Capital Development Fund, Series I
               (1/00) (5/98)(1)                                       (11.65)       0.08    (11.65)       --        --      3.26
VAVAL         Premier Equity Fund, Series I (1/00) (5/93)(1)          (15.99)     (14.19)   (15.99)     8.05        --     12.00
              (previously AIM V.I. Value Fund, Series I)


            Alliance VP

VAPGR         Premier Growth Portfolio, Class B
               (1/00) (6/92)(1),(2)                                   (20.60)     (17.58)   (20.60)    10.78        --     14.22
VATEC         Technology Portfolio, Class B (1/00)
               (1/96)(1),(3)                                          (28.34)     (23.72)   (28.34)    10.66        --     10.50
VAUGH         U.S. Government/High Grade Securities                                                                 --
              Portfolio, Class B (1/00) (9/92)(1),(4)                   3.43        7.21      3.43      4.84        --      4.79

            Baron Capital Funds Trust

VBCAS         Capital Asset Fund - Insurance Class
               (1/00) (10/98)(1)                                        7.99        4.32      7.99        --        --     20.96

            Credit Suisse Trust

VWTEG         Emerging Growth Portfolio (1/00) (9/99)(1)              (19.65)     (10.40)   (19.65)       --        --      1.38

            Fidelity VIP

VFGRI         Growth & Income Portfolio
              (Service Class) (1/00) (12/96)(1),(5)                   (12.38)      (7.84)   (12.38)     7.88        --      7.88
VFMDC         Mid Cap Portfolio (Service Class)
               (1/00) (12/98)(1),(5)                                   (7.11)      12.66     (7.11)       --        --     23.15
VFOVS         Overseas Portfolio (Service Class)
               (1/00) (1/87)(1),(5)                                   (24.32)     (20.60)   (24.32)     1.11      4.58      4.86

            FTVIPT

VFRES         Franklin Real Estate Fund - Class 2
               (1/00)(1/89)(1),(6)                                      3.71       15.10      3.71      4.36     10.12      8.98
VFMSS         Mutual Shares Securities Fund -
              Class 2 (1/00) (11/96)(1),(6)                             2.90        8.40      2.90      8.51        --      8.96
VILSE         Templeton Foreign Securities Fund -
              Class 2 (3/02) (5/92)(1),(7),(8)                            --          --    (19.25)     3.06        --      8.32
              (previously FTVIPT Templeton
               International Securities Fund -
               Class 2)

                                       21

                                                                         PERFORMANCE SINCE               PERFORMANCE SINCE
                                                                  COMMENCEMENT OF THE SUBACCOUNT    COMMENCEMENT OF THE FUND
                                                                                 SINCE                                     SINCE
            INVESTING IN                                             1 YEAR   COMMENCEMENT  1 YEAR  5 YEARS  10 YEARS  COMMENCEMENT
            FTVIPT (cont.)

VFISC         Templeton International Smaller
              Companies Fund - Class 2 (1/00) (5/96)(1),(6)            (6.41%)     (5.03%)   (6.41%)   (0.90%)      --%     1.18%

            Goldman Sachs VIT

VGCPG         Capital Growth Fund (1/00) (4/98)(1)                    (17.77)     (12.65)   (17.77)       --        --      1.73
VGCUS         CORE(SM) U.S. Equity Fund (1/00) (2/98)(1),(9)          (15.35)     (11.90)   (15.35)       --        --      1.57
VGGLI         Global Income Fund (1/00) (1/98)(1),(10)                  0.75        4.76      0.75        --        --      3.51
VGINE         International Equity Fund (1/00) (1/98)(1)              (25.27)     (18.95)   (25.27)       --        --      0.01

            JPMorgan

VJUDE         U.S. Disciplined Equity Portfolio (1/00) (1/95)(1)      (15.32)     (12.45)   (15.32)     6.06        --     11.49

            Lazard Retirement Series

VLREQ         Equity Portfolio (1/00) (3/98)(1)                       (11.05)      (6.45)   (11.05)       --        --      0.98
VLRIE         International Equity Portfolio (1/00) (9/98)(1)         (27.01)     (18.20)   (27.01)       --        --     (3.72)

            MFS(R)

VMNDS         New Discovery Series - Initial Class (1/00) (5/98)(1)    (8.71)      (3.96)    (8.71)       --        --     12.66
VMRES         Research Series - Initial Class (1/00) (7/95)(1)        (24.30)     (13.92)   (24.30)     5.05        --      8.69
VMUTS         Utilities Series - Initial Class (1/00) (1/95)(1)       (27.14)     (11.65)   (27.14)     8.90        --     13.26

            Putnam Variable Trust

VPGRI         Putnam VT Growth and Income Fund -
              Class IB Shares (1/00) (2/88)(1),(11)                   (10.02)      (1.36)   (10.02)     6.32     10.46     11.57
VPIGR         Putnam VT International Growth Fund -
              Class IB Shares (1/00) (1/97)(1),(11)                   (23.69)     (15.85)   (23.69)       --        --      7.96
VPINO         Putnam VT International New Opportunities Fund -
              Class IB Shares (1/00) (1/97)(1),(11)                   (31.44)     (33.97)   (31.44)       --        --     (1.07)

            Royce Capital Fund

VRMCC         Micro-Cap Portfolio (1/00) (12/96)(1)                    24.69       21.82     24.69     18.16        --     18.12
VRPRM         Small-Cap Portfolio (1/00) (12/96)(1)                    16.29       23.91     16.29     15.58        --     15.54

            Wanger

VWISC         International Small Cap (1/00) (5/95)(1)                (24.21)     (26.24)   (24.21)     6.47        --     14.00
VWUSC         U.S. Smaller Companies (1/00) (5/95)(1)                   7.07       (0.83)     7.07     10.76        --     16.67
              (previously Wanger U.S. Small Cap)



(1)  (Commencement date of the subaccount; Commencement date of the fund.)
(2) Because Class B shares were not offered until January 14, 1999; standardized Class A fund performance for prior periods represents historical results of Class A shares. For periods beginning January 14, 1999; Class B's results reflect an additional 12b-1 fee expense, which also affects future performance.
(3) Because Class B shares were not offered until September 22, 1999, standardized Class A fund performance for prior periods represents historical results of Class A shares. For periods beginning September 22, 1999; Class B results reflect an additional 12b-1 fee expense, which also affects future performance.
(4) Because Class B shares were not offered until June 2, 1999, standardized Class A fund performance for prior periods represents historical results of Class A shares. For periods beginning June 2, 1999, Class B's results reflect an additional 12b-1 fee expense, which also affects future performance.
(5) Initial offering of the Service Class of each fund took place on Nov. 3, 1997 (except VIP Mid Cap which took place on Dec. 28, 1998). Returns prior to Nov. 3, 1997 (or Dec. 28, 1998 for VIP Mid Cap) are those of the Initial Class; which has no 12b-1 fee. If Service Class's 12b-1 fee of 0.10% had been reflected, returns prior to Nov. 3, 1997 would have been lower.
(6) Ongoing stock market volatility can dramatically change the fund's short-term performance; current results may differ. Because Class 2 shares were not offered until Jan. 6, 1999, standardized Class 2 performance for prior periods represents the historical results of Class 1 shares. For periods beginning Jan. 6, 1999, results reflect an additional 12b-1 fee expense which also affects all future performance.
(7) FTVIPT Templeton International Smaller Companies Fund - Class 2 merged into this fund as of April 30, 2002.
(8) Ongoing stock market volatility can dramatically change the fund's short-term performance; current results may differ. Performance prior to May 1, 2000 merger reflects the historical performance of the Templeton International Fund. In addition, for periods beginning on May 1, 1997, Class 2 Fund performance reflects an additional 12b-1 fee expense which also affects future performance.
(9)  CORE(SM) is a servicemark of Goldman, Sachs & Co.
(10) Effective May 1, 2002, Goldman Sachs VIT Global Income Fund will no longer be offered.
(11) Performance information for Class IB shares for periods prior to April 6, 1998 for Putnam VT Growth and Income Fund and for periods prior to April 30, 1998 for Putnam VT High Yield Fund, Putnam VT International Growth Fund, Putnam VT International New Opportunities Fund and Putnam VT Vista Fund are based on the performance of the fund's Class IA shares (not offered as an investment option) adjusted to reflect the fees paid by Class IB shares, including a Rule 12b-1 fee of 0.25%. Restated to reflect an increase in 12b-1 fees effective April 30, 2001. Actual 12b-1 fees during the most recent fiscal year were 0.22%.

AVERAGE ANNUAL TOTAL RETURN WITHOUT REFLECTING THE 3% PREMIUM EXPENSE CHARGE FOR PERIOD ENDING DEC. 31, 2001



                                                                       PERFORMANCE SINCE                PERFORMANCE SINCE
                                                                 COMMENCEMENT OF THE SUBACCOUNT     COMMENCEMENT OF THE FUND
                                                                                 SINCE                                    SINCE
            INVESTING IN                                             1 YEAR   COMMENCEMENT  1 YEAR   5 YEARS  10 YEARS  COMMENCEMENT
VPBCA         Blue Chip Advantage Fund (1/00) (9/99)(1)               (17.24%)    (13.23%)  (17.24%)      --%       --%    (7.74%)
VPBND         Bond Fund (1/00) (10/81)(1)                               6.71        6.41      6.71      4.12      6.42      9.31
VPCPR         Capital Resource Fund (1/00) (10/81)(1)                 (18.85)     (17.64)   (18.85)     4.26      5.88     11.13
VPCMG         Cash Management Fund (1/00) (10/81)(1)                    2.68        3.66      2.68      3.91      3.48      5.41
VPDEI         Diversified Equity Income Fund (1/00) (9/99)(1)           1.23        1.05      1.23        --        --      1.70
VPEXI         Extra Income Fund (1/00) (5/96)(1)                        4.03       (2.98)     4.03      0.85        --      1.65
VPFIF         Federal Income Fund (1/00) (9/99)(1)                      5.41        6.68      5.41        --        --      5.57
VPGRO         Growth Fund (1/00) (9/99)(1)                            (31.57)     (25.49)   (31.57)       --        --    (16.62)
VPMGD         Managed Fund (1/00) (4/86)(1)                           (11.40)      (6.46)   (11.40)     5.82      7.78      9.14
VPNDM         New Dimensions Fund(R) (1/00) (5/96)(1)                 (17.45)     (12.75)   (17.45)     8.87        --      9.77
VPSCA         Small Cap Advantage Fund (1/00) (9/99)(1)                (7.37)      (0.25)    (7.37)       --        --      3.45

            AIM V.I.

VACAP         Capital Appreciation Fund, Series I (1/00) (5/93)(1)    (23.97)     (16.31)   (23.97)     5.06        --     10.75
VACDV         Capital Development Fund, Series I (1/00) (5/98)(1)      (8.91)       1.64     (8.91)       --        --      4.12
VAVAL         Premier Equity Fund, Series I (1/00) (5/93)(1)          (13.39)     (12.85)   (13.39)     8.71        --     12.39
              (previously AIM V.I. Value Fund, Series I)

            Alliance VP

VAPGR         Premier Growth Portfolio, Class B (1/00) (6/92)(1),(2)  (18.15)     (16.29)   (18.15)    11.46        --     14.59
VATEC         Technology Portfolio, Class B (1/00) (1/96)(1),(3)      (26.13)     (22.53)   (26.13)    11.33        --     11.07
VAUGH         U.S. Government/High Grade Securities
              Portfolio, Class B (1/00) (9/92)(1),(4)                   6.63        8.88      6.63      5.48        --      5.14

            Baron Capital Funds Trust

VBCAS         Capital Asset Fund - Insurance Class (1/00) (10/98)(1)   11.33        5.94     11.33        --        --     22.10

            Credit Suisse Trust

VWTEG         Emerging Growth Portfolio (1/00) (9/99)(1)              (17.16)      (9.01)   (17.16)       --        --      2.73

            Fidelity VIP

VFGRI         Growth & Income Portfolio
              (Service Class) (1/00) (12/96)(1),(5)                    (9.67)      (6.41)    (9.67)     8.54        --      8.54
VFMDC         Mid Cap Portfolio
              (Service Class) (1/00) (12/98)(1),(5)                    (4.23)      14.41     (4.23)       --        --     24.40
VFOVS         Overseas Portfolio
              (Service Class) (1/00) (1/87)(1),(5)                    (21.98)     (19.36)   (21.98)     1.73      4.90      5.07

            FTVIPT

VFRES         Franklin Real Estate Fund -
              Class 2 (1/00) (1/89)(1),(6)                              6.91       16.90      6.91      5.00     10.45      9.24
VFMSS         Mutual Shares Securities Fund -
              Class 2 (1/00) (11/96)(1),(6)                             6.08       10.09      6.08      9.18        --      9.61
VILSE         Templeton Foreign Securities Fund -
              Class 2 (3/02) (5/92)(1),(7),(8)                            --          --    (16.75)     3.69        --      8.66
              (previously FTVIPT Templeton International Securities
               Fund - Class 2)
VFISC         Templeton International Smaller
              Companies Fund - Class 2 (1/00) (5/96)(1),(6)            (3.51)      (3.55)    (3.51)    (0.30)       --      1.73

                                       23

                                                                       PERFORMANCE SINCE                PERFORMANCE SINCE
                                                                COMMENCEMENT OF THE SUBACCOUNT      COMMENCEMENT OF THE FUND
                                                                                SINCE                                      SINCE
            INVESTING IN                                             1 YEAR  COMMENCEMENT  1 YEAR   5 YEARS  10 YEARS  COMMENCEMENT
            Goldman Sachs VIT

VGCPG         Capital Growth Fund (1/00) (4/98)(1)                    (15.23%     (11.29)   (15.23%)      --%       --%     2.58%
VGCUS         CORE(SM) U.S. Equity Fund (1/00) (2/98)(1),(9)          (12.73)     (10.53)   (12.73)       --        --      2.37
VGGLI         Global Income Fund (1/00) (1/98)(1),(10)                  3.86        6.39      3.86        --        --      4.31
VGINE         International Equity Fund (1/00) (1/98)(1)              (22.96)     (17.69)   (22.96)       --        --      0.78

            JPMorgan

VJUDE         U.S. Disciplined Equity Portfolio (1/00) (1/95)(1)      (12.70)     (11.09)   (12.70)     6.71        --     11.98

            Lazard Retirement Series

VLREQ         Equity Portfolio (1/00) (3/98)(1)                        (8.30)      (4.99)    (8.30)       --        --      1.79
VLRIE         International Equity Portfolio (1/00) (9/98)(1)         (24.75)     (16.93)   (24.75)       --        --     (2.84)

            MFS(R)

VMNDS         New Discovery Series - Initial Class (1/00) (5/98)(1)    (5.88)      (2.47)    (5.88)       --        --     13.60
VMRES         Research Series - Initial Class (1/00) (7/95)(1)        (21.96)     (12.58)   (21.96)     5.69        --      9.21
VMUTS         Utilities Series - Initial Class (1/00) (1/95)(1)       (24.89)     (10.28)   (24.89)     9.56        --     13.75

            Putnam Variable Trust

VPGRI         Putnam VT Growth and Income Fund -
              Class IB Shares (1/00) (2/88)(1),(11)                    (7.24)       0.17     (7.24)     6.97     10.80     11.81
VPIGR         Putnam VT International Growth Fund -
              Class IB Shares (1/00) (1/97)(1),(11)                   (21.33)     (14.54)   (21.33)       --        --      8.62
VPINO         Putnam VT International New
              Opportunities Fund - Class IB
              Shares (1/00) (1/97)(1),(11)                            (29.32)     (32.94)   (29.32)       --        --     (0.46)

            Royce Capital Fund

VRMCC         Micro-Cap Portfolio (1/00) (12/96)(1)                    28.55       23.72     28.55     18.89        --     18.84
VRPRM         Small-Cap Portfolio (1/00) (12/96)(1)                    19.88       25.84     19.88     16.29        --     16.25

            Wanger

VWISC         International Small Cap (1/00) (5/95)(1)                (21.87)     (25.09)   (21.87)     7.12        --     14.52
VWUSC         U.S. Smaller Companies (1/00) (5/95)(1)                  10.39        0.71     10.39     11.44        --     17.21
              (previously Wanger U.S. Small Cap)



(1)  (Commencement date of the subaccount; Commencement date of the fund.)
(2) Because Class B shares were not offered until Jan. 14, 1999; standardized Class A fund performance for prior periods represents historical results of Class A shares. For periods beginning Jan. 14, 1999; Class B's results reflect an additional 12b-1 fee expense, which also affects future performance.
(3) Because Class B shares were not offered until Sept. 22, 1999, standardized Class A fund performance for prior periods represents historical results of Class A shares. For periods beginning Sept. 22, 1999; Class B results reflect an additional 12b-1 fee expense, which also affects future performance.
(4) Because Class B shares were not offered until June 2, 1999, standardized Class A fund performance for prior periods represents historical results of Class A shares. For periods beginning June 2, 1999, Class B's results reflect an additional 12b-1 fee expense, which also affects future performance.
(5) Initial offering of the Service Class of each fund took place on Nov. 3, 1997 (except VIP Mid Cap which took place on Dec. 28, 1998). Returns prior to Nov. 3, 1997 (or Dec. 28, 1998 for VIP Mid Cap) are those of the Initial Class; which has no 12b-1 fee. If Service Class's 12b-1 fee of 0.10% had been reflected, returns prior to Nov. 3, 1997 would have been lower.
(6) Ongoing stock market volatility can dramatically change the fund's short-term performance; current results may differ. Because Class 2 shares were not offered until Jan. 6, 1999, standardized Class 2 performance for prior periods represents the historical results of Class 1 shares. For periods beginning Jan. 6, 1999, results reflect an additional 12b-1 fee expense which also affects all future performance.
(7) FTVIPT Templeton International Smaller Companies Fund - Class 2 merged into this fund as of April 30, 2002.
(8) Ongoing stock market volatility can dramatically change the fund's short-term performance; current results may differ. Performance prior to May 1, 2000 merger reflects the historical performance of the Templeton International Fund. In addition, for periods beginning on May 1, 1997, Class 2 Fund performance reflects an additional 12b-1 fee expense which also affects future performance.
(9)  CORE(SM) is a servicemark of Goldman, Sachs & Co.
(10) Effective May 1, 2002, Goldman Sachs VIT Global Income Fund will no longer be offered.
(11) Performance information for Class IB shares for periods prior to April 6, 1998 for Putnam VT Growth and Income Fund and for periods prior to April 30, 1998 for Putnam VT High Yield Fund, Putnam VT International Growth Fund, Putnam VT International New Opportunities Fund and Putnam VT Vista Fund are based on the performance of the fund's Class IA shares (not offered as an investment option) adjusted to reflect the fees paid by Class IB shares, including a Rule 12b-1 fee of 0.25%. Restated to reflect an increase in 12b-1 fees effective April 30, 2001. Actual 12b-1 fees during the most recent fiscal year were 0.22%.

THE FIXED ACCOUNT

You can allocate premiums to the fixed account or transfer policy value from the subaccounts to the fixed account (with certain restrictions, explained in "Transfers Between the Fixed Account and Subaccounts").

The fixed account is the general investment account of American Enterprise Life. It includes all assets owned by American Enterprise Life other than those in the variable account and other separate accounts. Subject to applicable law, American Enterprise Life has sole discretion to decide how assets of the fixed account will be invested.

Placing policy value in the fixed account does not entitle you to share in the fixed account's investment experience, nor does it expose you to the account's investment risk. Instead, American Enterprise Life guarantees that the policy value you place in the fixed account will accrue interest at an effective annual rate of at least 4.0%, independent of the actual investment experience of the account. Keep in mind that this guarantee is based on the continued claims-paying ability of American Enterprise Life. American Enterprise Life bears the full investment risk for amounts allocated to the fixed account. American Enterprise Life is not obligated to credit interest at any rate higher than 4.0%, although we may do so at our sole discretion. Rates higher than 4.0% may change from time to time, at the discretion of American Enterprise Life, and will be based on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these policies, the rates currently in effect for new and existing American Enterprise Life policies, product design, competition and American Enterprise Life's revenues and expenses.

We will not credit interest in excess of 4.0% on any portion of policy value in the fixed account against which you have a policy loan outstanding.

Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933 and the fixed account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the fixed account nor any interests in it are subject to the provisions of these Acts and the staff of the SEC has not reviewed the disclosures in this prospectus relating to the fixed account. Disclosures regarding the fixed account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

POLICY VALUE

The value of your policy is the sum of values in the fixed account and each subaccount of the variable account.

FIXED ACCOUNT VALUE

The value in the fixed account on the policy date (when the policy is issued) equals:

- the portion of your initial net premium allocated to the fixed account; minus
- the portion of the monthly deduction for the first policy month allocated to the fixed account.

On any later date, the value in the fixed account equals:
- the value on the previous monthly date; plus
- net premiums allocated to the fixed account since the last monthly date; plus
- any transfers to the fixed account from the subaccounts, including loan transfers, since the last monthly date; plus
- accrued interest on all of the above; plus
- any policy value credit allocated to the fixed account; minus
- any transfers from the fixed account to the subaccounts, including loan repayment transfers, since the last monthly date; minus
- any partial surrenders or partial surrender fees allocated to the fixed account since the last monthly date; minus
- interest on any transfers or partial surrenders, from the date of the transfer or surrender to the date of calculation; minus
- any portion of the monthly deduction for the coming month allocated to the fixed account if the date of calculation is a monthly date.

SUBACCOUNT VALUES

The value in each subaccount changes daily, depending on the investment performance of the funds in which that subaccount invests and on other factors detailed below. There is no guaranteed minimum subaccount value. You as owner bear the entire investment risk.

CALCULATION OF SUBACCOUNT VALUE: The value of each subaccount on the policy date equals:

-    the portion of your initial net premium allocated to the subaccount; minus
- the portion of the monthly deduction for the first policy month allocated to that subaccount.

The  value on each subaccount on each valuation date equals:

- the value of the subaccount on the preceding valuation date, multiplied by the net investment factor for the current valuation period (explained below); plus
- net premiums received and allocated to the subaccount during the current valuation period; plus
- any transfers to the subaccount (from the fixed account or other subaccounts, including loan repayment transfers) during the period; plus
-  any policy value credit allocated to the subaccounts; minus
- any transfers from the subaccount including loan transfers during the current valuation period; minus
- any partial surrenders and partial surrender fees allocated to the subaccount during the period; minus
- any portion of the monthly deduction allocated to the subaccount during the period.

The net investment factor measures the investment performance of a subaccount from one valuation period to the next. Because performance may fluctuate, the value of a subaccount may increase or decrease from day to day.

ACCUMULATION UNITS: We convert the policy value allocated to each subaccount into accumulation units. Each time you direct a premium payment or transfer policy value into one of the subaccounts, we credit a certain number of accumulation units to your policy for that subaccount. Conversely, each time you take a partial surrender or transfer value out of a subaccount, we subtract a certain number of accumulation units.

Accumulation units are the true measure of investment value in each subaccount. For subaccounts investing in the funds, they are related to, but not the same as, the net asset value of the corresponding fund. The dollar value of each accumulation unit can rise or fall daily, depending on the investment performance of the underlying funds, and on certain charges. Here is how unit values are calculated:

NUMBER OF UNITS: To calculate the number of units for a particular subaccount, we divide your investment (net premium or transfer amount) by the current accumulation unit value.

ACCUMULATION UNIT VALUE: The current accumulation unit value for each subaccount equals the last accumulation unit value times the current net investment factor.

NET INVESTMENT FACTOR: We determine the net investment factor at the end of each valuation period. This factor equals (a DIVIDED BY b) - c,

where:

   (a) equals:
       - net asset value per share of the fund; plus
       - per-share amount of any dividend or capital gain distribution made by the relevant fund to the subaccount; plus
       - any credit or minus any charge for reserves to cover any tax liability resulting from the investment operations of the subaccount.

   (b) equals:
       - net asset value per share of the fund at the end of the preceding valuation period; plus
       - any credit or minus any charge for reserves to cover any tax liability in the preceding valuation period.
   (c) is a percentage factor representing the mortality and expense risk charge, as described in "Loads, Fees and Charges" above.

FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS: Accumulation units of each subaccount may change in two ways; in number and in value. Here are the factors that influence those changes:

The number of accumulation units you own may fluctuate due to:

   - additional premiums allocated to the subaccount;
   - transfers into or out of the subaccount;
   - partial surrenders and partial surrender fees;
   - surrender charges;
   - pro rata portions of the monthly deductions; and/or
   - policy value credits.

Accumulation unit values will fluctuate due to:

   - changes in underlying fund's net asset value;
   - dividends distributed to the subaccount;
   - capital gains or losses of underlying fund;
   - fund operating expenses; and/or
   - mortality and expense risk fees.

POLICY VALUE CREDITS

Beginning in the 11th policy year and while this policy is in force, we will periodically apply a policy value credit to your policy value. On an annual basis, the policy value credit is an amount determined by multiplying (a) X (b) where:

   (a) is the policy value credit percentage at the time the calculation is made; and
   (b) is the policy value less indebtedness at the time the calculation is made.

Currently, the policy value credit percentage is equal, on an annual basis to ..45%. We reserve the right to change the policy value credit percentage as well as to calculate and apply the policy value credit on a quarterly or monthly basis.

The policy value credit amount shall be applied to the policy value on a pro rata basis.

PROCEEDS PAYABLE UPON DEATH

We will pay a benefit to the beneficiary of the policy when the insured dies.

If that death is prior to the insured's attained insurance age 100, the amount payable is based on the specified amount and death benefit option (described below) that you have selected, less any indebtedness.

If the insured's death is on or after the attained insurance age 100, the amount payable is the cash surrender value.

OPTION 1 (LEVEL AMOUNT): Under this option, the policy's value is part of the specified amount. The Option 1 death benefit is the greater of:

-  the specified amount on the date of the insured's death; or
- the applicable percentage of the policy value on the date of the insured's death, if that death occurs on a valuation date, or on the next valuation date following the date of death. (See table below.)

APPLICABLE PERCENTAGE TABLE

                                    APPLICABLE                                INSURED'S                           APPLICABLE
INSURED'S ATTAINED                 PERCENTAGE OF                              ATTAINED                           PERCENTAGE OF
INSURANCE AGE                      POLICY VALUE                             INSURANCE AGE                        POLICY VALUE
40 or younger                          250%                                      61                                  128%
41                                     243                                       62                                  126
42                                     236                                       63                                  124
43                                     229                                       64                                  122
44                                     222                                       65                                  120
45                                     215                                       66                                  119
46                                     209                                       67                                  118
47                                     203                                       68                                  117
48                                     197                                       69                                  116
49                                     191                                       70                                  115
50                                     185                                       71                                  113
51                                     178                                       72                                  111
52                                     171                                       73                                  109
53                                     164                                       74                                  107
54                                     157                                    75-95                                  105
55                                     150                                       96                                  104
56                                     146                                       97                                  103
57                                     142                                       98                                  102
58                                     138                                       99                                  101
59                                     134                                      100                                  100
60                                     130

The percentage is designed to ensure that the policy meets the provisions of federal tax law which requires a minimum death benefit in relation to policy value for your policy to qualify as life insurance.

OPTION 2 (VARIABLE AMOUNT): Under this option, the policy value is added to the specified amount. The Option 2 death benefit is the greater of:

-  the policy value plus the specified amount; or
- the applicable percentage of policy value (from the preceding table) on the date of the insureds death, if that death occurs on a valuation date, or on the next valuation date following the date of death.

EXAMPLES:                               OPTION 1         OPTION 2
Specified amount                        $100,000         $100,000
Policy value                            $  5,000         $  5,000
Death benefit                           $100,000         $105,000
Policy value increases to               $  8,000         $  8,000
Death benefit                           $100,000         $108,000
Policy value decreases to               $  3,000         $  3,000
Death benefit                           $100,000         $103,000

If you want to have premium payments and favorable investment performance reflected partly in the form of an increasing death benefit, you should consider Option 2. If you are satisfied with the specified amount of insurance protection and prefer to have premium payments and favorable investment performance reflected to the maximum extent in the policy value, you should consider Option
1. Under Option 1, the cost of insurance is lower because American Enterprise Life's net amount at risk is generally lower; for this reason the monthly deduction is less and a larger portion of your premiums and investment returns is retained in the policy value.

CHANGE IN DEATH BENEFIT OPTION

You may make a written request to change the death benefit option once per policy year. A change in the death benefit option also will change the specified amount. You do not need to provide additional evidence of insurability.

IF YOU CHANGE FROM OPTION 1 TO OPTION 2: The specified amount will decrease by an amount equal to the policy value on the effective date of the change.

IF YOU CHANGE FROM OPTION 2 TO OPTION 1: The specified amount will increase by an amount equal to the policy value on the effective date of the change.

An increase or decrease in specified amount resulting from a change in the death benefit option will affect the following policy costs:
- Monthly deduction because the cost of insurance depends upon the specified amount.
-  Charges for certain optional insurance benefits.

The surrender charge will not be affected.

CHANGES IN SPECIFIED AMOUNT

Subject to certain limitations, you may make a written request to increase or decrease the specified amount at any time. Changes in specified amount may have tax implications, discussed in the section "Modified Endowment Contracts" under "Federal Taxes."


INCREASES: If you increase the specified amount, we may require additional evidence of insurability that is satisfactory to us. The effective date of the increase will be the monthly anniversary on or next following our approval of the increase. The increase may not be less than $25,000, and we will not permit an increase after the insured's attained insurance age 85. IDS Life will have two years from the effective date of an increase in specified amount to contest the truth of statements or representations in the application for the increase in specified amount.


An increase in the specified amount will have the following effect on policy costs:

- Your monthly deduction will increase because the cost of insurance charge depends upon the specified amount.
-  Charges for certain optional insurance benefits may increase.
-  The minimum monthly premium will increase if the NLG is in effect.
-  The surrender charge will increase.

At the time of the increase in specified amount, the cash surrender value of your policy must be sufficient to pay the monthly deduction on the next monthly anniversary. The increased surrender charge will reduce the cash surrender value. If the remaining cash surrender value is not sufficient to cover the monthly deduction, we will require you to pay additional premiums within the 61-day grace period. If you do not, the policy will lapse unless the NLG is in effect. Because the minimum monthly premium will increase, you may also have to pay additional premiums to keep the NLG in effect.

DECREASES: Any decrease in specified amount will take effect on the monthly anniversary on or next following our receipt of your written request. The specified amount remaining after the decrease may not be less than the minimum amount shown in the policy. If, following a decrease in specified amount, the policy would no longer qualify as life insurance under federal tax law, the decrease may be limited to the extent necessary to meet these requirements. We reserve the right to limit any specified amount decrease, in any policy year, to no more than 25% of the specified amount in effect as of the date of your request.

A decrease in specified amount will affect your costs as follows:

- Your monthly deduction will decrease because the cost of insurance charge depends upon the specified amount.
-  Charges for certain optional insurance benefits may decrease.
-  The minimum monthly premium will decrease if the NLG is in effect.
-  The surrender charge will not change.

No surrender charge is imposed when you request a decrease in the specified amount.

We will deduct decreases in the specified amount from the current specified amount in this order:

-  First from the portion due to the most recent increase;
-  Next from portions due to the next most recent increases successively; and
-  Then from the initial specified amount when the policy was issued.

This procedure may affect the cost of insurance if we have applied different risk classifications to the current specified amount. We will eliminate the risk classification applicable to the most recent increase in the specified amount first, then the risk classification applicable to the next most recent increase, and so on.

MISSTATEMENT OF AGE OR SEX

If the insured's age or sex has been misstated, the proceeds payable upon death will be:
-  the policy value on the date of death; plus
- the amount of insurance that would have been purchased by the cost of insurance deducted for the policy month during which death occurred, if that cost had been calculated using rates for the correct age and sex;
   minus
-  the amount of any outstanding indebtedness on the date of death.

SUICIDE


Suicide by the insured, whether sane or insane, within two years from the policy date is not covered by the policy. If suicide occurs, the only amount payable to the beneficiary will be the premiums paid, minus the amount of any outstanding indebtedness and partial surrenders. If the insured commits suicide while sane or insane within two years from the effective date of an increase in specified amount, the amount payable for the additional specified amount will be limited to the monthly deductions for the additional specified amount.


In Colorado and North Dakota, the suicide period is shortened to one year. In Missouri, American Enterprise Life must prove that the insured intended to commit suicide at the time he or she applied for coverage.

BENEFICIARY

Initially, the beneficiary will be the person you designate in your application for the policy. You may change the beneficiary by giving written notice to American Enterprise Life, subject to requirements and restrictions stated in the policy. If you do not designate a beneficiary, or if the designated beneficiary dies before the insured, the beneficiary will be you or your estate.

TRANSFERS BETWEEN THE FIXED ACCOUNT AND SUBACCOUNTS

You may transfer policy values from one subaccount to another or between subaccounts and the fixed account. For most transfers, we will process your transfer request at the end of the valuation period during which we receive your request. Currently, there is no charge for transfers. Before transferring policy value, you should consider the risks involved in changing investments.


This policy is not designed for use by individuals, professional market timing organizations, or other entities that do "market timing," programmed transfers, frequent transfers, or transfers that are large in relation to the total assets of any fund underlying the policy. These and similar activities may adversely affect a fund's ability to invest effectively in accordance with its investment objectives and policies, may increase expenses and may harm other policy owners who allocated premium payments to the fund regardless of their transfer activity. Accordingly, individuals and organizations that use market-timing investment strategies and make frequent transfers should not own this policy.

We monitor the frequency of transfers, including the size of transfers in relation to fund assets in each underlying fund, and we take appropriate action as necessary. In order to prevent market timing activities that may harm or disadvantage other policy owners, we may apply modifications or restrictions in any reasonable manner to prevent transfers. We agree to provide notice of our intent to restrict transfer privileges to policy owners who have engaged in disruptive activity. We may suspend transfer privileges at any time. We may also reject or restrict any market payment or transfer request and impose specific limitations with respect to market timers, including restricting transfers by market timers to certain underlying funds. We may also apply other restrictions or modifications that could include, but not be limited to:

-  not accepting telephone or electronic transfer requests;
-  requiring a minimum time period between each transfer;
- not accepting transfer requests of an agent acting under a power of attorney on behalf of more than one policy owner; or
- limiting the dollar amount that a policy owner may transfer at any one time.

In addition, some of the underlying funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgement of the fund's investment adviser, the fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. Accordingly, we may not be in a position to effect certain allocations or transfers requested by market timers and may refuse such requests without prior notice. Subject to state law, we reserve the right to impose, without prior notice, restrictions on allocations and transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other policy owners.


FIXED ACCOUNT TRANSFER POLICIES

- You must make transfers from the fixed account during a 30-day period starting on a policy anniversary, except for automated transfers, which can be set up at any time for transfer periods of your choosing subject to certain minimums.
- If we receive your request to transfer amounts from the fixed account within 30 days before the policy anniversary, the transfer will become effective on the anniversary.
- If we receive your request on or within 30 days after the policy anniversary, the transfer will be effective on the day we receive it.
- We will not accept requests for transfers from the fixed account at any other time.
- If you made a transfer from the fixed account to one or more subaccounts, you may not make a transfer from any subaccount back to the fixed account until the next policy anniversary. We will waive this limitation once during the first two policy years if you exercise the policy's right to exchange provision. (See "Exchange Right" under "Policy Surrenders.")

MINIMUM TRANSFER AMOUNTS

From a subaccount to another subaccount or the fixed account:
- For mail and phone transfers -- $250 or the entire subaccount balance, whichever is less.
-  For automated transfers -- $50.

From the fixed account to a subaccount:


- For mail and phone transfers -- $250 or the entire fixed account balance, minus any outstanding indebtedness, whichever is less.


-  For automated transfers -- $50.

MAXIMUM TRANSFER AMOUNTS

From a subaccount to another subaccount or the fixed account:
-  Entire subaccount balance.

From the fixed account to a subaccount:
-  Entire fixed account balance, minus any outstanding indebtedness.

MAXIMUM NUMBER OF TRANSFERS PER YEAR

Twelve automated transfers per policy year are allowed. In addition, you may make transfers by mail or by telephone, however, we reserve the right to limit transfers by mail or telephone to twelve per policy year. If, in the alternative, we allow more than twelve transfers by mail or telephone, we reserve the right to assess a fee for each subsequent transfer made by mail or telephone. We guarantee that this fee will not exceed $25.00 per transfer for the duration of your policy.

TWO WAYS TO REQUEST A TRANSFER, LOAN OR SURRENDER

Provide your name, policy number, Social Security Number or Taxpayer Identification Number when you request a transfer.

1 BY LETTER:

Regular mail:

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
P.O. BOX 290679
WETHERSFIELD, CT 06129-0679

Express mail:

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
ATTENTION: AEL SERVICE CENTER
1290 SILAS DEANE HIGHWAY
SUITE 102
WETHERSFIELD, CT 06109

2 BY PHONE:

Call between 8 a.m. and 7 p.m. Central Time:

(800) 333-3437 (toll free) or
(612) 671-7700 (Minneapolis area)

TTY service for the hearing impaired:

(800) 285-8846 (toll free)

- We answer phone requests promptly, but you may experience delays when call volume is unusually high. If you are unable to get through, use mail procedure as an alternative.
- We will honor any telephone transfer or surrender request we believe is authentic and we will use reasonable procedures to confirm that it is. These procedures include asking identifying questions and tape recording calls. As long as we follow these procedures, American Enterprise Life and its affiliates will not be liable for any loss resulting from fraudulent requests.
- We make telephone transfers available automatically. If you do not want telephone transfers to be made from your account, please write to American Enterprise Life and tell us.

AUTOMATED TRANSFERS

In addition to written and telephone requests, you can arrange to have policy value transferred from one account to another automatically. Your financial advisor can help you set up an automated transfer.


AUTOMATED TRANSFER POLICIES
- Only one automated transfer arrangement can be in effect at any time. You can transfer policy values to one or more subaccounts and the fixed account, but you can transfer from only one account.

- You can start or stop this service by written request. You must allow seven days for us to change any instructions that currently are in place.
- You cannot make automated transfers from the fixed account in an amount that, if continued, would deplete the fixed account within 12 months.
- If you made a transfer from the fixed account to one or more subaccounts, you may not make a transfer from any subaccount back to the fixed account until the next policy anniversary.
- If you submit your automated transfer request with an application for a policy, automated transfers will not take effect until the policy is issued.


-  Minimum automated transfer amount: $50


- If the value of the account from which you are transferring policy value is less than the $50 minimum, we will stop the transfer arrangement automatically.


- The balance in any account from which you make an automated transfer or automated partial surrender must be sufficient to satisfy your instructions. If not, we will suspend your entire automated arrangement until the balance is adequate.
- If we must suspend your automated transfer or automated partial surrender arrangement for six months, we reserve the right to discontinue the arrangement in its entirety.


- Automated transfers are subject to all other policy provisions and terms including provisions relating to the transfer of money between the fixed account and the subaccounts.

AUTOMATED DOLLAR-COST AVERAGING

You can use automated transfers to take advantage of dollar-cost averaging -- investing a fixed amount at regular intervals. For example, you might have a set amount transferred monthly from a relatively conservative subaccount to a more aggressive one, or to several others.

This systematic approach can help you benefit from fluctuations in accumulation unit value, caused by fluctuations in the market value of the underlying fund. Since you invest the same amount each period, you automatically acquire more units when the market value falls, fewer units when it rises. The potential effect is to lower your average cost per unit. There is no charge for dollar-cost averaging.

HOW DOLLAR-COST AVERAGING WORKS


                                                                                                                   NUMBER
                                                                  AMOUNT               ACCUMULATION               OF UNITS
                                            MONTH                INVESTED               UNIT VALUE                PURCHASED
By investing an equal number of
dollars each month...                       Jan                    $100                   $20                         5.00
                                            Feb                     100                    16                         6.25

you automatically buy more units            Mar                     100                     9                        11.11
when the per unit market price
is low...                         ->        Apr                     100                     5                        20.00
                                            May                     100                     7                        14.29
                                            June                    100                    10                        10.00

and fewer units when the per unit           July                    100                    15                         6.67
market price is high.             ->        Aug                     100                    20                         5.00
                                            Sept                    100                    17                         5.88
                                            Oct                     100                    12                         8.33


You have paid an average price of only $10.81 per unit over the ten months, while the average market price actually was $13.10.

Dollar-cost averaging does not guarantee that any variable subaccount will gain in value, nor will it protect against a decline in value if market prices fall. Because this strategy involves continuous investing, your success with dollar-cost averaging will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals.

Twelve automated transfers per policy year are allowed. In addition, we reserve the right to limit mail and telephone transfers to twelve per policy year. However, we also reserve the right to charge a fee for more than twelve transfers per year by phone or mail.


ASSET REBALANCING

You can ask us in writing to automatically rebalance the subaccount portion of your policy value either quarterly, semiannually or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your policy value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. Asset rebalancing does not apply to the fixed account. There is no charge for asset rebalancing. Rebalancing is accomplished by transferring policy value between subaccounts.


You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your policy value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your sales representative.

POLICY LOANS

You may borrow against your policy by written or telephone request. (See chart under "Transfers Between the Fixed Account and Subaccounts" for address and telephone numbers for your requests.) We will process your loan request at the end of the valuation period during which we receive your request. (Loans by telephone are limited to $50,000.)

INTEREST RATE: The interest rate for policy loans is 6% per year. After the 10th anniversary we expect to reduce the loan interest to 4% per year. Interest is charged daily and due at the end of the policy year.

MINIMUM LOAN:
-  $500 ($200 for Connecticut residents).

MAXIMUM LOAN:
- In Texas, 100% of the policy value in the fixed account, minus a pro rata portion of surrender charges.
-  In Alabama, 100% of the policy value minus surrender charges.
-  In all other states, 90% of the policy value minus surrender charges.

We will compute the maximum loan value as of the end of the valuation period during which we receive your loan request. The amount available at any time for a new loan is the maximum loan value less any existing indebtedness. When we compute the amount available, we reserve the right to deduct from the loan value interest for the period until the next policy anniversary and monthly deductions that we will take until the next policy anniversary.

PAYMENT OF LOANED FUNDS: Generally, we will pay loans within seven days after we receive your request (with certain exceptions -- see "Deferral of payments," under "Payment of Policy Proceeds.")

ALLOCATION OF LOANS TO ACCOUNTS: If you do not specify whether the loan is to come from the fixed account or the subaccounts, we will take it from the subaccounts and the fixed account on a pro-rata basis minus indebtedness. When we make a loan from a subaccount, we redeem accumulation units and transfer the proceeds into the fixed account. We will credit the loaned amount with 4.0% annual interest.

REPAYMENTS: We will allocate loan repayments to subaccounts and/or the fixed account using the premium allocation percentages in effect unless you tell us otherwise. Repayments must be in amounts of at least $25.

OVERDUE INTEREST: If you do not pay accrued interest when it is due, we will increase the amount of indebtedness in the fixed account to cover the amount due. Interest added to a policy loan will be charged the same interest rate as the loan itself. We will take the interest from the fixed account and subaccounts on a pro-rata basis.

EFFECTS OF POLICY LOANS: If you do not repay your loan, it will reduce the death benefit and cash surrender value. Even if you do repay it, your loan can have a permanent effect on death benefits and policy values, because money you borrow against the subaccounts will not share in the investment results of the relevant fund(s).

A loan may terminate the no lapse guarantee. We deduct the loan amount from the total premiums you pay, which may reduce the total below the level required to keep the NLG in effect.

TAXES: If your policy lapses or you surrender it with an outstanding indebtedness, and the amount of outstanding indebtedness plus the cash surrender value is more than the sum of premiums you paid, you generally will be liable for taxes on the excess. (See "Federal Taxes.")

POLICY SURRENDERS

You may surrender your policy in full or in part by written or telephone request. (See chart under "Transfers Between the Fixed Account and Subaccounts.") We will process your surrender request at the end of the valuation period during which we receive your request. We may require you to return your policy.

We normally will process your payment within seven days; however, we reserve the right to defer payment. (See "Deferral of payments" under "Payment of Policy Proceeds.")

TOTAL SURRENDERS

If you totally surrender your policy, you receive its cash surrender value -- the policy value minus outstanding indebtedness and applicable surrender charges. (See "Loads, Fees and Charges.") We will compute the value of each subaccount as of the end of the valuation period during which we receive your request.

PARTIAL SURRENDERS

After the first policy year, you may surrender any amount from $500 up to 90% of the policy's cash surrender value. (Partial surrenders by telephone are limited to $50,000.) We will charge you a partial surrender fee, described under "Loads, Fees and Charges."

ALLOCATION OF PARTIAL SURRENDERS

Unless you specify otherwise, American Enterprise Life will make partial surrenders from the fixed account and subaccounts on a pro rata basis at the end of the valuation period during which we receive your request. In determining these proportions, we first subtract the amount of any outstanding indebtedness from the fixed account value.

EFFECT OF PARTIAL SURRENDERS

- A partial surrender will reduce the policy value by the amount of the partial surrender and fee.
- A partial surrender may terminate the no lapse guarantee. We deduct the surrender amount from total premiums you paid, which may reduce the total below the level required to keep the no lapse guarantee in effect.
- If Option 1 is in effect, a partial surrender will reduce the specified amount by the amount of the partial surrender and fee. American Enterprise Life will deduct this decrease from the current specified amount in this order:
   -- First from the portion due to the most recent increase;
   -- Next from portions due to the next most recent increases successively;
      and
   -- Then from the initial specified amount when the policy was issued.
   (See "Decreases" under "Proceeds Payable Upon Death.")
- If Option 2 is in effect, a partial surrender does not affect the specified amount.

TAXES

Upon surrender, you generally will be liable for taxes on any excess of the cash surrender value plus outstanding indebtedness over the premium paid. (See "Federal Taxes.")

EXCHANGE RIGHT

For two years after we issue the policy, you can exchange it for one that provides benefits that do not vary with the investment return of the subaccounts. Because the policy itself offers a fixed return option, all you need to do is transfer all of the policy value in the subaccounts to the fixed account. We automatically will credit all future premium payments to the fixed account unless you request a different allocation.

A transfer for this purpose will not count against the 12-transfers-per-year limit. Also, we will waive any restrictions on transfers into the fixed account for this type of transfer.


There is no effect on the policy's death benefit, specified amount, net amount at risk, risk classification or issue age. Only the options available for allocating your policy value will be affected.


In Connecticut, during the first 18 months after the policy is issued, you have the right to exchange the policy for a policy of permanent fixed benefit life insurance we are then offering.

We will not require evidence of insurability. We will require that:
1. this policy is in force; and
2. your request is in writing; and
3. you repay any existing indebtedness.

The new policy will have the same initial death benefit, policy date and issue age as this policy. The premium for the new policy will be based on our rates in effect on its policy date for the same class of risk as under this policy.

We will inform you of the premium for the new policy and any extra sum required or allowance to be made for a cash surrender value adjustment that takes appropriate account of the values under both this policy exceeds the cash surrender value of the new policy, the excess will be sent to you. If the cash surrender value of this policy is less than the cash surrender value of the new policy, you will be required to send us the shortage amount for this exchange to be completed.

OPTIONAL INSURANCE BENEFITS

You may choose to add the following benefits to your policy at an additional cost, in the form of riders (if you meet certain requirements). More detailed information on these benefits is in your policy.

ACCIDENTAL DEATH BENEFIT (ADB)

ADB provides an additional death benefit if the insured's death is caused by accidental injury.

ADDITIONAL INSURED RIDER (AIR)

AIR provides a level, adjustable death benefit on the life of each additional insured covered.

CHILDREN'S INSURANCE RIDER (CIR)

CIR provides level term coverage on each eligible child.

TERM INSURED RIDER (TIR)

TIR provides an additional level, adjustable death benefit on the base insured.

WAIVER OF MONTHLY DEDUCTION (WMD)

Under WMD, we will waive the monthly deduction if the insured becomes totally disabled.

PAYMENT OF POLICY PROCEEDS

We will pay policy proceeds when:
- you surrender the policy; or
- the insured dies.


We will pay all proceeds by check (unless the beneficiary has chosen to have death benefit proceeds directly deposited into a checking account). We will compute the amount of the death proceeds and pay it in a single sum unless you select one of the payment options below. We will pay interest at a rate of at least 4% per year (8% in Arkansas, 11% in Florida) on single sum death proceeds, from the date of the insured's death to the settlement date (the date on which we pay the proceeds in a lump sum or first place them under a payment option).


PAYMENT OPTIONS
During the insured's lifetime, you may request in writing that we pay policy proceeds under one or more of the three payment options below. (The beneficiary also may select a payment option, unless you say that he or she cannot). You decide how much of the proceeds to place under each option (minimum: $5,000). We will transfer any such amount to American Enterprise Life's general account. Unless we agree otherwise, we must make payments under all options to a natural person.

You also may make a written request to us to change a prior choice of payment option or, if we agree, to elect a payment option other than the three below.

If you elect a payment option for pre-death proceeds, payments under this option may be subject to federal income tax as ordinary income. If you elect Option A, the full pre-death proceeds will be taxed as a full surrender or maturity as described in "Taxation of Policy Proceeds" and also may be subject to an additional 10% penalty tax if the policy is a modified endowment. The interest paid under Option A will be ordinary income subject to income tax in the year earned. The interest payments will not be subject to the 10% penalty tax.

If you elect Option B or Option C for payment of pre-death proceeds, any indebtedness at the time of election will be taxed as a partial surrender as described in "Taxation of Policy Proceeds" and also may be subject to an additional 10% penalty tax if the policy is a modified endowment. We will use the remainder of the proceeds to make payments under the option elected. A portion of each payment will be taxed as ordinary income and a portion of each payment will be considered a return of the investment in the policy and will not be taxed. We describe an owner's investment in the policy. (See "Taxation of Policy Proceeds" under "Federal Taxes.") All payments we make after the investment in the policy is fully recovered will be subject to tax. Amounts we pay under Option B or Option C that are subject to tax also may be subject to an additional 10% penalty tax. (See "Penalty tax" under "Federal Taxes.")

Death benefit proceeds applied to any payment option are not considered part of the beneficiary's income and therefore are not subject to federal income tax. Payments of interest under Option A will be ordinary income subject to tax. Under Option B or Option C, a portion of each payment will be ordinary income subject to tax and a portion of each payment will be considered a return of the beneficiary's investment in the policy which is not subject to tax. The beneficiary's investment in the policy is the death benefit proceeds we apply to the payment option. All payments we make after the investment in the policy is fully recovered will be subject to tax.

OPTION A -- INTEREST PAYMENTS: We will pay interest on any proceeds placed under this option at a rate of 3% per year compounded annually, at regular intervals and for a period that is agreeable to both you and us. At the end of any payment interval, you may withdraw proceeds in amounts of at least $100. At any time, you may withdraw all of the proceeds that remain or you may place them under a different payment option approved by us.

OPTION B -- PAYMENTS FOR A SPECIFIED PERIOD: We will make fixed monthly payments for any number of years you specify. Here are examples of monthly payments for each $1,000 placed under this option:

           PAYMENT PERIOD                 MONTHLY PAYMENT PER $1,000
               (YEARS)                       PLACED UNDER OPTION B
                 10                                    $9.61
                 15                                     6.87
                 20                                     5.51
                 25                                     4.71
                 30                                     4.18

We will furnish monthly amounts for other payment periods at your request, without charge.

OPTION C -- LIFETIME INCOME: We will make monthly payments for the life of the person (payee) who is to receive the income. We will guarantee payment for five, ten or 15 years.

We will base the amount of each monthly payment per $1,000 placed under this option on the table of settlement rates in effect at the time of the first payment. The amount depends on the sex and age of the payee on that date.

The amount of each monthly payment per $1,000 placed under this option will be at least the amounts shown in the following table. We will furnish monthly amounts for any adjusted age not shown at your request, without charge.

LIFE INCOME PER $1,000 WITH PAYMENTS GUARANTEED FOR

ADJUSTED    SETTLEMENT BEGINNING                    5 YEARS                     10 YEARS                   15 YEARS
AGE PAYEE          IN YEAR                      MALE       FEMALE          MALE         FEMALE         MALE        FEMALE
65                  2005                        5.26        4.66           5.15          4.62          4.95         4.53
                    2010                        5.17        4.60           5.07          4.55          4.89         4.48
                    2015                        5.09        4.53           4.99          4.49          4.83         4.42
                    2020                        5.01        4.47           4.92          4.44          4.77         4.38
                    2025                        4.94        4.42           4.86          4.39          4.72         4.33
                    2030                        4.87        4.37           4.79          4.34          4.67         4.29
70                  2005                        6.12        5.35           5.87          5.24          5.48         5.05
                    2010                        6.01        5.26           5.77          5.16          5.41         4.99
                    2015                        5.89        5.17           5.68          5.08          5.35         4.93
                    2020                        5.79        5.09           5.59          5.01          5.29         4.87
                    2025                        5.69        5.01           5.51          4.94          5.23         4.82
                    2030                        5.59        4.94           5.43          4.88          5.17         4.76
75                  2005                        7.27        6.33           6.72          6.07          6.00         5.65
                    2010                        7.11        6.20           6.61          5.97          5.94         5.59
                    2015                        6.96        6.08           6.50          5.87          5.88         5.52
                    2020                        6.82        5.97           6.40          5.78          5.83         5.46
                    2025                        6.68        5.86           6.30          5.69          5.77         5.40
                    2030                        6.55        5.76           6.21          5.60          5.72         5.34

DEFERRAL OF PAYMENTS
We reserve the right to defer payments of cash surrender value, policy loans or variable death benefits in excess of the specified amount if:
- the payments derive from a premium payment made by a check that has not cleared the banking system (we have not collected good payment);
- the New York Stock Exchange (NYSE) is closed (other than customary weekend and holiday closings);
- in accordance with SEC rules, trading on the NYSE is restricted or, because of an emergency, it is not practical to dispose of securities held in the subaccount or determine the value of the subaccount's net assets.

We may delay the payment of any loans or surrenders from the fixed account up to six months from the date we receive the request. If we postpone the payment of surrender proceeds more than 30 days, we will pay you interest on the amount surrendered at an annual rate of 3% for the period of postponement.

FEDERAL TAXES

The following is a general discussion of the policy's federal income tax implications. It is not intended as tax advice. Because the effect of taxes on the value and benefits of your policy depends on your individual situation as well as American Enterprise Life's tax status, YOU SHOULD CONSULT A TAX ADVISOR TO FIND OUT HOW THESE GENERAL CONSIDERATIONS APPLY TO YOU. The discussion is based on our understanding of federal income tax laws as the Internal Revenue Service (IRS) currently interprets them; both the laws and their interpretation may change.

As with any financial product purchased, the decision as to who the owner and the beneficiary will be should be made by the client after consultation with his or her tax and legal advisors. These decisions may significantly affect the amount due for income tax, gift tax and estate tax and also the client's ownership rights to the policy.

We intend the policy to qualify as a life insurance policy for federal income tax purposes. To that end, the provisions of the policy are to be interpreted to ensure or maintain this tax qualification. American Enterprise Life reserves the right to change the policy in order to ensure that it will continue to qualify as life insurance for tax purposes. We will send you a copy of any changes.

AMERICAN ENTERPRISE LIFE'S TAX STATUS

The IRS taxes American Enterprise Life as a life insurance company under the Code. For federal income tax purposes, we consider the subaccounts to be a part of American Enterprise Life, although we treat their operations separately in accounting and financial statements. We reinvest the investment income from the subaccounts and it becomes part of the subaccounts' value. The IRS does not tax American Enterprise Life on this investment income, including realized capital gains. Therefore, American Enterprise Life does not charge the subaccounts for our federal income taxes. American Enterprise Life reserves the right to make such a charge in the future if there is a change in the tax treatment of subaccounts or variable life insurance contracts or in American Enterprise Life's tax status as we currently understand it.

TAXATION OF POLICY PROCEEDS

The IRS does not consider the death benefit to be part of the beneficiary's income and therefore it is not subject to federal income taxes. When we pay the proceeds after the insured's attained insurance age 100 and the amount received plus any indebtedness exceeds your investment in the policy, the IRS may tax the excess as ordinary income.

The IRS may tax part or all of any pre-death proceeds that you receive through full surrender or maturity, lapse, partial surrender, policy loan or assignment of policy value or payment options as ordinary income. (See the following table.) In some cases, the tax liability depends on whether the policy is a modified endowment (explained following the table). The taxable amount also may be subject to an additional 10% penalty tax if the policy is a modified endowment.


SOURCE OF PROCEEDS                                             TAXABLE PORTION OF PRE-DEATH PROCEEDS
Full surrender:                                                Amount you receive plus any indebtedness, minus your investment in the policy.*

Lapse:                                                         Any outstanding indebtedness minus your investment in the policy.*

Partial surrenders (modified endowments):                      Lesser of: the amount you receive or policy value minus your investment in the policy.*

Policy loans and assignments (modified endowments):            Lesser of: the amount of the loan/assignment or policy value minus your investment in the policy.*

Partial surrenders (not modified endowments):                  Generally, if the amount you receive is greater than your investment in the policy,* the amount in excess of your investment is taxable.
                                                               However, during the first 15 policy years, a different amount may be taxable if the partial surrender results in  or is caused by a reduction in benefits.

Policy loans and assignments (not modified endowments):        None.**

Payment options:                                               If we pay the proceeds of the policy under one of the payment options, see the "Payment option" under "Payment of Policy proceeds"
                                                               section for tax information.



 * The owner's investment is equal to premiums paid, minus the nontaxable portion of any previous partial surrenders, plus the taxable portion of any previous policy loans.
** See "Lapse" under "Source of proceeds" above for explanation of tax treatment.

MODIFIED ENDOWMENT CONTRACTS


In 1988, Congress created a new class of life insurance policies called "Modified Endowment Contracts." The IRS taxes these policies differently from conventional life insurance contracts.

Your policy is a modified endowment contract if:
- you apply for it or materially change it on or after June 21, 1988 and
- the premiums you pay in the first seven years of the policy, or the first seven years following a material change, exceed certain limits.

Also, any life insurance policy you receive in exchange for a modified endowment is itself a modified endowment.

We have procedures for monitoring whether your policy may become a modified endowment contract. We calculate modified endowment limits when we issue the policy. We base these limits on the benefits we provide under the policy and on the risk classification of the insured. We recalculate these limits later if certain increases or reductions in benefits occur.

INCREASES IN BENEFITS: We recalculate limits when an increase is a "material change." Almost any increase you request, such as an increase in specified amount, the addition of a rider benefit or an increase in an existing rider benefit, is a material change. An automatic increase under the terms of your policy, such as an increase in death benefit due to operation of the applicable percentage table described in the "Proceeds Payable upon Death" section or an increase in policy value growth under Option 2, generally is not a material change. A policy becomes a modified endowment if premiums you pay in the early years following a material change exceed the recalculated limits.


REDUCTIONS IN BENEFITS: When you reduce benefits within seven years after we issue the policy or after the most recent material change, we recalculate the limits as if the reduced level of benefits had always been in effect. In most cases, this recalculation will further restrict the amount of premiums that you can pay without exceeding modified endowment limits. If the premiums you have already paid exceed the recalculated limits, the policy becomes a modified endowment with applicable tax implications even if you do not pay any further premiums.


DISTRIBUTIONS AFFECTED: Modified endowment rules apply to distributions in the year the policy becomes a modified endowment and in all subsequent years. In addition, the rules apply to distributions taken two years before the policy becomes a modified endowment because the IRS presumes that you took a distribution in anticipation of that event.

SERIAL PURCHASE OF MODIFIED ENDOWMENTS: The IRS treats all modified endowments issued by the same insurer (or possibly affiliated companies of the insurer) to the same owner during any calendar year as one policy for purposes of determining the amount of any loan or distribution that is taxable.

PENALTY TAX: If a policy is a modified endowment, the taxable portion of pre-death proceeds from a full surrender, maturity, lapse, partial surrender, policy loan or assignment of policy value or certain payment options may be subject to a 10% penalty tax unless:
- the distribution occurs after the owner attains age 59 1/2;

- the distribution is attributable to the owner becoming disabled (within the meaning of Code Section 72(m)(7) or

- the distribution is part of a series of substantially equal periodic payments made at least once a year over the life (or life expectancy) of the owner or over the joint lives (or life expectancies) of the owner and the owner's beneficiary.

OTHER TAX CONSIDERATIONS

INTEREST PAID ON POLICY LOANS: If you use a policy loan for personal purposes, interest paid on the loan is not tax-deductible. Other rules apply if you use the loan for trade or business or investment purposes or if a business or corporation owns the policy from which the loan is taken.

POLICY CHANGES: Changing ownership, exchanging or assigning the policy may have tax consequences, depending on the circumstances.


OTHER TAXES: Federal estate tax, state and local estate tax or inheritance tax, federal or state gift tax and other tax consequences of ownership or receipt of policy proceeds also will depend on the circumstances.


TAX-DEFERRED RETIREMENT PLANS: The policy may be used in conjunction with certain retirement plans that are already tax-deferred under the Code. The policy will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is tax-deferred. Since the rules governing such use are complex, a purchaser should consult a competent pension consultant.

On July 6, 1983, the Supreme Court held in ARIZONA GOVERNING COMMITTEE V. NORRIS that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. Since the policy's cost of insurance rates and purchase rates for certain settlement options distinguish between men and women, employers and employee organizations should consult with legal counsel before purchasing the policy for any employment-related insurance or benefit program.

AMERICAN ENTERPRISE LIFE

American Enterprise Life is a stock life insurance company organized under the laws of the State of Indiana in 1981. Its administrative offices are located at 829 AXP Financial Center, Minneapolis, MN 55474. Its statutory address is 100 Capitol Center South, 201 North Illinois Street, Indianapolis, IN 46204. American Enterprise Life conducts a conventional life insurance business. American Enterprise Life issues the life insurance policies.

OWNERSHIP

American Enterprise Life is a wholly owned subsidiary of IDS Life Insurance Company (IDS Life), which is a wholly-owned subsidiary of American Express Financial Corporation (AEFC). AEFC, a Delaware corporation, is a wholly owned subsidiary of American Express Company.

The AEFC family of companies offers not only insurance and annuities, but also mutual funds, investment certificates and a broad range of financial management services.


Besides managing investments for all funds in the American Express(R) Funds, AEFC also manages investments for itself and its subsidiaries, IDS Certificate Company and IDS Life Insurance Company. Total assets under management as of the most recent fiscal year were more than $219 billion.


STATE REGULATION


American Enterprise Life is subject to the laws of Indiana governing insurance companies and to regulation by the Indiana Department of Insurance. In addition, American Enterprise Life is subject to regulation under the insurance laws of other jurisdictions in which it operates. American Enterprise Life files an annual statement in a prescribed form with Indiana's Department of Insurance and in each state in which American Enterprise Life does business. American Enterprise Life's books and accounts are subject to review by the Indiana Department of Insurance at all times and a full examination of its operations is conducted periodically.


DISTRIBUTION OF THE POLICY

American Express Financial Advisors Inc. (AEFA), a registered broker/dealer, serves as the principal underwriter for the life insurance policy. AEFA is a wholly owned subsidiary of AEFC, which is a wholly owned subsidiary of American Express Company.

Broker-dealers who have entered into distribution agreements with AEFA and American Enterprise Life will distribute the life insurance policies.

American Enterprise Life will pay commissions for sales of policies to insurance agencies or broker-dealers that are also insurance agencies. These commissions will be up to 95% of the initial target premium (annualized), plus up to 2% of all premiums in excess of the target premium. Each year, starting in year two, American Enterprise Life pays a service fee of .25% of the policy value, net of indebtedness. In addition, American Enterprise Life may pay certain sellers additional compensation for selling and distribution activities under certain circumstances. From time to time, American Enterprise Life will pay or permit other promotional incentives, in cash or credit or other compensation.


LEGAL PROCEEDINGS

A number of lawsuits involving insurance sales practices, alleged agent misconduct, failure to properly supervise agents and other matters relating to life insurance policies and annuity contracts have been filed against life and health insurers in jurisdictions in which American Enterprise Life and its affiliates do business. American Enterprise Life and its affiliates, like other life and health insurers, are involved in such litigation. IDS Life was a named defendant in three class action lawsuits of this nature. American Enterprise Life is a named defendant in one of the suits, RICHARD W. AND ELIZABETH J. THORESEN V. AMERICAN EXPRESS FINANCIAL CORPORATION, AMERICAN CENTURION LIFE ASSURANCE COMPANY, AMERICAN ENTERPRISE LIFE INSURANCE COMPANY, AMERICAN PARTNERS LIFE INSURANCE COMPANY, IDS LIFE INSURANCE COMPANY AND IDS LIFE INSURANCE COMPANY OF NEW YORK which was commenced in Minnesota state court on October 13, 1998. These class action lawsuits included allegations of improper insurance and annuity sales practices including improper replacement of existing annuity contracts and insurance policies, improper use of annuities to fund tax deferred contributory retirement plans, alleged agent misconduct, failure to properly supervise agents and other matters relating to life insurance policies and annuity contracts.

In January 2000, AEFC and its subsidiaries reached an agreement in principle to settle the three class action lawsuits, including the one described above. It is expected the settlement will provide $215 million of benefits to more than two million participants in exchange for a release by class members of all insurance and annuity market conduct claims dating back to 1985.

In August 2000, an action entitled LESA BENACQUISTO, DANIEL BENACQUISTO, RICHARD THORESEN, ELIZABETH THORESEN, ARNOLD MORK, ISABELLA MORK, RONALD MELCHERT AND SUSAN MELCHERT V. AMERICAN EXPRESS FINANCIAL CORPORATION, AMERICAN EXPRESS FINANCIAL ADVISORS, AMERICAN CENTURION LIFE ASSURANCE COMPANY, AMERICAN ENTERPRISE LIFE INSURANCE COMPANY, AMERICAN PARTNERS LIFE INSURANCE COMPANY, IDS LIFE INSURANCE COMPANY AND IDS LIFE INSURANCE COMPANY OF NEW YORK was commenced in the United States District Court for the District of Minnesota. The complaint put at issue various alleged sales practices and misrepresentations and allegations of violations of federal laws.

In May 2001, the United States District Court for the District of Minnesota and the District Court, Fourth Judicial District for the State of Minnesota, Hennepin County entered orders approving the settlement as tentatively reached in January 2000. Appeals were filed in both federal and state court but subsequently dismissed by the parties filing the appeals. The orders approving the settlement were final as of September 24, 2001. Implementation of the settlement commenced October 15, 2001.

Numerous individuals opted out of the settlement described above and therefore did not release their claims against AEFC and its subsidiaries. Some of these class members who opted out were represented by counsel and presented separate claims. Most of their claims have been settled.

The outcome of any litigation or threatened litigation cannot be predicted with any certainty. However, in the aggregate, American Enterprise Life does not consider any lawsuits in which it is named as a defendant to be material.

EXPERTS

Ernst & Young LLP, independent auditors, have audited the consolidated financial statements of American Enterprise Life Insurance Company at Dec. 31, 2001 and 2000, and for each of the three years in the period ended Dec. 31, 2001, and the individual financial statements of the segregated asset subaccounts of American Enterprise Variable Life Account - American Express Signature Variable Universal Life Insurance(R) as of Dec. 31, 2001 and for each of the periods indicated therein, as set forth in their reports. We've included our financial statements in the prospectus and elsewhere in the registration statement in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.


Actuarial matters included in the prospectus have been examined by Mark Gorham, F.S.A., M.A.A.A., Vice President, Insurance Product Development, as stated in his opinion filed as an exhibit to the Registration Statement.

MANAGEMENT OF AMERICAN ENTERPRISE LIFE

DIRECTORS

GUMER C. ALVERO

Director, Chairman of the Board and Executive Vice President - Annuities since January 2001. Vice President - Variable Annuities, AEFC, since April 1998. Executive Assistant to President/CEO, AEFC, from April 1996 to April 1998.

DOUGLAS K. DUNNING
Director since July 2001. Vice President - Annuity Product Development, AEFC, since January 2001. Vice President - Assured Assets Product Development and Management, AEFC, from August 1998 to January 2001. Vice President - Assured Assets Product Development from September 1994 to August 1998.

CAROL A. HOLTON
Director, President and Chief Executive Officer since January 2001. Vice President - Third Party Distribution, AEFC, since April 1998. Director, Distributor Services, AEFC, from September 1997 to April 1998. Director, Business Systems and Operations, F&G Life, from July 1996 to August 1997.


PAUL S. MANNWEILER*
Director since 1986. Partner at Locke Reynolds Boyd & Weisell since 1980.

TERESA J. RASMUSSEN

Director since December 2000. Vice President and Assistant General Counsel, AEFC, since August 2000. Senior Counsel, Assistant Vice President, AEFC, from October 1995 to August 2000.


OFFICERS OTHER THAN DIRECTORS


LORRAINE R. HART
Vice President - Investments since 1992. Vice President - Insurance Investments, AEFC, from 1992 to 1997.

JAMES M. ODLAND
Vice President, General Counsel and Secretary since March 2002. Vice President and Group Counsel, AEFC, since January 2002. Counsel, AEFC, from January 2001 to January 2002. Counsel, Reliastar Financial Corp., Minneapolis, MN, June 1999 to January 2001. Assistant Vice President - Law, Lutheran Brotherhood, Minneapolis, MN July 1986 to June 1999.


PHILIP C. WENTZEL

Vice President and Controller since 1998.

DAVID L. YOWAN

Vice President and Treasurer since March 2001. Senior Vice President and Assistant Treasurer of American Express Company since January 1999; Vice President and Corporate Treasurer, AEFC, since April 2001. Senior Portfolio and Risk Management Officer for the North American Consumer Bank of Citigroup from August 1987 to January 1999.


The address for all of the directors and principal officers is: 829 AXP Financial Center, Minneapolis, MN 55474 (except for Paul S. Mannweiler).

* Mr. Mannweiler is an independent director whose address is: 201 No. Illinois Street, Indianapolis, IN 46204.

The officers, employees and sales force of American Enterprise Life Insurance Company are bonded, in the amount of $100 million, by virtue of a blanket fidelity bond issued to American Express Company by Saint Paul Fire and Marine, the lead underwriter.

OTHER INFORMATION

The variable account has filed a registration statement with the SEC. For further information concerning the policy, the variable account and American Enterprise Life, please refer to the registration statement. You can find the registration statement on the SEC's Web site at (http://www.sec.gov).

SUBSTITUTION OF INVESTMENTS

We may change the funds from which the subaccounts buy shares if:
-  the existing funds become unavailable, or
- in the judgment of American Enterprise Life, the funds are no longer suitable for the subaccounts.

If these situations occur, we have the right to substitute the funds held in the subaccounts for other registered, open-end management investment companies as long as we believe it would be in the best interest of persons having voting rights under the policies.

In the event of any such substitution or change, American Enterprise Life may, without the consent or approval of owners, amend the policy and take whatever action is necessary and appropriate. However, we will not make any substitution or change without any necessary approval of the SEC or state insurance departments. American Enterprise Life will notify owners within five days of any substitution or change.

VOTING RIGHTS


As a policy owner with investments in any subaccount, you may vote on important fund matters. Each share of a fund has one vote.On some issues -- for example, the election of directors -- all shares may vote together as one series. In those cases, all shares have cumulative voting rights. Cumulative voting means that shareholders are entitled to a number of votes equal to the number of shares they hold multiplied by the number of directors to be elected and they have the right to divide votes among the candidates.


American Enterprise Life is the owner of all fund shares and therefore holds all voting rights. However, American Enterprise Life will vote the shares of each fund according to instructions we receive from owners. If we do not receive timely instructions from you, we will vote your shares in the same proportion as the shares for which we do receive instructions. American Enterprise Life also will vote fund shares that are not otherwise attributable to owners in the same proportion as those shares in that subaccount for which we receive instructions.

We determine the number of fund shares in each subaccount for which you may give instructions by applying your percentage interest in the subaccount to the total number of votes attributable to the subaccount. We will determine that number as of a date we choose that is 60 days or less before the meeting of the fund. We will send you notice of each shareholder meeting, together with any proxy solicitation materials and a statement of the number of votes for which you are entitled to give instructions.

Under certain conditions, American Enterprise Life may disregard voting instructions that would change the goals of one or more of the funds or would result in approval or disapproval of an investment advisory contract. If American Enterprise Life does disregard voting instructions, we will advise you of that action and the reasons for it in our next report to owners.

REPORTS

At least once a year American Enterprise Life will mail to you, at your last known address of record, a report containing all information required by law or regulation, including a statement showing the current policy value.

RATING AGENCIES

We receive ratings from independent rating agencies. These agencies evaluate the financial soundness and claims-paying ability of insurance companies based on a number of different factors. This information does not relate to the management or performance of the subaccounts of the policy. This information relates only to our general account and reflects our ability to make policy payouts and to pay death benefits and other distributions from the policy.

For detailed information on the agency ratings given to American Enterprise Life, contact your sales representative. Or view our current ratings by visiting the agency Web sites directly at:

A.M. Best                                      www.ambest.com

Fitch                                          www.fitchratings.com
Moody's                                        www.moodys.com/insurance


A.M. Best -- Rates insurance companies for their financial strength.

Fitch (formerly Duff & Phelps)-- Rates insurance companies for their claims-paying ability.


Moody's -- Rates insurance companies for their financial strength.

POLICY ILLUSTRATIONS

The following tables illustrate how policy values, cash surrender values and death benefits may change with the investment experience of the subaccount. The tables show how these amounts might vary, for a 35-year-old male nonsmoker, under Death Benefit Option 1, if:

-  the annual rate of return of the fund is 0%, 6% or 12%.

- the cost of insurance rates and policy fees are current rates or guaranteed rates and fees.

This type of illustration involves a number of detailed assumptions. (See chart, "Understanding the Illustrations.") To the extent that your own circumstances differ from those assumed in the illustrations, your expected results also would differ.

Upon request, we will furnish you with comparable tables illustrating death benefits, policy values and cash surrender values based on the actual age of the person you propose to insure and on an initial specified amount and premium payment schedule. In addition, after you have purchased a policy, you may request illustrations based on policy values at the time of request.

UNDERSTANDING THE ILLUSTRATIONS

RATES OF RETURN: assumes uniform, gross, after-tax, annual rates of 0%, 6% or 12% for the fund. Results would differ depending on allocations among the subaccounts, if returns averaged 0%, 6% and 12% for the fund as a whole but differed across portfolios.

INSURED: assumes a male insurance age 35, in a standard risk classification, qualifying for the nonsmoker rate. Results would be lower if the insured were in a substandard risk classification or did not qualify for the non-smoker rate.

PREMIUMS: assumes a $900 premium is paid in full at the beginning of each policy year. Results would differ if premiums were paid on a different schedule.

POLICY LOANS AND PARTIAL WITHDRAWALS: assumes that none have been made. (Since we assume indebtedness is zero, the cash surrender value in all cases equals the policy value minus the surrender charge.)

EFFECT OF EXPENSES, CHARGES, AND CREDITS

The death benefit, policy value and cash surrender value reflect the following charges:

-  Premium expense charge: 3% of each premium payment.
- Cost of insurance charge and surrender charge for the sex, age and rate classification for the assumed insured.
-  Administrative charge: $7 per month
- Policy value credit: 0.45% for years 11+ on the end of the year asset value.
- The expenses paid by the fund and charges made against the subaccounts as described below:

The net investment return of the subaccounts, shown in the tables, is lower than the gross, after-tax return of the fund or trust because we deducted the expenses paid by the fund and charges made against the subaccounts. These include:

- the daily investment management fee paid by the fund, assumed to be equivalent to an annual rate of 0.74% of the fund's average daily net assets; the assumed investment management fee is approximately equal to a simple average of the investment management fees, based on assets of the subaccounts, of the funds available under the policy. The actual charges you incur will depend on how you choose to allocate policy value. See Fund expenses in the "Loads, Fees and Charges" section of this prospectus for additional information;
- the daily mortality and expense risk charge, equivalent to 0.9% of the daily net asset value of the subaccounts annually.
- the 12b-1 fee, assumed to be equivalent to an annual rate of 0.11% of the fund's average daily net assets.
- a nonadvisory expense charge (assumed to be equivalent to an annual rate of 0.19% of each fund's average daily net assets for direct expenses incurred by the fund. The actual charges you incur will depend on how you choose to allocate policy value. See "Fund Expenses" in the "Loads, Fees, and Charges," section of this prospectus for additional information.

After deduction of the expenses and charges described above, the illustrated gross annual investment rates of return correspond to the following approximate net annual rates of return:

                GROSS ANNUAL INVESTMENT              NET ANNUAL RATE OF RETURN FOR
                    RATE OF RETURN               GUARANTEED AND CURRENT ILLUSTRATIONS
                          0%                                      (1.94%)
                          6                                        4.06%
                         12                                       10.06%

TAXES: Results shown in the tables reflect the fact that American Enterprise Life does not currently charge the subaccounts for federal income tax. If we take such a charge in the future, the portfolios will have to earn more than they do now in order to produce the death benefits and policy values illustrated.

At any time, upon written request by you, we will provide a projection of future death benefits and policy values. The projection will be based on assumptions as to specified amount(s), type of coverage option and future premium payments as are necessary and specified by us and/or you.

ILUSTRATION

-----------------------------------------------------------------------------------------------------------------------------------
INITIAL SPECIFIED AMOUNT $100,000                            MALE--AGE 35                                 CURRENT COSTS ASSUMED
DEATH BENEFIT OPTION 1                                         NONSMOKER                                    ANNUAL PREMIUM $900
-----------------------------------------------------------------------------------------------------------------------------------
          PREMIUM         DEATH BENEFIT(1)(2)                   POLICY VALUE(1)(2)                CASH SURRENDER VALUE(1)(2)
        ACCUMULATED   ASSUMING HYPOTHETICAL GROSS           ASSUMING HYPOTHETICAL GROSS           ASSUMING HYPOTHETICAL GROSS
END OF  WITH ANNUAL   ANNUAL INVESTMENT RETURN OF           ANNUAL INVESTMENT RETURN OF           ANNUAL INVESTMENT RETURN OF
POLICY   INTEREST
YEAR       AT 5%        0%         6%         12%               0%         6%         12%             0%         6%         12%
-----------------------------------------------------------------------------------------------------------------------------------
   1  $     945      $100,000   $100,000   $100,000          $  608   $    653 $      697         $   --   $     --  $      --
   2      1,937       100,000    100,000    100,000           1,206      1,333      1,466             85        212        345
   3      2,979       100,000    100,000    100,000           1,782      2,031      2,301            741        990      1,260
   4      4,073       100,000    100,000    100,000           2,335      2,746      3,210          1,375      1,785      2,249
   5      5,222       100,000    100,000    100,000           2,874      3,485      4,206          1,993      2,604      3,325

   6      6,428       100,000    100,000    100,000           3,394      4,248      5,295          2,593      3,447      4,494
   7      7,694       100,000    100,000    100,000           3,900      5,037      6,490          3,179      4,316      5,770
   8      9,024       100,000    100,000    100,000           4,385      5,848      7,797          3,745      5,208      7,157
   9     10,420       100,000    100,000    100,000           4,854      6,686      9,230          4,294      6,125      8,670
  10     11,886       100,000    100,000    100,000           5,295      7,540     10,791          4,815      7,059     10,311

  11     13,425       100,000    100,000    100,000           5,744      8,458     12,559          5,343      8,057     12,158
  12     15,042       100,000    100,000    100,000           6,162      9,394     14,493          5,841      9,074     14,173
  13     16,739       100,000    100,000    100,000           6,547     10,349     16,612          6,306     10,108     16,372
  14     18,521       100,000    100,000    100,000           6,913     11,336     18,949          6,753     11,176     18,789
  15     20,392       100,000    100,000    100,000           7,237     12,333     21,506          7,157     12,253     21,426

  16     22,356       100,000    100,000    100,000           7,527     13,351     24,317          7,527     13,351     24,317
  17     24,419       100,000    100,000    100,000           7,775     14,382     27,405          7,775     14,382     27,405
  18     26,585       100,000    100,000    100,000           7,980     15,426     30,801          7,980     15,426     30,801
  19     28,859       100,000    100,000    100,000           8,145     16,486     34,544          8,145     16,486     34,544
  20     31,247       100,000    100,000    100,000           8,257     17,552     38,667          8,257     17,552     38,667

Age 60   45,102       100,000    100,000    100,000           7,927     22,930     66,817          7,927     22,930     66,817
Age 65   62,785       100,000    100,000    138,857           5,488     27,961    113,817          5,488     27,961    113,817
-----------------------------------------------------------------------------------------------------------------------------------

(1) Assumes no policy loans or partial withdrawals have been made.
(2) Assumes a $900 premium is paid at the beginning of each policy year. Values will be different if premiums are paid in different amounts or with a different frequency.

THE ABOVE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND YOU SHOULD NOT CONSIDER THEM TO BE A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, POLICY VALUE AND CASH SURRENDER VALUE WOULD BE DIFFERENT FROM THOSE SHOWN IF RETURNS AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. WE CANNOT REPRESENT THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

ILUSTRATION

-----------------------------------------------------------------------------------------------------------------------------------
INITIAL SPECIFIED AMOUNT $100,000                            MALE--AGE 35                              GUARANTEED COSTS ASSUMED
DEATH BENEFIT OPTION 1                                         NONSMOKER                                    ANNUAL PREMIUM $900
-----------------------------------------------------------------------------------------------------------------------------------
          PREMIUM          DEATH BENEFIT(1)(2)                    POLICY VALUE(1)(2)              CASH SURRENDER VALUE(1)(2)
        ACCUMULATED    ASSUMING HYPOTHETICAL GROSS            ASSUMING HYPOTHETICAL GROSS         ASSUMING HYPOTHETICAL GROSS
END OF  WITH ANNUAL    ANNUAL INVESTMENT RETURN OF            ANNUAL INVESTMENT RETURN OF         ANNUAL INVESTMENT RETURN OF
POLICY   INTEREST
YEAR       AT 5%        0%         6%         12%             0%         6%         12%             0%         6%         12%
-----------------------------------------------------------------------------------------------------------------------------------
   1  $     945      $100,000   $100,000   $100,000         $   606  $     650  $     694         $   --   $     --   $     --
   2      1,937       100,000    100,000    100,000           1,192      1,318      1,450             71        197        329
   3      2,979       100,000    100,000    100,000           1,756      2,003      2,271            715        962      1,230
   4      4,073       100,000    100,000    100,000           2,296      2,702      3,162          1,335      1,741      2,201
   5      5,222       100,000    100,000    100,000           2,814      3,419      4,131          1,934      2,538      3,251

   6      6,428       100,000    100,000    100,000           3,307      4,149      5,183          2,507      3,348      4,382
   7      7,694       100,000    100,000    100,000           3,775      4,893      6,325          3,054      4,173      5,605
   8      9,024       100,000    100,000    100,000           4,217      5,652      7,569          3,577      5,012      6,928
   9     10,420       100,000    100,000    100,000           4,632      6,425      8,920          4,072      5,864      8,360
  10     11,886       100,000    100,000    100,000           5,019      7,208     10,390          4,538      6,727      9,909

  11     13,425       100,000    100,000    100,000           5,373      8,000     11,987          4,973      7,599     11,587
  12     15,042       100,000    100,000    100,000           5,697      8,802     13,726          5,377      8,482     13,406
  13     16,739       100,000    100,000    100,000           5,988      9,612     15,621          5,748      9,372     15,381
  14     18,521       100,000    100,000    100,000           6,244     10,428     17,686          6,084     10,268     17,526
  15     20,392       100,000    100,000    100,000           6,463     11,249     19,938          6,383     11,169     19,858

  16     22,356       100,000    100,000    100,000           6,640     12,069     22,393          6,640     12,069     22,393
  17     24,419       100,000    100,000    100,000           6,771     12,884     25,071          6,771     12,884     25,071
  18     26,585       100,000    100,000    100,000           6,850     13,690     27,994          6,850     13,690     27,994
  19     28,859       100,000    100,000    100,000           6,871     14,478     31,184          6,871     14,478     31,184
  20     31,247       100,000    100,000    100,000           6,828     15,245     34,670          6,828     15,245     34,670

age 60   45,102       100,000    100,000    100,000           5,432     18,505     57,874          5,432     18,505     57,874
age 65   62,785       100,000    100,000    117,083           1,050     19,767     95,969          1,050     19,767     95,969
-----------------------------------------------------------------------------------------------------------------------------------

(1) Assumes no policy loans or partial withdrawals have been made.
(2) Assumes a $900 premium is paid at the beginning of each policy year. Values will be different if premiums are paid in different amounts or with a different frequency.

THE ABOVE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND YOU SHOULD NOT CONSIDER THEM TO BE A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, POLICY VALUE AND CASH SURRENDER VALUE WOULD BE DIFFERENT FROM THOSE SHOWN IF RETURNS AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. WE CANNOT REPRESENT THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

KEY TERMS

THESE TERMS CAN HELP YOU UNDERSTAND DETAILS ABOUT YOUR POLICY.

ACCUMULATION UNIT: An accounting unit used to calculate the policy value of the subaccounts prior to the insured's death.

ATTAINED INSURANCE AGE: The insured's insurance age plus the number of policy anniversaries since the policy date. Attained insurance age changes only on a policy anniversary.

CASH SURRENDER VALUE: Proceeds received if you surrender the policy in full, or the amount payable if the insured's death occurs on or after the insured has attained insurance age 100. The cash surrender value equals the policy value minus indebtedness and any applicable surrender charges.

CLOSE OF BUSINESS: Closing time of the New York Stock Exchange, normally 3 p.m., Central time.

CODE: The Internal Revenue Code of 1986, as amended.

FIXED ACCOUNT: The general investment account of American Enterprise Life. The fixed account is made up of all of American Enterprise Life's assets other than those held in any separate account.

FIXED ACCOUNT VALUE: The portion of the policy value that you allocate to the fixed account, including indebtedness.

FUNDS: Mutual funds or portfolios, each with a different investment objective. (See "The Funds.") Each of the subaccounts of the variable account invests in a specific one of these funds.

AMERICAN ENTERPRISE LIFE: In this prospectus, "we," "us," "our" and "American Enterprise Life" refer to American Enterprise Life Insurance Company.

INDEBTEDNESS: All existing loans on the policy plus interest that has either been accrued or added to the policy loan.

INSURANCE AGE: The insured's age, based upon his or her last birthday on the policy date.

INSURED: The person whose life is insured by the policy.

MINIMUM MONTHLY PREMIUM: The premium required to keep the NLG in effect. We show the minimum monthly premium in your policy.

MONTHLY DATE: The same day each month as the policy date. If there is no monthly date in a calendar month, the monthly date is the first day of the next calendar month.

NET AMOUNT AT RISK: A portion of the death benefit, equal to the total current death benefit minus the policy value. This is the amount to which we apply cost of insurance rates in determining the monthly cost of insurance.

NET PREMIUM: The premium paid minus the premium expense charge.

NO LAPSE GUARANTEE (NLG): A feature of the policy guaranteeing that the policy will not lapse before the five policy years. The guarantee is in effect if you meet certain premium payment requirements.

OWNER: The entity(ies) to which, or individual(s) to whom, we issue the policy or to whom you subsequently transfer ownership. In the prospectus "you" and "your" refer to the owner.

POLICY ANNIVERSARY: The same day and month as the policy date each year the policy remains in force.

POLICY DATE: The date we issue the policy and from which we determine policy anniversaries, policy years and policy months.

POLICY VALUE: The sum of the fixed account value plus the variable account value.

PROCEEDS: The amount payable under the policy as follows:

- Upon death of the insured prior to the date the insured has attained insurance age 100, proceeds will be the death benefit in effect as of the date of the insured has death, minus any indebtedness.
- Upon the death of the insured on or after the insured has attained insurance age 100, proceeds will be the cash surrender value.
-    On surrender of the policy, the proceeds will be the cash surrender value.

PRO RATA BASIS: Allocation to the fixed account and each of the subaccounts. It is proportionate to the value (minus any indebtedness in the fixed account) that each bears to the policy value, minus indebtedness.

RISK CLASSIFICATION: A group of insureds that American Enterprise Life expects will have similar mortality experience.

Scheduled premium: A premium you select at the time of application, of a level amount, at a fixed interval of time.

SPECIFIED AMOUNT: An amount we use to determine the death benefit and the proceeds payable upon death of the insured prior to the insured's attained insurance age 100. We show the initial specified amount in your policy.

SUBACCOUNT(S): One or more of the investment divisions of the variable account, each of which invests in a particular fund.

SURRENDER CHARGE: A charge we assess against the policy value at the time of surrender, or if the policy lapses, during the first 15 years of the policy and for 15 years after an increase in coverage.

VALUATION DATE: A normal business day, Monday through Friday, on which the New York Stock Exchange is open. We set the value of each subaccount at the close of business on each valuation date.

VALUATION PERIOD: The interval commencing at the close of business on each valuation date and ending at the close of business on the next valuation date.

VARIABLE ACCOUNT: American Enterprise Variable Life Account consisting of subaccounts, each of which invests in a particular fund. The policy value in each subaccount depends on the performance of the particular fund.

VARIABLE ACCOUNT VALUE: The sum of the values that you allocate to the subaccounts of the variable account.

AMERICAN ENTERPRISE VARIABLE LIFE ACCOUNT - AMERICAN EXPRESS SIGNATURE VARIABLE UNIVERSAL LIFE INSURANCE(R)


ANNUAL FINANCIAL INFORMATION

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS
AMERICAN ENTERPRISE LIFE INSURANCE COMPANY


We have audited the individual statements of assets and liabilities of the segregated asset subaccounts of American Enterprise Variable Life Account - American Express Signature Variable Universal Life Insurance(R) (comprised of subaccounts VPBCA, VPBND, VPCPR, VPCMG, VPDEI, VPEXI, VPFIF, VPGRO, VPMGD, VPNDM, VPSCA, VACAP, VACDV, VAVAL, VAPGR, VATEC, VAUGH, VBCAS, VWTEG, VFGRI, VFMDC, VFOVS, VFRES, VFMSS, VFISC, VGCPG, VGCUS, VGGLI, VGINE, VJUDE, VLREQ, VLRIE, VMNDS, VMRES, VMUTS, VPGRI, VPIGR, VPINO, VRMCC, VRPRM, VWISC and VWUSC) as of December 31, 2001, and the related statements of operations and the statements of changes in net assets for the periods indicated therein. These financial statements are the responsibility of the management of American Enterprise Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits.


We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2001 with the affiliated and unaffiliated mutual fund managers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements referred to above present fairly, in all material respects, the individual financial position of the segregated asset subaccounts of American Enterprise Variable Life Account - American Express Signature Variable Universal Life Insurance(R) at December 31, 2001, and the individual results of their operations and the changes in their net assets for the periods indicated therein, in conformity with accounting principles generally accepted in the United States.


ERNST & YOUNG LLP




Minneapolis, Minnesota
March 22, 2002

STATEMENTS OF ASSETS AND LIABILITIES


                                                                                  SEGREGATED ASSET SUBACCOUNTS
                                                             ---------------------------------------------------------------------
DECEMBER 31, 2001                                               VPBCA       VPBND       VPCPR       VPCMG      VPDEI      VPEXI
ASSETS

Investments in shares of mutual funds and portfolios:
   at cost                                                   $    1,726   $  10,322   $     328   $  2,010   $     82   $    7,142
                                                             ---------------------------------------------------------------------
   at market value                                           $    1,611   $  10,281   $     272   $  2,010   $     82   $    7,009
Dividends receivable                                                 --          46          --          3         --           59
Accounts receivable from American Enterprise Life for
 contract purchase payments                                          --          10          --         --         --           --
Receivable from mutual funds and portfolios for share
 redemptions                                                         --          --          --         --         --           --
----------------------------------------------------------------------------------------------------------------------------------
Total assets                                                      1,611      10,337         272      2,013         82        7,068
==================================================================================================================================

LIABILITIES

Payable to American Enterprise Life for mortality and
 expense risk fee                                                     2           8          --          2         --            5
Payable to mutual funds and portfolios for investments
 purchased                                                           --          --          --         --         --           --
----------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                     2           8          --          2         --            5
----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Variable Life contracts in
 accumulation period                                         $    1,609   $  10,329   $     272   $  2,011   $     82   $    7,063
==================================================================================================================================
Accumulation units outstanding                                    2,138       9,662         399      1,950         81        8,056
==================================================================================================================================
Net asset value per accumulation unit                        $     0.75   $    1.07   $    0.68   $   1.03   $   1.01   $     0.88
==================================================================================================================================

                                                                                  SEGREGATED ASSET SUBACCOUNTS
                                                             ---------------------------------------------------------------------
DECEMBER 31, 2001 (CONTINUED)                                  VPFIF        VPGRO       VPMGD       VPNDM      VPSCA      VACAP
ASSETS

Investments in shares of mutual funds and portfolios:
   at cost                                                   $    1,262   $   2,984   $   2,868   $ 12,235   $  1,987   $   22,535
                                                             ---------------------------------------------------------------------
   at market value                                           $    1,265   $   2,966   $   2,923   $ 12,464   $  2,093   $   20,811
Dividends receivable                                                  6          --          --         --         --           --
Accounts receivable from American Enterprise Life for
 contract purchase payments                                          --          --          --         --         --           15
Receivable from mutual funds and portfolios for share
 redemptions                                                         --          --          --         --         --           14
----------------------------------------------------------------------------------------------------------------------------------
Total assets                                                      1,271       2,966       2,923     12,464      2,093       20,840
==================================================================================================================================

LIABILITIES

Payable to American Enterprise Life for mortality and
 expense risk fee                                                     1           2           3         10          1           14
Payable to mutual funds and portfolios for investments
 purchased                                                           --          --          --         --         --           15
----------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                     1           2           3         10          1           29
----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Variable Life contracts in
 accumulation period                                         $    1,270   $   2,964   $   2,920   $ 12,454   $  2,092   $   20,811
==================================================================================================================================
Accumulation units outstanding                                    1,164       5,309       3,406     16,416      2,109       30,135
==================================================================================================================================
Net asset value per accumulation unit                        $     1.09   $    0.56   $    0.86   $   0.76   $   0.99   $     0.69
==================================================================================================================================

See accompanying notes to financial statements.

                                       49

                                                                                  SEGREGATED ASSET SUBACCOUNTS
                                                             ---------------------------------------------------------------------
DECEMBER 31, 2001 (CONTINUED)                                  VACDV        VAVAL       VAPGR       VATEC      VAUGH      VBCAS
ASSETS

Investments in shares of mutual funds and portfolios:
   at cost                                                   $    8,573   $  13,406   $   3,701   $  5,646   $  2,473   $    1,553
                                                             ---------------------------------------------------------------------
   at market value                                           $    8,673   $  12,935   $   3,527   $  5,844   $  2,492   $    1,756
Dividends receivable                                                 --          --          --         --         --           --
Accounts receivable from American Enterprise Life for
 contract purchase payments                                          --          --          10         40         --           --
Receivable from mutual funds and portfolios for share
 redemptions                                                          6           9           3          4          2            1
----------------------------------------------------------------------------------------------------------------------------------
Total assets                                                      8,679      12,944       3,540      5,888      2,494        1,757
==================================================================================================================================

LIABILITIES

Payable to American Enterprise Life for mortality and
 expense risk fee                                                     6           9           3          4          2            1
Payable to mutual funds and portfolios for investments
 purchased                                                           --          --          10         40         --           --
----------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                     6           9          13         44          2            1
----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Variable Life contracts in
 accumulation period                                         $    8,673   $  12,935   $   3,527   $  5,844   $  2,492   $    1,756
==================================================================================================================================
Accumulation units outstanding                                    8,435      16,982       5,287     10,330      2,244        1,582
==================================================================================================================================
Net asset value per accumulation unit                        $     1.03   $    0.76   $    0.67   $   0.57   $   1.11   $     1.11
==================================================================================================================================

                                                                                  SEGREGATED ASSET SUBACCOUNTS
                                                             ---------------------------------------------------------------------

DECEMBER 31, 2001 (CONTINUED)                                  VWTEG        VFGRI       VFMDC       VFOVS      VFRES      VFMSS
ASSETS

Investments in shares of mutual funds and portfolios:
   at cost                                                   $    1,328   $  11,819   $  33,017   $  2,099   $  3,259   $    1,139
                                                             ---------------------------------------------------------------------
   at market value                                           $    1,416   $  11,779   $  34,462   $  1,992   $  3,409   $    1,160
Dividends receivable                                                 --          --          --         --         --           --
Accounts receivable from American Enterprise Life for
 contract purchase payments                                          --          --          50         --         --           --
Receivable from mutual funds and portfolios for share
 redemptions                                                          1           8          24          2          3            1
----------------------------------------------------------------------------------------------------------------------------------
Total assets                                                      1,417      11,787      34,536      1,994      3,412        1,161
==================================================================================================================================

LIABILITIES

Payable to American Enterprise Life for mortality and
 expense risk fee                                                     1           8          24          2          3            1
Payable to mutual funds and portfolios for investments
 purchased                                                           --          --          50         --         --           --
----------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                     1           8          74          2          3            1
----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Variable Life contracts in
 accumulation period                                         $    1,416   $  11,779   $  34,462   $  1,992   $  3,409   $    1,160
==================================================================================================================================
Accumulation units outstanding                                    1,713      14,721      26,860      3,399      2,843        1,017
==================================================================================================================================
Net asset value per accumulation unit                        $     0.83   $    0.80   $    1.28   $   0.59   $   1.20   $     1.14
==================================================================================================================================

See accompanying notes to financial statements.

                                       50

                                                                                  SEGREGATED ASSET SUBACCOUNTS
                                                             ---------------------------------------------------------------------
DECEMBER 31, 2001 (CONTINUED)                                  VFISC        VGCPG       VGCUS       VGGLI      VGINE       VJUDE
ASSETS

Investments in shares of mutual funds and portfolios:
   at cost                                                   $    1,132   $   6,156   $   1,849   $  1,286   $  1,799   $    2,585
                                                             ---------------------------------------------------------------------
   at market value                                           $    1,051   $   6,192   $   1,882   $  1,255   $  1,773   $    2,634
Dividends receivable                                                 --          --          --         --         --           --
Accounts receivable from American Enterprise Life for
 contract purchase payments                                          --          --          --         --         --           --
Receivable from mutual funds and portfolios for share
 redemptions                                                          1           5           1          1          1            2
----------------------------------------------------------------------------------------------------------------------------------
Total assets                                                      1,052       6,197       1,883      1,256      1,774        2,636
==================================================================================================================================

LIABILITIES

Payable to American Enterprise Life for mortality and
 expense risk fee                                                     1           5           1          1          1            2
Payable to mutual funds and portfolios for investments
 purchased                                                           --          --          --         --         --           --
----------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                     1           5           1          1          1            2
----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Variable Life contracts in
 accumulation period                                         $    1,051   $   6,192   $   1,882   $  1,255   $  1,773   $    2,634
==================================================================================================================================
Accumulation units outstanding                                    1,153       7,896       2,356      1,113      2,613        3,440
==================================================================================================================================
Net asset value per accumulation unit                        $     0.91   $    0.78   $    0.80   $   1.13   $   0.68   $     0.77
==================================================================================================================================

                                                                                  SEGREGATED ASSET SUBACCOUNTS
                                                             ---------------------------------------------------------------------
DECEMBER 31, 2001 (CONTINUED)                                  VLREQ        VLRIE       VMNDS       VMRES      VMUTS       VPGRI
ASSETS

Investments in shares of mutual funds and portfolios:
   at cost                                                   $      744   $      83   $  26,059   $  7,819   $ 12,976   $   11,287
                                                             ---------------------------------------------------------------------
   at market value                                           $      755   $      62   $  27,157   $  7,243   $ 11,919   $   11,382
Dividends receivable                                                 --          --          --         --         --           --
Accounts receivable from American Enterprise Life for
 contract purchase payments                                          --          --          46         --         10           10
Receivable from mutual funds and portfolios for share
 redemptions                                                          1          --          20          5          8            8
----------------------------------------------------------------------------------------------------------------------------------
Total assets                                                        756          62      27,223      7,248     11,937       11,400
==================================================================================================================================

LIABILITIES

Payable to American Enterprise Life for mortality and
 expense risk fee                                                     1          --          20          5          8            8
Payable to mutual funds and portfolios for investments
 purchased                                                           --          --          30         --         10           10
----------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                     1          --          50          5         18           18
----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Variable Life contracts in
 accumulation period                                         $      755   $      62   $  27,173   $  7,243   $ 11,919   $   11,382
==================================================================================================================================
Accumulation units outstanding                                      830          90      29,370     10,179     16,171       12,705
==================================================================================================================================
Net asset value per accumulation unit                        $     0.91   $    0.69   $    0.93   $   0.71   $   0.74   $     0.90
==================================================================================================================================

See accompanying notes to financial statements.

                                       51

                                                                                  SEGREGATED ASSET SUBACCOUNTS
                                                             ---------------------------------------------------------------------
DECEMBER 31, 2001 (CONTINUED)                                   VPIGR       VPINO       VRMCC       VRPRM      VWISC      VWUSC
ASSETS

Investments in shares of mutual funds and portfolios:
   at cost                                                   $    7,895   $  32,231   $   3,061   $  2,851   $  7,809   $      473
                                                             ---------------------------------------------------------------------
   at market value                                           $    7,436   $  32,674   $   3,363   $  2,779   $  7,036   $      507
Dividends receivable                                                 --          --          --         --         --           --
Accounts receivable from American Enterprise Life for
 contract purchase payments                                          --          --          15         --         30           --
Receivable from mutual funds and portfolios for share
 redemptions                                                          5          25           2          2          5           --
----------------------------------------------------------------------------------------------------------------------------------
Total assets                                                      7,441      32,699       3,380      2,781      7,071          507
==================================================================================================================================

LIABILITIES

Payable to American Enterprise Life for mortality and
 expense risk fee                                                     5          25           2          2          5           --
Payable to mutual funds and portfolios for investments
 purchased                                                           --          --          15         --         30           --
----------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                     5          25          17          2         35           --
----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Variable Life contracts in
 accumulation period                                         $    7,436   $  32,674   $   3,363   $  2,779   $  7,036   $      507
==================================================================================================================================
Accumulation units outstanding                                   11,310      75,192       2,208      1,764     13,766          570
==================================================================================================================================
Net asset value per accumulation unit                        $     0.66   $    0.43   $    1.52   $   1.58   $   0.51   $     0.89
==================================================================================================================================


See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS

                                                                                  SEGREGATED ASSET SUBACCOUNTS
                                                             ---------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2001                                   VPBCA        VPBND       VPCPR       VPCMG      VPDEI       VPEXI
INVESTMENT INCOME

Dividend income from mutual funds and portfolios             $        7   $     275   $       1   $     18   $      1   $      289
Variable account expenses                                             8          39           1          6         --           24
----------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                      (1)        236          --         12          1          265
==================================================================================================================================

REALIZED AND UNREALIZED GAIN (LOSS) ON  INVESTMENTS -- NET

Realized gain (loss) on sales of investments in mutual
 funds and portfolios:
   Proceeds from sales                                              103       1,729          52        464          1        1,350
   Cost of investments sold                                         119       1,729          67        464          1        1,412
----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sale of investments                     (16)         --         (15)        --         --          (62)
Distributions from capital gains                                     --          --          --         --         --           --
Net change in unrealized appreciation or depreciation of
 investments                                                       (107)        (42)        (16)        --          1         (123)
----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                     (123)        (42)        (31)        --          1         (185)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
 operations                                                  $     (124)  $     194   $     (31)  $     12   $      2   $       80
==================================================================================================================================

                                                                                  SEGREGATED ASSET SUBACCOUNTS
                                                             ---------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2001 (CONTINUED)                       VPFIF        VPGRO       VPMGD       VPNDM      VPSCA       VACAP
INVESTMENT INCOME

Dividend income from mutual funds and portfolios             $       28   $      --   $      23   $     21   $     --   $       --
Variable account expenses                                             5          12           8         55          9           72
----------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                      23         (12)         15        (34)        (9)         (72)
==================================================================================================================================

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET

Realized gain (loss) on sales of investments in mutual
 funds and portfolios:
   Proceeds from sales                                              428       1,502         407      6,467        287        4,740
   Cost of investments sold                                         422       1,785         419      7,096        307        5,232
----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sale of investments                       6        (283)        (12)      (629)       (20)        (492)
Distributions from capital gains                                     --          --          --         --         --        1,487
Net change in unrealized appreciation or depreciation of
 investments                                                          1           1          65        242        114       (1,699)
----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                        7        (282)         53       (387)        94         (704)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
 operations                                                  $       30   $    (294)  $      68   $   (421)  $     85   $     (776)
==================================================================================================================================

See accompanying notes to financial statements.

                                       53

                                                                                  SEGREGATED ASSET SUBACCOUNTS
                                                             ---------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2001 (CONTINUED)                       VACDV        VAVAL       VAPGR       VATEC     VAUGH        VBCAS
INVESTMENT INCOME

Dividend income from mutual funds and portfolios             $       --   $      16   $      --   $     --   $     27   $       --
Variable account expenses                                            32          43          14         20          7            6
----------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                     (32)        (27)        (14)       (20)        20           (6)
==================================================================================================================================

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET

Realized gain (loss) on sales of investments in mutual
 funds and portfolios:
   Proceeds from sales                                            2,194       1,671         356      2,515        799        1,038
   Cost of investments sold                                       2,245       1,787         414      3,096        792        1,120
----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sale of investments                     (51)       (116)        (58)      (581)         7          (82)
Distributions from capital gains                                     --         255          51        131         --            2
Net change in unrealized appreciation or depreciation of
 investments                                                        104        (464)       (164)       302         15          204
----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                       53        (325)       (171)      (148)        22          124
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
 operations                                                  $       21   $    (352)  $    (185)  $   (168)  $     42   $      118
==================================================================================================================================

                                                                                  SEGREGATED ASSET SUBACCOUNTS
                                                             ---------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2001 (CONTINUED)                        VWTEG       VFGRI       VFMDC       VFOVS      VFRES       VFMSS
INVESTMENT INCOME

Dividend income from mutual funds and portfolios             $       --   $      10   $      --   $      4   $     46   $        1
Variable account expenses                                             5          45         129          7         13            3
----------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                      (5)        (35)       (129)        (3)        33           (2)
==================================================================================================================================

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET

Realized gain (loss) on sales of investments in mutual
 funds and portfolios:
   Proceeds from sales                                              416       2,191       7,247        393        201           31
   Cost of investments sold                                         460       2,263       7,341        428        202           32
----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sale of investments                     (44)        (72)        (94)       (35)        (1)          (1)
Distributions from capital gains                                     --          32          --          5         --            6
Net change in unrealized appreciation or depreciation of
 investments                                                         99         (30)      1,344       (100)       147           16
----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                       55         (70)      1,250       (130)       146           21
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
 operations                                                  $       50   $    (105)  $   1,121   $   (133)  $    179   $       19
==================================================================================================================================

See accompanying notes to financial statements.

                                       54

                                                                                  SEGREGATED ASSET SUBACCOUNTS
                                                             ---------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2001 (CONTINUED)                        VFISC       VGCPG       VGCUS       VGGLI       VGINE        VJUDE
INVESTMENT INCOME

Dividend income from mutual funds and portfolios             $       30   $      10   $       9   $     47   $     26   $       11
Variable account expenses                                             8          26           3          7          8            7
----------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                      22         (16)          6         40         18            4
==================================================================================================================================

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET

Realized gain (loss) on sales of investments in mutual
 funds and portfolios:
   Proceeds from sales                                              214       2,937          54        583      1,161          876
   Cost of investments sold                                         244       3,252          55        584      1,309          915
----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sale of investments                     (30)       (315)         (1)        (1)      (148)         (39)
Distributions from capital gains                                     --          20          --         --          6           --
Net change in unrealized appreciation or depreciation of
 investments                                                        (79)         48          41        (18)       (18)          55
----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                     (109)       (247)         40        (19)      (160)          16
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
 operations                                                  $      (87)  $    (263)  $      46   $     21   $   (142)  $       20
==================================================================================================================================

                                                                                  SEGREGATED ASSET SUBACCOUNTS
                                                             ---------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2001 (CONTINUED)                        VLREQ       VLRIE       VMNDS       VMRES      VMUTS       VPGRI
INVESTMENT INCOME

Dividend income from mutual funds and portfolios             $        4   $      --   $      --   $     --   $     64   $       25
Variable account expenses                                             3          --         107         36         41           38
----------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                       1          --        (107)       (36)        23          (13)
==================================================================================================================================

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET

Realized gain (loss) on sales of investments in mutual
 funds and portfolios:
   Proceeds from sales                                              453           1       6,072      2,469      3,670        3,349
   Cost of investments sold                                         497           1       6,770      2,892      4,119        3,532
----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sale of investments                     (44)         --        (698)      (423)      (449)        (183)
Distributions from capital gains                                     --          --         205        312        168           19
Net change in unrealized appreciation or depreciation of
 investments                                                         21         (20)      1,124       (548)    (1,056)          90
----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                      (23)        (20)        631       (659)    (1,337)         (74)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
 operations                                                  $      (22)  $     (20)  $     524   $   (695)  $ (1,314)  $      (87)
==================================================================================================================================

See accompanying notes to financial statements.

                                       55

                                                                                  SEGREGATED ASSET SUBACCOUNTS
                                                             ---------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2001 (CONTINUED)                        VPIGR       VPINO       VRMCC       VRPRM      VWISC       VWUSC
INVESTMENT INCOME

Dividend income from mutual funds and portfolios             $        3   $      --   $      --   $     --   $     --   $       --
Variable account expenses                                            33          53           8         14         34            1
----------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                     (30)        (53)         (8)       (14)       (34)          (1)
==================================================================================================================================

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET

Realized gain (loss) on sales of investments in mutual
 funds and portfolios:
   Proceeds from sales                                            1,665       3,282       1,221        745      3,461          114
   Cost of investments sold                                       1,849       3,501       1,200        793      4,424          111
----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sale of investments                    (184)       (219)         21        (48)      (963)           3
Distributions from capital gains                                    127          --          46        373        911           --
Net change in unrealized appreciation or depreciation of
 investments                                                       (469)        458         304        (69)      (749)          32
----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                     (526)        239         371        256       (801)          35
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
 operations                                                  $     (556)  $     186   $     363   $    242   $   (835)  $       34
==================================================================================================================================

See accompanying notes to financial statements.

                                       56

                                                                                   SEGREGATED ASSET SUBACCOUNTS(1)
                                                              --------------------------------------------------------------------
PERIOD ENDED DECEMBER 31, 2000                                  VPBCA      VPBND       VPCPR        VPCMG        VPDEI      VPEXI
INVESTMENT INCOME

Dividend income from mutual funds and portfolios              $     --   $       1   $      18   $        1   $       --   $    13
Mortality and expense risk fee                                      --          --           1           --           --         1
----------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                     --           1          17            1           --        12
==================================================================================================================================

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET

Realized gain (loss) on sales of investments in mutual
 funds and portfolios:
   Proceeds from sales                                               2          --       1,008           --           --       671
   Cost of investments sold                                          2          --       1,105           --           --       701
----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                             --          --         (97)          --           --       (30)
Net change in unrealized appreciation or depreciation of
 investments                                                        (8)          1         (40)          (1)         (10)        2
----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                      (8)          1        (137)          --           (1)      (40)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
 operations                                                   $     (8)  $       2   $    (120)  $        1   $       (1)  $   (28)
==================================================================================================================================

                                                               SEGREGATED ASSET SUBACCOUNTS(1)
                                                              --------------------------------
PERIOD ENDED DECEMBER 31, 2000                                  VPFIF      VPGRO       VPMGD
INVESTMENT INCOME

Dividend income from mutual funds and portfolios              $      1   $      --   $       5
Mortality and expense risk fee                                      --          --          --
----------------------------------------------------------------------------------------------
Investment income (loss) -- net                                      1          --           5
==============================================================================================

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET

Realized gain (loss) on sales of investments in mutual
 funds and portfolios:
   Proceeds from sales                                              --          --          --
   Cost of investments sold                                         --          --          --
----------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                             --          --          --
Net change in unrealized appreciation or depreciation of
 investments                                                       (19)        (10)
----------------------------------------------------------------------------------------------
Net gain (loss) on investments                                       2         (19)        (10)
----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
 operations                                                   $      3   $     (19)  $      (5)
==============================================================================================

(1) For the period Jan. 12, 2000 (commencement of operations) to Dec. 31, 2000.

                                                                                   SEGREGATED ASSET SUBACCOUNTS(1)
                                                              --------------------------------------------------------------------
PERIOD ENDED DECEMBER 31, 2000 (CONTINUED)                      VPNDM      VPSCA       VACAP        VACDV        VAVAL      VAPGR
INVESTMENT INCOME

Dividend income from mutual funds and portfolios              $      5   $       2   $       3   $       --   $        3   $    --
Mortality and expense risk fee                                      --          --          --           --           --        --
----------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                      5           2           3           --            3        --
==================================================================================================================================

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET

Realized gain (loss) on sales of investments in mutual
 funds and portfolios:
   Proceeds from sales                                               2          --          20            1           --         2
   Cost of investments sold                                          2          --          22            1           --         2
----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                             --          --          (2)          --           --        --
Net change in unrealized appreciation or depreciation of
 investments                                                       (13)         (8)        (25)          (4)          (7)      (10)
----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                     (13)         (8)        (27)          (4)          (7)      (10)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
 operations                                                   $     (8)  $      (6)  $     (24)  $       (4)  $       (4)  $   (10)
==================================================================================================================================

                                                               SEGREGATED ASSET SUBACCOUNTS(1)
                                                              --------------------------------
PERIOD ENDED DECEMBER 31, 2000 (CONTINUED)                      VATEC      VAUGH       VBCAS
INVESTMENT INCOME

Dividend income from mutual funds and portfolios              $     --   $      --   $      --
Mortality and expense risk fee                                       1          --          --
----------------------------------------------------------------------------------------------
Investment income (loss) -- net                                     (1)         --          --
==============================================================================================

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET

Realized gain (loss) on sales of investments in mutual
 funds and portfolios:
   Proceeds from sales                                             485          --          12
   Cost of investments sold                                        502          --          12
----------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                            (17)         --          --
Net change in unrealized appreciation or depreciation of
 investments                                                      (104)          4          (1)
----------------------------------------------------------------------------------------------
Net gain (loss) on investments                                    (121)          4          (1)
----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
 operations                                                   $   (122)  $       4   $      (1)
==============================================================================================

(1) For the period Jan. 12, 2000 (commencement of operations) to Dec. 31, 2000.

See accompanying notes to financial statements.

                                                                                   SEGREGATED ASSET SUBACCOUNTS(1)
                                                              --------------------------------------------------------------------
PERIOD ENDED DECEMBER 31, 2000 (CONTINUED)                      VWTEG      VFGRI       VFMDC        VFOVS       VFRES       VFMSS
INVESTMENT INCOME

Dividend income from mutual funds and portfolios              $     --   $      --   $       9   $       --   $       --   $    --
Mortality and expense risk fee                                      --           2           3           --           --        --
----------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                     --          (2)          6           --           --        --
==================================================================================================================================

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET

Realized gain (loss) on sales of investments in mutual
 funds and portfolios:
   Proceeds from sales                                               1       1,039         363           --           --        --
   Cost of investments sold                                          1       1,034         359           --           --        --
----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                             --           5           4           --           --        --
Net change in unrealized appreciation or depreciation of
 investments                                                       (11)        (10)        101           (7)           3         5
----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                     (11)         (5)        105           (7)           3         5
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
 operations                                                   $    (11)  $      (7)  $     111   $       (7)  $        3   $     5
==================================================================================================================================

                                                               SEGREGATED ASSET SUBACCOUNTS(1)
                                                              --------------------------------
PERIOD ENDED DECEMBER 31, 2000 (CONTINUED)                      VFISC      VGCPG       VGCUS
INVESTMENT INCOME

Dividend income from mutual funds and portfolios              $     --   $       4   $       1
Mortality and expense risk fee                                      --          --          --
----------------------------------------------------------------------------------------------
Investment income (loss) -- net                                     --           4           1
==============================================================================================

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET

Realized gain (loss) on sales of investments in mutual
 funds and portfolios:
   Proceeds from sales                                              --           1           2
   Cost of investments sold                                         --           1           2
----------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                             --          --          --

Net change in unrealized appreciation or depreciation of
 investments                                                        (2)        (12)         (8)
----------------------------------------------------------------------------------------------
Net gain (loss) on investments                                      (2)        (12)         (8)
----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
 operations                                                   $     (2)  $      (8)  $      (7)
==============================================================================================

(1) For the period Jan. 12, 2000 (commencement of operations) to Dec. 31, 2000.

                                                                                   SEGREGATED ASSET SUBACCOUNTS(1)
                                                              --------------------------------------------------------------------
PERIOD ENDED DECEMBER 31, 2000 (CONTINUED)                      VGGLI      VGINE       VJUDE        VLREQ        VLRIE      VMNDS
INVESTMENT INCOME

Dividend income from mutual funds and portfolios              $     17   $       5   $      --   $        9   $        1   $    --
Mortality and expense risk fee                                      --          --          --           --           --         3
----------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                     17           5          --            9            1        (3)
==================================================================================================================================

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET

Realized gain (loss) on sales of investments in mutual
 funds and portfolios:
   Proceeds from sales                                              --          --           1           --           --     1,975
   Cost of investments sold                                         --          --           1           --           --     2,087
----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                             --          --          --           --           --      (112)
Net change in unrealized appreciation or depreciation of
 investments                                                       (13)         (8)         (6)         (10)          (1)      (26)
----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                     (13)         (8)         (6)         (10)          (1)     (138)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
 operations                                                   $      4   $      (3)  $      (6)  $       (1)  $       --   $  (141)
==================================================================================================================================

                                                               SEGREGATED ASSET SUBACCOUNTS(1)
                                                              --------------------------------
PERIOD ENDED DECEMBER 31, 2000 (CONTINUED)                      VMRES      VMUTS       VPGRI
INVESTMENT INCOME

Dividend income from mutual funds and portfolios              $     --   $      --   $      --
Mortality and expense risk fee                                       2          --           1
----------------------------------------------------------------------------------------------
Investment income (loss) -- net                                     (2)         --          (1)
==============================================================================================

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET

Realized gain (loss) on sales of investments in mutual
 funds and portfolios:
   Proceeds from sales                                           1,308          --         858
   Cost of investments sold                                      1,387          --         830
----------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                            (79)         --          28
Net change in unrealized appreciation or depreciation of
 investments                                                       (28)         (1)          5
----------------------------------------------------------------------------------------------
Net gain (loss) on investments                                    (107)         (1)         33
----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
 operations                                                   $   (109)  $      (1)  $      32
==============================================================================================

(1) For the period Jan. 12, 2000 (commencement of operations) to Dec. 31, 2000.

See accompanying notes to financial statements.

                                                                                   SEGREGATED ASSET SUBACCOUNTS(1)
                                                             ---------------------------------------------------------------------
PERIOD ENDED DECEMBER 31, 2000 (CONTINUED)                      VPIGR       VPINO       VRMCC       VRPRM      VWISC       VWUSC
INVESTMENT INCOME

Dividend income from mutual funds and portfolios             $       --   $      --   $       2   $      7   $     --   $       --
Mortality and expense risk fee                                       --          --          --         --         --           --
----------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                      --          --           2          7         --           --
==================================================================================================================================

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET

Realized gain (loss) on sales of investments in mutual
 funds and portfolios:
   Proceeds from sales                                              213          --          --         --         39           --
   Cost of investments sold                                         217          --          --         --         42           --
----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                              (4)         --          --         --         (3)          --
Net change in unrealized appreciation or depreciation of
 investments                                                         10         (15)         (2)        (3)       (24)           2
----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                        6         (15)         (2)        (3)       (27)           2
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
 operations                                                  $        6   $     (15)  $      --   $      4   $    (27)  $        2
==================================================================================================================================

(1) For the period Jan. 12, 2000 (commencement of operations) to Dec. 31, 2000.

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                  SEGREGATED ASSET SUBACCOUNTS
                                                           ----------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2001                                  VPBCA       VPBND       VPCPR        VPCMG       VPDEI        VPEXI
OPERATIONS

Investment income (loss) -- net                            $     (1)  $     236    $     --     $     12     $     1     $    265
Net realized gain (loss) on sale of investments                 (16)         --         (15)          --          --          (62)
Distributions from capital gains                                 --          --          --           --          --           --
Net change in unrealized appreciation or depreciation
 of investments                                                (107)        (42)        (16)          --           1         (123)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
 operations                                                    (124)        194         (31)          12           2           80
=================================================================================================================================

CONTRACT TRANSACTIONS

Contract purchase payments                                    1,761      12,131         205        2,939          --        6,356
Net transfers(1)                                                 --           1          --           35          (1)       1,323
Policy charges                                                 (100)     (1,989)        (55)        (905)         --       (1,143)
Contract terminations:
   Surrender benefits                                            --         (92)         --         (152)         --          (14)
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions                1,661      10,051         150        1,917          (1)       6,522
---------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                                  72          84         153           82          81          461
---------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                  $  1,609   $  10,329    $    272     $  2,011     $    82     $  7,063
=================================================================================================================================

ACCUMULATION UNIT ACTIVITY

Units outstanding at beginning of year                           79          84         183           82          81          548
Contract purchase payments                                    2,191      11,549         295        2,864          --        7,339
Net transfers(1)                                                 --           1          --           35          --        1,502
Policy charges                                                 (132)     (1,886)        (79)        (883)         --       (1,316)
Contract terminations:
   Surrender benefits                                            --         (86)         --         (148)         --          (17)
---------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                              2,138       9,662         399        1,950          81        8,056
=================================================================================================================================


(1) Includes transfer activity from (to) other subaccounts and transfers from
    (to) American Enterprise Life's fixed account.


See accompanying notes to financial statements.

                                                                                 SEGREGATED ASSET SUBACCOUNTS
                                                           ----------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2001 (CONTINUED)                      VPFIF       VPGRO       VPMGD        VPNDM       VPSCA        VACAP
OPERATIONS

Investment income (loss) -- net                            $     23   $     (12)   $     15     $    (34)    $    (9)    $    (72)
Net realized gain (loss) on sale of investments                   6        (283)        (12)        (629)        (20)        (492)
Distributions from capital gains                                 --          --          --           --          --        1,487
Net change in unrealized appreciation or depreciation
 of investments                                                   1           1          65          242         114       (1,699)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
 operations                                                      30        (294)         68         (421)         85         (776)
=================================================================================================================================

CONTRACT TRANSACTIONS

Contract purchase payments                                    1,401       4,106       3,328       14,472       2,240       27,970
Net transfers(1)                                                 --         (18)         --           (5)         --           (6)
Policy charges                                                 (346)       (831)       (543)      (1,585)       (296)      (6,333)
Contract terminations:
   Surrender benefits                                            --         (61)        (10)         (79)        (13)        (244)
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions                1,055       3,196       2,775       12,803       1,931       21,387
---------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                                 185          62          77           72          76          200
---------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                  $  1,270   $   2,964    $  2,920     $ 12,454     $ 2,092     $ 20,811
=================================================================================================================================

ACCUMULATION UNIT ACTIVITY

Units outstanding at beginning of year                          179          76          79           78          71          219
Contract purchase payments                                    1,306       6,772       3,967       18,501       2,363       39,333
Net transfers(1)                                                 --         (31)         --           (6)         --           (9)
Transfers for policy loans                                       --          --          --           --          --           --
Policy charges                                                 (321)     (1,398)       (628)      (2,052)       (311)      (9,032)
Contract terminations:
   Surrender benefits                                            --        (110)        (12)        (105)        (14)        (376)
---------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                              1,164       5,309       3,406       16,416       2,109       30,135
=================================================================================================================================


(1) Includes transfer activity from (to) other subaccounts and transfers from
    (to) American Enterprise Life's fixed account.


See accompanying notes to financial statements.

                                                                                  SEGREGATED ASSET SUBACCOUNTS
                                                           ----------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2001 (CONTINUED)                      VACDV       VAVAL       VAPGR        VATEC       VAUGH        VBCAS
OPERATIONS

Investment income (loss) -- net                            $    (32)  $     (27)   $    (14)    $    (20)    $    20     $     (6)
Net realized gain (loss) on sale of investments                 (51)       (116)        (58)        (581)          7          (82)
Distributions from capital gains                                 --         255          51          131          --            2
Net change in unrealized appreciation or depreciation
 of investments                                                 104        (464)       (164)         302          15          204
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
 operations                                                      21        (352)       (185)        (168)         42          118
=================================================================================================================================

CONTRACT TRANSACTIONS

Contract purchase payments                                   11,611      14,997       4,438        7,160       3,209        1,947
Net transfers(1)                                                 --           1          --           (4)         --          (18)
Policy charges                                               (2,824)     (1,824)       (795)      (1,604)       (945)        (390)
Contract terminations:
   Surrender benefits                                          (211)        (13)         --          (46)         --          (16)
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions                8,576      13,161       3,643        5,506       2,264        1,523
---------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                                  76         126          69          506         186          115
---------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                  $  8,673   $  12,935    $  3,527     $  5,844     $ 2,492     $  1,756
=================================================================================================================================

ACCUMULATION UNIT ACTIVITY

Units outstanding at beginning of year                           67         143          84          666         178          115
Contract purchase payments                                   11,397      19,225       6,396       12,538       2,932        1,869
Net transfers(1)                                                 --           1          --           (6)         --           (4)
Policy charges                                               (2,803)     (2,369)     (1,193)      (2,785)       (866)        (382)
Contract terminations:
   Surrender benefits                                          (226)        (18)         --          (83)         --          (16)
---------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                              8,435      16,982       5,287       10,330       2,244        1,582
=================================================================================================================================



(1) Includes transfer activity from (to) other subaccounts and transfers from
    (to) American Enterprise Life's fixed account.


See accompanying notes to financial statements.

                                                                                 SEGREGATED ASSET SUBACCOUNTS
                                                           ----------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2001 (CONTINUED)                      VWTEG       VFGRI       VFMDC        VFOVS       VFRES        VFMSS
OPERATIONS

Investment income (loss) -- net                            $     (5)  $     (35)   $   (129)    $     (3)    $    33     $     (2)
Net realized gain (loss) on sale of investments                 (44)        (72)        (94)         (35)         (1)          (1)
Distributions from capital gains                                 --          32          --            5          --            6
Net change in unrealized appreciation or depreciation
 of investments                                                  99         (30)      1,344         (100)        147           16
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
 operations                                                      50        (105)      1,121         (133)        179           19
=================================================================================================================================

CONTRACT TRANSACTIONS

Contract purchase payments                                    1,648      10,649      36,971        2,549       3,706        1,127
Net transfers(1)                                                 --       1,982       2,634           --          29           --
Policy charges                                                 (351)     (1,201)     (8,259)        (462)       (575)         (72)
Contract terminations:
   Surrender benefits                                            --         (93)       (718)         (36)        (14)          --
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions                1,297      11,337      30,628        2,051       3,146        1,055
---------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                                  69         547       2,713           74          84           86
---------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                  $  1,416   $  11,779    $ 34,462     $  1,992     $ 3,409     $  1,160
=================================================================================================================================

ACCUMULATION UNIT ACTIVITY

Units outstanding at beginning of year                           69         616       2,025           99          75           80
Contract purchase payments                                    2,091      13,280      30,011        4,133       3,255        1,002
Net transfers(1)                                                 --       1,925       2,133           --          26           --
Policy charges                                                 (447)       (984)     (6,722)        (774)       (500)         (65)
Contract terminations:
   Surrender benefits                                            --        (116)       (587)         (59)        (13)          --
---------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                              1,713      14,721      26,860        3,399       2,843        1,017
=================================================================================================================================


(1) Includes transfer activity from (to) other subaccounts and transfers from
    (to) American Enterprise Life's fixed account.


See accompanying notes to financial statements.

                                                                                  SEGREGATED ASSET SUBACCOUNTS
                                                           ----------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2001 (CONTINUED)                      VFISC       VGCPG       VGCUS        VGGLI       VGINE        VJUDE
OPERATIONS

Investment income (loss) -- net                            $     22   $     (16)   $      6     $     40     $    18     $      4
Net realized gain (loss) on sale of investments                 (30)       (315)         (1)          (1)       (148)         (39)
Distributions from capital gains                                 --          20          --           --           6           --
Net change in unrealized appreciation or depreciation
 of investments                                                 (79)         48          41          (18)        (18)          55
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
 operations                                                     (87)       (263)         46           21        (142)          20
=================================================================================================================================

CONTRACT TRANSACTIONS

Contract purchase payments                                    1,274       7,339       1,828        1,458       1,967        3,219
Net transfers(1)                                                 --          --          --           --          --            2
Policy charges                                                 (215)       (944)        (65)        (410)       (130)        (526)
Contract terminations:
   Surrender benefits                                            --         (13)         --           --          --         (155)
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions                1,059       6,382       1,763        1,048       1,837        2,540
---------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                                  79          73          73          186          78           74
---------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                  $  1,051   $   6,192    $  1,882     $  1,255     $ 1,773     $  2,634
=================================================================================================================================

ACCUMULATION UNIT ACTIVITY

Units outstanding at beginning of year                           84          79          80          171          89           84
Contract purchase payments                                    1,296       9,015       2,359        1,308       2,707        4,245
Net transfers(1)                                                 --          --          --           --          --            2
Policy charges                                                 (227)     (1,181)        (83)        (366)       (183)        (681)
Contract terminations:
   Surrender benefits                                            --         (17)         --           --          --         (210)
---------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                              1,153       7,896       2,356        1,113       2,613        3,440
=================================================================================================================================


(1) Includes transfer activity from (to) other subaccounts and transfers from
    (to) American Enterprise Life's fixed account.


See accompanying notes to financial statements.

                                                                                SEGREGATED ASSET SUBACCOUNTS
                                                           ----------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2001 (CONTINUED)                      VLREQ       VLRIE       VMNDS        VMRES       VMUTS        VPGRI
OPERATIONS

Investment income (loss) -- net                            $      1   $      --    $   (107)    $    (36)    $    23     $    (13)
Net realized gain (loss) on sale of investments                 (44)         --        (698)        (423)       (449)        (183)
Distributions from capital gains                                 --          --         205          312         168           19
Net change in unrealized appreciation or depreciation
 of investments                                                  21         (20)      1,124         (548)     (1,056)          90
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
 operations                                                     (22)        (20)        524         (695)     (1,314)         (87)
=================================================================================================================================

CONTRACT TRANSACTIONS

Contract purchase payments                                      857          --      28,985        5,975      15,929       13,463
Net transfers(1)                                                 --          --       2,627        2,643          35            7
Policy charges                                                 (160)         --      (5,907)      (1,330)     (2,691)      (1,804)
Contract terminations:
   Surrender benefits                                            --          --        (214)         (30)       (142)        (355)
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions                  697          --      25,491        7,258      13,131       11,311
---------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                                  80          82       1,158          680         102          158
---------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                  $    755   $      62    $ 27,173     $  7,243     $11,919     $ 11,382
=================================================================================================================================

ACCUMULATION UNIT ACTIVITY

Units outstanding at beginning of year                           81          90       1,178          745         104          163
Contract purchase payments                                      922          --      32,339        7,973      19,607       14,953
Net transfers(1)                                                 --          --       2,820        3,338          48            8
Policy charges                                                 (173)         --      (6,699)      (1,834)     (3,398)      (2,011)
Contract terminations:
   Surrender benefits                                            --          --        (268)         (43)       (190)        (408)
---------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                                830          90      29,370       10,179      16,171       12,705
=================================================================================================================================



(1) Includes transfer activity from (to) other subaccounts and transfers from
    (to) American Enterprise Life's fixed account.


See accompanying notes to financial statements.

                                                                                  SEGREGATED ASSET SUBACCOUNTS
                                                           ----------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2001 (CONTINUED)                      VPIGR       VPINO       VRMCC        VRPRM       VWISC        VWUSC
OPERATIONS

Investment income (loss) -- net                            $    (30)  $     (53)   $     (8)    $    (14)    $   (34)    $     (1)
Net realized gain (loss) on sale of investments                (184)       (219)         21          (48)       (963)           3
Distributions from capital gains                                127          --          46          373         911           --
Net change in unrealized appreciation or depreciation
 of investments                                                (469)        458         304          (69)       (749)          32
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
 operations                                                    (556)        186         363          242        (835)          34
=================================================================================================================================

CONTRACT TRANSACTIONS

Contract purchase payments                                    6,707      34,864       4,352        3,065      10,024          571
Net transfers(1)                                              1,966           1         (13)          --           1           --
Policy charges                                               (1,150)     (2,454)     (1,127)        (586)     (2,386)        (168)
Contract terminations:
   Surrender benefits                                           (30)        (18)       (331)         (27)        (50)         (13)
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions                7,493      32,393       2,881        2,452       7,589          390
---------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                                 499          95         119           85         282           83
---------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                  $  7,436   $  32,674    $  3,363     $  2,779     $ 7,036     $    507
=================================================================================================================================

ACCUMULATION UNIT ACTIVITY

Units outstanding at beginning of year                          597         156         101           65         431          103
Contract purchase payments                                    9,751      80,723       3,171        2,134      17,762          684
Net transfers(1)                                              2,714           3          (9)          --           2           --
Policy charges                                               (1,705)     (5,649)       (809)        (415)     (4,328)        (200)
Contract terminations:
   Surrender benefits                                           (47)        (41)       (246)         (20)       (101)         (17)
---------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                             11,310      75,192       2,208        1,764      13,766          570
=================================================================================================================================


(1) Includes transfer activity from (to) other subaccounts and transfers from
    (to) American Enterprise Life's fixed account.


See accompanying notes to financial statements.

                                                                                  SEGREGATED ASSET SUBACCOUNTS(1)
                                                           ----------------------------------------------------------------------
PERIOD ENDED DECEMBER 31, 2000                                VPBCA       VPBND       VPCPR        VPCMG       VPDEI        VPEXI
OPERATIONS

Investment income (loss) -- net                            $     --   $       1    $     17     $      1     $    --     $     12
Net realized gain (loss) on investments                          --          --         (97)          --          --          (30)
Net change in unrealized appreciation or depreciation
 of investments                                                  (8)          1         (40)          --          (1)         (10)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
 operations                                                      (8)          2        (120)           1          (1)         (28)
=================================================================================================================================

CONTRACT TRANSACTIONS

Contract purchase payments                                       80          82         283           81          82          231
Net transfers(2)                                                 --          --          --           --          --          282
Policy charges                                                   --          --         (10)          --          --          (24)
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions                   80          82         273           81          82          489
---------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                                  --          --          --           --          --           --
---------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                  $     72   $      84    $    153     $     82     $    81     $    461
=================================================================================================================================

ACCUMULATION UNIT ACTIVITY

Units outstanding at beginning of year                           --          --          --           --          --           --
Contract purchase payments                                       79          84         189           82          81          243
Net transfers(2)                                                 --          --          --           --          --          331
Policy charges                                                   --          --          (6)          --          --          (26)
---------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                                 79          84         183           82          81          548
=================================================================================================================================

                                                            SEGREGATED ASSET SUBACCOUNTS(1)
                                                           --------------------------------
PERIOD ENDED DECEMBER 31, 2000                               VPFIF       VPGRO        VPMGD
OPERATIONS

Investment income (loss) -- net                            $      1   $      --    $      5
Net realized gain (loss) on investments                          --          --          --
Net change in unrealized appreciation or depreciation
 of investments                                                   2         (19)        (10)
-------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
 operations                                                       3         (19)         (5)
===========================================================================================

CONTRACT TRANSACTIONS

Contract purchase payments                                      196          81          82
Net transfers(2)                                                 --          --          --
Policy charges                                                  (14)         --          --
-------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions                  182          81          82
-------------------------------------------------------------------------------------------
Net assets at beginning of year                                  --          --          --
-------------------------------------------------------------------------------------------
Net assets at end of year                                  $    185   $      62    $     77
===========================================================================================

ACCUMULATION UNIT ACTIVITY

Units outstanding at beginning of year                           --          --          --
Contract purchase payments                                      193          76          79
Net transfers(2)                                                 --          --          --
Policy charges                                                  (14)         --          --
-------------------------------------------------------------------------------------------
Units outstanding at end of year                                179          76          79
===========================================================================================

(1) For the period Jan. 12, 2000 (commencement of operations) to Dec. 31, 2000.


(2) Includes transfer activity from (to) other subaccounts and transfers from
    (to) American Enterprise Life's fixed account.


See accompanying notes to financial statements.

                                                                                   SEGREGATED ASSET SUBACCOUNTS(1)
                                                           ----------------------------------------------------------------------
PERIOD ENDED DECEMBER 31, 2000 (CONTINUED)                    VPNDM       VPSCA       VACAP        VACDV       VAVAL        VAPGR
OPERATIONS

Investment income (loss) -- net                            $      5   $       2    $      3     $     --     $     3     $     --
Net realized gain (loss) on investments                          --          --          (2)          --          --           --
Net change in unrealized appreciation or depreciation
 of investments                                                 (13)         (8)        (25)          (4)         (7)         (10)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
 operations                                                      (8)         (6)        (24)          (4)         (4)         (10)
=================================================================================================================================

CONTRACT TRANSACTIONS

Contract purchase payments                                       80          82         268           80         137           79
Net transfers(2)                                                 --          --          --           --          --           --
Policy charges                                                   --          --         (44)          --          (7)          --
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions                   80          82         224           80         130           79
---------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                                  --          --          --           --          --           --
---------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                  $     72   $      76    $    200     $     76     $   126     $     69
=================================================================================================================================

ACCUMULATION UNIT ACTIVITY

Units outstanding at beginning of year                           --          --          --           --          --           --
Contract purchase payments                                       78          71         262           67         151           84
Net transfers(2)                                                 --          --          --           --          --           --
Policy charges                                                   --          --         (43)          --          (8)          --
---------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                                 78          71         219           67         143           84
=================================================================================================================================

                                                            SEGREGATED ASSET SUBACCOUNTS(1)
                                                           --------------------------------
PERIOD ENDED DECEMBER 31, 2000 (CONTINUED)                   VATEC       VAUGH       VBCAS
OPERATIONS

Investment income (loss) -- net                            $     (1)  $      --    $     --
Net realized gain (loss) on investments                         (17)         --          --
Net change in unrealized appreciation or depreciation
 of investments                                                (104)          4          (1)
-------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
 operations                                                    (122)          4          (1)
===========================================================================================

CONTRACT TRANSACTIONS

Contract purchase payments                                      767         196         134
Net transfers(2)                                                 --          --          --
Policy charges                                                 (139)        (14)        (18)
-------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions                  628         182         116
-------------------------------------------------------------------------------------------
Net assets at beginning of year                                  --          --          --
-------------------------------------------------------------------------------------------
Net assets at end of year                                  $    506   $     186    $    115
===========================================================================================

ACCUMULATION UNIT ACTIVITY

Units outstanding at beginning of year                           --          --          --
Contract purchase payments                                      826         192         133
Net transfers(2)                                                 --          --          --
Policy charges                                                 (160)        (14)        (18)
-------------------------------------------------------------------------------------------
Units outstanding at end of year                                666         178         115
===========================================================================================

(1) For the period Jan. 12, 2000 (commencement of operations) to Dec. 31, 2000.


(2) Includes transfer activity from (to) other subaccounts and transfers from
    (to) American Enterprise Life's fixed account.


See accompanying notes to financial statements.

                                                                              SEGREGATED ASSET SUBACCOUNTS(1)
                                                     ----------------------------------------------------------------------------
PERIOD ENDED DECEMBER 31, 2000 (CONTINUED)                    VWTEG       VFGRI       VFMDC        VFOVS       VFRES        VFMSS
OPERATIONS

Investment income (loss) -- net                            $     --   $      (2)   $      6     $     --     $    --     $     --
Net realized gain (loss) on investments                          --           5           4           --          --           --
Net change in unrealized appreciation or depreciation
 of investments                                                 (11)        (10)        101           (7)          3            5
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
 operations                                                     (11)         (7)        111           (7)          3            5
=================================================================================================================================

CONTRACT TRANSACTIONS

Contract purchase payments                                       80         145       2,330           81          81           81
Net transfers(2)                                                 --         427         571           --          --           --
Policy charges                                                   --         (18)       (299)          --          --           --
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions                   80         554       2,602           81          81           81
---------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                                  --          --          --           --          --           --
---------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                  $     69   $     547    $  2,713     $     74     $    84     $     86
=================================================================================================================================

ACCUMULATION UNIT ACTIVITY

Units outstanding at beginning of year                           --          --          --           --          --           --
Contract purchase payments                                       69         166       1,821           99          75           80
Net transfers(2)                                                 --         471         434           --          --           --
Policy charges                                                   --         (21)       (230)          --          --           --
---------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                                 69         616       2,025           99          75           80
=================================================================================================================================

                                                            SEGREGATED ASSET SUBACCOUNTS(1)
                                                           --------------------------------
PERIOD ENDED DECEMBER 31, 2000 (CONTINUED)                    VFISC       VGCPG       VGCUS
OPERATIONS

Investment income (loss) -- net                            $     --   $       4    $      1
Net realized gain (loss) on investments                          --          --          --
Net change in unrealized appreciation or depreciation
 of investments                                                  (2)        (12)         (8)
-------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
 operations                                                      (2)         (8)         (7)
===========================================================================================

CONTRACT TRANSACTIONS

Contract purchase payments                                       81          81          80
Net transfers(2)                                                 --          --          --
Policy charges                                                   --          --          --
-------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions                   81          81          80
-------------------------------------------------------------------------------------------
Net assets at beginning of year                                  --          --          --
-------------------------------------------------------------------------------------------
Net assets at end of year                                  $     79   $      73    $     73
===========================================================================================

ACCUMULATION UNIT ACTIVITY

Units outstanding at beginning of year                           --          --          --
Contract purchase payments                                       84          79          80
Net transfers(2)                                                 --          --          --
Policy charges                                                   --          --          --
-------------------------------------------------------------------------------------------
Units outstanding at end of year                                 84          79          80
===========================================================================================

(1) For the period Jan. 12, 2000 (commencement of operations) to Dec. 31, 2000.


(2) Includes transfer activity from (to) other subaccounts and transfers from
    (to) American Enterprise Life's fixed account.


See accompanying notes to financial statements.

                                                                                SEGREGATED ASSET SUBACCOUNTS(1)
                                                           ----------------------------------------------------------------------
PERIOD ENDED DECEMBER 31, 2000 (CONTINUED)                    VGGLI       VGINE       VJUDE        VLREQ       VLRIE        VMNDS
OPERATIONS

Investment income (loss) -- net                            $     17   $       5    $     --     $      9     $     1     $     (3)
Net realized gain (loss) on investments                          --          --          --           --          --         (112)
Net change in unrealized appreciation or depreciation
 of investments                                                 (13)         (8)         (6)         (10)         (1)         (26)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
 operations                                                       4          (3)         (6)          (1)         --         (141)
=================================================================================================================================

CONTRACT TRANSACTIONS

Contract purchase payments                                      196          81          80           81          82          838
Net transfers(2)                                                 --          --          --           --          --          608
Policy charges                                                  (14)         --          --           --          --         (147)
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions                  182          81          80           81          82        1,299
---------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                                  --          --          --           --          --           --
---------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                  $    186   $      78    $     74     $     80     $    82     $  1,158
=================================================================================================================================

ACCUMULATION UNIT ACTIVITY

Units outstanding at beginning of year                           --          --          --           --          --           --
Contract purchase payments                                      184          89          84           81          90          760
Net transfers(2)                                                 --          --          --           --          --          576
Policy charges                                                  (13)         --          --           --          --         (158)
---------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                                171          89          84           81          90        1,178
=================================================================================================================================

                                                            SEGREGATED ASSET SUBACCOUNTS(1)
                                                           --------------------------------
PERIOD ENDED DECEMBER 31, 2000 (CONTINUED)                    VMRES       VMUTS       VPGRI
OPERATIONS

Investment income (loss) -- net                            $     (2)  $      --    $     (1)
Net realized gain (loss) on investments                         (79)         --          28
Net change in unrealized appreciation or depreciation
 of investments                                                 (28)         (1)          5
-------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
 operations                                                    (109)         (1)         32
===========================================================================================

CONTRACT TRANSACTIONS

Contract purchase payments                                      252         106         128
Net transfers(2)                                                563          --          --
Policy charges                                                  (26)         (3)         (2)
-------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions                  789         103         126
-------------------------------------------------------------------------------------------
Net assets at beginning of year                                  --          --          --
-------------------------------------------------------------------------------------------
Net assets at end of year                                  $    680   $     102    $    158
===========================================================================================

ACCUMULATION UNIT ACTIVITY

Units outstanding at beginning of year                           --          --          --
Contract purchase payments                                      172         107         167
Net transfers(2)                                                598          --          --
Policy charges                                                  (25)         (3)         (4)
-------------------------------------------------------------------------------------------
Units outstanding at end of year                                745         104         163
===========================================================================================

(1) For the period Jan. 12, 2000 (commencement of operations) to Dec. 31, 2000.


(2) Includes transfer activity from (to) other subaccounts and transfers from
    (to) American Enterprise Life's fixed account.


See accompanying notes to financial statements.

                                                                                 SEGREGATED ASSET SUBACCOUNTS(1)
                                                           ----------------------------------------------------------------------
PERIOD ENDED DECEMBER 31, 2000 (CONTINUED)                    VPIGR       VPINO       VRMCC        VRPRM       VWISC        VWUSC
OPERATIONS

Investment income (loss) -- net                            $     --   $      --    $      2     $      7     $    --     $     --
Net realized gain (loss) on investments                          (4)         --          --           --          (3)          --
Net change in unrealized appreciation or depreciation
 of investments                                                  10         (15)         (2)          (3)        (24)           2
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
 operations                                                       6         (15)         --            4         (27)           2
=================================================================================================================================

CONTRACT TRANSACTIONS

Contract purchase payments                                       81         114         124           81         398           81
Net transfers(2)                                                426          --          --           --          --           --
Policy charges                                                  (14)         (4)         (5)          --         (89)          --
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions                  493         110         119           81         309           81
---------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                                  --          --          --           --          --           --
---------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                  $    499   $      95    $    119     $     85     $   282     $     83
=================================================================================================================================

ACCUMULATION UNIT ACTIVITY

Units outstanding at beginning of year                           --          --          --           --          --           --
Contract purchase payments                                       95         163         106           65         553          103
Net transfers(2)                                                519          --          --           --          --           --
Policy charges                                                  (17)         (7)         (5)          --        (122)          --
---------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                                597         156         101           65         431          103
=================================================================================================================================

(1) For the period Jan. 12, 2000 (commencement of operations) to Dec. 31, 2000.


(2) Includes transfer activity from (to) other subaccounts and transfers from
    (to) American Enterprise Life's fixed account.


See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

American Enterprise Variable Life Account (the Account) was established under Indiana law on July 15, 1987 and the subaccounts are registered together as a single unit investment trust of American Enterprise Life Insurance Company (American Enterprise Life) under the Investment Company Act of 1940, as amended (the 1940 Act). Operations of the Account commenced on Feb. 21, 1995.


The Account is comprised of various subaccounts. Each subaccount invests exclusively in shares of the following mutual funds or portfolios (collectively, the Funds), which are registered under the 1940 Act as open-end management investment companies and have the following investment managers.



SUBACCOUNT     INVESTS EXCLUSIVELY IN SHARES OF                            INVESTMENT MANAGER
-------------------------------------------------------------------------------------------------------------------------------
VPBCA          AXP(R) Variable Portfolio - Blue Chip Advantage Fund        IDS Life Insurance Company(1)
VPBND          AXP(R) Variable Portfolio - Bond Fund                       IDS Life Insurance Company(1)
VPCPR          AXP(R) Variable Portfolio - Capital Resource Fund           IDS Life Insurance Company(1)
VPCMG          AXP(R) Variable Portfolio - Cash Management Fund            IDS Life Insurance Company(1)
VPDEI          AXP(R) Variable Portfolio - Diversified Equity Income Fund  IDS Life Insurance Company(1)
VPEXI          AXP(R) Variable Portfolio - Extra Income Fund               IDS Life Insurance Company(1)
VPFIF          AXP(R) Variable Portfolio - Federal Income Fund             IDS Life Insurance Company(1)
VPGRO          AXP(R) Variable Portfolio - Growth Fund                     IDS Life Insurance Company(1)
VPMGD          AXP(R) Variable Portfolio - Managed Fund                    IDS Life Insurance Company(1)
VPNDM          AXP(R) Variable Portfolio - NEW DIMENSIONS FUND(R)          IDS Life Insurance Company(1)
VPSCA          AXP(R) Variable Portfolio - Small Cap Advantage Fund        IDS Life Insurance Company(2)
VACAP          AIM V.I. Capital Appreciation Fund, Series I                A I M Advisors, Inc.
VACDV          AIM V.I. Capital Development Fund, Series I                 A I M Advisors, Inc.
VAVAL          AIM V.I. Premier Equity Fund, Series I                      A I M Advisors, Inc.
                 (previously AIM V.I. Value Fund, Series I)
VAPGR          Alliance VP Premier Growth Portfolio (Class B)              Alliance Capital Management, L.P.
VATEC          Alliance VP Technology Portfolio (Class B)                  Alliance Capital Management, L.P.
VAUGH          Alliance VP U.S. Government/High Grade Securities           Alliance Capital Management, L.P.
                 Portfolio (Class B)
VBCAS          Baron Capital Asset Fund - Insurance Shares                 BAMCO, Inc.
VWTEG          Credit Suisse Trust - Emerging Growth Portfolio             Credit Suisse Asset Management, LLC
VFGRI          Fidelity VIP Growth & Income Portfolio (Service Class)      Fidelity Management & Research Company (FMR)(3)
VFMDC          Fidelity VIP Mid Cap Portfolio (Service Class)              Fidelity Management & Research Company (FMR)(3)
VFOVS          Fidelity VIP Overseas Portfolio (Service Class)             Fidelity Management & Research Company (FMR)(4)
VFRES          FTVIPT Franklin Real Estate Fund - Class 2                  Franklin Advisers, Inc.
VFMSS          FTVIPT Mutual Shares Securities Fund - Class 2              Franklin Mutual Advisers, LLC
VFISC          FTVIPT Templeton International Smaller Companies Fund -     Templeton Investment Counsel, LLC
                 Class 2(5)
VGCPG          Goldman Sachs VIT Capital Growth Fund                       Goldman Sachs Asset Management
VGCUS          Goldman Sachs VIT CORESM U.S. Equity Fund                   Goldman Sachs Asset Management
VGGLI          Goldman Sachs VIT Global Income Fund(6)                     Goldman Sachs Asset Management International
VGINE          Goldman Sachs VIT International Equity Fund                 Goldman Sachs Asset Management International
VJUDE          JPMorgan U.S. Disciplined Equity Portfolio                  J.P. Morgan Investment Management Inc.
VLREQ          Lazard Retirement Equity Portfolio                          Lazard Asset Management
VLRIE          Lazard Retirement International Equity Portfolio            Lazard Asset Management
VMNDS          MFS(R) New Discovery Series - Initial Class                 MFS Investment Management(R)
VMRES          MFS(R) Research Series - Initial Class                      MFS Investment Management(R)
VMUTS          MFS(R) Utilities Series - Initial Class                     MFS Investment Management(R)
VPGRI          Putnam VT Growth and Income Fund - Class IB Shares          Putnam Investment Management, LLC
VPIGR          Putnam VT International Growth Fund - Class IB Shares       Putnam Investment Management, LLC
VPINO          Putnam VT International New Opportunities Fund - Class IB   Putnam Investment Management, LLC
                 Shares
VRMCC          Royce Micro-Cap Portfolio                                   Royce & Associates, LLC
VRPRM          Royce Small-Cap Portfolio                                   Royce & Associates, LLC
VWISC          Wanger International Small Cap                              Liberty Wanger Asset Management, L.P.
VWUSC          Wanger U.S. Smaller Companies                               Liberty Wanger Asset Management, L.P.
                 (previously Wanger U.S. Small Cap)
-------------------------------------------------------------------------------------------------------------------------------


(1)  American Express Financial Corporation (AEFC) is the investment adviser.


(2) AEFC is the investment adviser. Kenwood Capital Management LLC is the sub-adviser.


(3)  FMR U.K. and FMR Far East are the sub-investment advisers.


(4) FMR U.K., FMR Far East, Fidelity International Investment Advisors (FIIA) and FIIA U.K. are the sub-advisers.
(5) FTVIPT Templeton International Smaller Companies Fund - Class 2 merged into FTVIPT Foreign Securities Fund - Class 2 as of April 30, 2002.
(6) Effective May 1, 2002 Goldman Sachs VIT Global Income Fund will no longer be offered.


The assets of each subaccount of the Account are not chargeable with liabilities arising out of the business conducted by any other segregated asset account or by American Enterprise Life.

American Enterprise Life issues the contracts that are distributed by banks and financial institutions either directly or through a network of third-party marketers.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

INVESTMENTS IN THE FUNDS
Investments in shares of the Funds are stated at market value which is the net asset value per share as determined by the respective Funds. Investment transactions are accounted for on the date the shares are purchased and sold. The cost of investments sold and redeemed is determined on the average cost method. Dividend distributions received from the Funds are reinvested in additional shares of the Funds and are recorded as income by the subaccounts on the ex-dividend date.

Unrealized appreciation or depreciation of investments in the accompanying financial statements represents the subaccounts' share of the Funds' undistributed net investment income, undistributed realized gain or loss and the unrealized appreciation or depreciation on their investment securities.

USE OF ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES
American Enterprise Life is taxed as a life insurance company. The Account is treated as part of American Enterprise Life for federal income tax purposes. Under existing federal income tax law, no income taxes are payable with respect to any investment income of the Account.

3. VARIABLE ACCOUNT EXPENSES

American Enterprise Life makes contractual assurances to the Account that possible future adverse changes in administrative expenses and mortality experience of the policy owners and beneficiaries will not affect the Variable Account. American Enterprise Life deducts a daily mortality and expense risk fee equal, on an annual basis, to 0.9% of the average daily net assets of each subaccount.

4. POLICY CHARGES


A monthly deduction is made for the cost of insurance and the policy fee. The cost of insurance for the policy month is determined on the monthly date by determining the net amount at risk, as of that day, and by then applying the cost of insurance rates to the net amount at risk which American Enterprise Life is assuming for the succeeding month. The monthly deduction will be taken from the sub accounts as specified in the application for the policy.


An administrative charge is deducted each month to reimburse American Enterprise Life for expenses incurred in administering the policy, such as processing claims, maintaining records, making policy changes and communicating with owners of policies. Additional information can be found in the product's prospectus.

American Enterprise Life deducts a premium expense charge of 3% from each premium payment. It partially compensates American Enterprise Life for expenses in distributing the policy, including the agents' compensation, advertising and printing the prospectus and sales literature. It also compensates American Enterprise Life for paying taxes imposed by certain states and governmental subdivisions on premiums received by insurance companies.

Each month American Enterprise Life deducts charges for any optional insurance benefits added to the policy by rider.

5. SURRENDER CHARGES

American Enterprise Life will use a surrender charge to help it recover certain expenses related to the issuance of the policy. Additional information regarding how the surrender charge is determined can be found in the product's prospectus. Charges by American Enterprise Life for surrenders are not identified on an individual segregated asset account basis. Charges for all segregated asset accounts amounted to $1,749,013 in 2001, $662,606 in 2000 and $479,554 in 1999.
Such charges are not treated as a separate expense of the subaccounts or Account. They are ultimately deducted from surrender benefits paid by American Enterprise Life.

6. RELATED PARTY TRANSACTIONS


Management fees were paid indirectly to IDS Life Insurance Company (IDS Life) in its capacity as investment manager for the AXP(R) Variable Portfolio Funds. The Fund's Investment Management Agreement provides for a fee at a percentage of each Fund's average daily net assets in reducing percentages annually as follows:


FUND                                                            PERCENTAGE RANGE
--------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Blue Chip Advantage Fund            0.560% to 0.470%
AXP(R) Variable Portfolio - Bond Fund                           0.610% to 0.535%
AXP(R) Variable Portfolio - Capital Resource Fund               0.630% to 0.570%
AXP(R) Variable Portfolio - Cash Management Fund                0.510% to 0.440%
AXP(R) Variable Portfolio - Diversified Equity Income Fund      0.560% to 0.470%
AXP(R) Variable Portfolio - Extra Income Fund                   0.620% to 0.545%
AXP(R) Variable Portfolio - Federal Income Fund                 0.610% to 0.535%
AXP(R) Variable Portfolio - Growth Fund                         0.630% to 0.570%
AXP(R) Variable Portfolio - Managed Fund                        0.630% to 0.550%
AXP(R) Variable Portfolio - NEW DIMENSIONS FUND(R)              0.630% to 0.570%
AXP(R) Variable Portfolio - Small Cap Advantage Fund            0.790% to 0.650%
--------------------------------------------------------------------------------

IDS Life, in turn, pays to AEFC, an affiliate of IDS Life, a fee based on a percentage of each Fund's average daily net assets for the year. This fee is equal to 0.25% for each Fund.

The AXP(R) Variable Portfolio Funds also have an agreement with IDS Life for distribution services. Under a Plan and Agreement of Distribution, each Fund pays a distribution fee at an annual rate up to 0.125% of each Fund's average daily net assets.

The AXP(R) Variable Portfolio Funds have an Administrative Services Agreement with AEFC. Under this agreement, each Fund pays AEFC a fee for administration and accounting services at a percentage of each Fund's average daily net assets in reducing percentages annually as follows:

FUND                                                          PERCENTAGE RANGE
--------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Blue Chip Advantage Fund           0.040% to 0.020%
AXP(R) Variable Portfolio - Bond Fund                          0.050% to 0.025%
AXP(R) Variable Portfolio - Capital Resource Fund              0.050% to 0.030%
AXP(R) Variable Portfolio - Cash Management Fund               0.030% to 0.020%
AXP(R) Variable Portfolio - Diversified Equity Income Fund     0.040% to 0.020%
AXP(R) Variable Portfolio - Extra Income Fund                  0.050% to 0.025%
AXP(R) Variable Portfolio - Federal Income Fund                0.050% to 0.025%
AXP(R) Variable Portfolio - Growth Fund                        0.050% to 0.030%
AXP(R) Variable Portfolio - Managed Fund                       0.040% to 0.020%
AXP(R) Variable Portfolio - NEW DIMENSIONS FUND(R)             0.050% to 0.030%
AXP(R) Variable Portfolio - Small Cap Advantage Fund           0.060% to 0.035%
--------------------------------------------------------------------------------

The AXP(R) Variable Portfolio Funds pay custodian fees to American Express Trust Company, an affiliate of IDS Life.

7. INVESTMENT IN SHARES

The subaccounts' investments in shares of the Funds as of Dec. 31, 2001 were as follows:


SUBACCOUNT    INVESTMENT                                                              SHARES             NAV
------------------------------------------------------------------------------------------------------------
VPBCA         AXP(R) Variable Portfolio - Blue Chip Advantage Fund                       197       $    8.19
VPBND         AXP(R) Variable Portfolio - Bond Fund                                      982           10.47
VPCPR         AXP(R) Variable Portfolio - Capital Resource Fund                           13           21.69
VPCMG         AXP(R) Variable Portfolio - Cash Management Fund                         2,010            1.00
VPDEI         AXP(R) Variable Portfolio - Diversified Equity Income Fund                   8           10.10
VPEXI         AXP(R) Variable Portfolio - Extra Income Fund                            1,066            6.57
VPFIF         AXP(R) Variable Portfolio - Federal Income Fund                            122           10.33
VPGRO         AXP(R) Variable Portfolio - Growth Fund                                    456            6.51
VPMGD         AXP(R) Variable Portfolio - Managed Fund                                   190           15.42
VPNDM         AXP(R) Variable Portfolio - NEW DIMENSIONS FUND(R)                         781           15.97
VPSCA         AXP(R) Variable Portfolio - Small Cap Advantage Fund                       200           10.47
VACAP         AIM V.I. Capital Appreciation Fund, Series I                               958           21.72
VACDV         AIM V.I. Capital Development Fund, Series I                                726           11.94
VAVAL         AIM V.I. Premier Equity Fund, Series I                                     554           23.35
               (previously AIM V.I. Value Fund, Series I)
VAPGR         Alliance VP Premier Growth Portfolio (Class B)                             141           25.00
VATEC         Alliance VP Technology Portfolio (Class B)                                 341           17.15
VAUGH         Alliance VP U.S. Government/High Grade Securities Portfolio
               (Class B)                                                                 209           11.94
VBCAS         Baron Capital Asset Fund - Insurance Shares                                 91           19.30
VWTEG         Credit Suisse Trust - Emerging Growth Portfolio                            132           10.75
VFGRI         Fidelity VIP Growth & Income Portfolio (Service Class)                     898           13.12
VFMDC         Fidelity VIP Mid Cap Portfolio (Service Class)                           1,764           19.54
VFOVS         Fidelity VIP Overseas Portfolio (Service Class)                            144           13.83
VFRES         FTVIPT Franklin Real Estate Fund - Class 2                                 190           17.99
VFMSS         FTVIPT Mutual Shares Securities Fund - Class 2                              83           14.03
VFISC         FTVIPT Templeton International Smaller Companies - Class 2                 104           10.13
VGCPG         Goldman Sachs VIT Capital Growth Fund                                      602           10.29
VGCUS         Goldman Sachs VIT CORESM U.S. Equity Fund                                  172           10.94
VGGLI         Goldman Sachs VIT Global Income Fund                                       128            9.84
VGINE         Goldman Sachs VIT International Equity Fund                                197            8.99
VJUDE         JPMorgan U.S. Disciplined Equity Portfolio                                 202           13.06
VLREQ         Lazard Retirement Equity Portfolio                                          80            9.38
VLRIE         Lazard Retirement International Equity Portfolio                             7            9.09
VMNDS         MFS(R) New Discovery Series - Initial Class                              1,778           15.27
VMRES         MFS(R) Research Series - Initial Class                                     506           14.32
VMUTS         MFS(R) Utilities Series - Initial Class                                    747           15.95
VPGRI         Putnam VT Growth and Income Fund - Class IB Shares                         486           23.44
VPIGR         Putnam VT International Growth Fund - Class IB Shares                      602           12.36
VPINO         Putnam VT International New Opportunities Fund - Class IB
                Shares                                                                 3,351            9.75
VRMCC         Royce Micro-Cap Portfolio                                                  374            9.00
VRPRM         Royce Small-Cap Portfolio                                                  417            6.66
VWISC         Wanger International Small Cap                                             457           15.40
VWUSC         Wanger U.S. Smaller Companies                                               23           22.25
               (previously Wanger U. S. Small Cap)
------------------------------------------------------------------------------------------------------------

8. INVESTMENT TRANSACTIONS

The subaccounts' purchases of Funds' shares, including reinvestment of dividend distributions, for the year ended Dec. 31, 2001 were as follows:


SUBACCOUNT     INVESTMENT                                                                   PURCHASES
-----------------------------------------------------------------------------------------------------
VPBCA          AXP(R) Variable Portfolio - Blue Chip Advantage Fund                         $   1,765
VPBND          AXP(R) Variable Portfolio - Bond Fund                                           11,969
VPCPR          AXP(R) Variable Portfolio - Capital Resource Fund                                  202
VPCMG          AXP(R) Variable Portfolio - Cash Management Fund                                 2,392
VPDEI          AXP(R) Variable Portfolio - Diversified Equity Income Fund                           1
VPEXI          AXP(R) Variable Portfolio - Extra Income Fund                                    8,086
VPFIF          AXP(R) Variable Portfolio - Federal Income Fund                                  1,501
VPGRO          AXP(R) Variable Portfolio - Growth Fund                                          4,688
VPMGD          AXP(R) Variable Portfolio - Managed Fund                                         3,200
VPNDM          AXP(R) Variable Portfolio - NEW DIMENSIONS FUND(R)                              19,246
VPSCA          AXP(R) Variable Portfolio - Small Cap Advantage Fund                             2,210
VACAP          AIM V.I. Capital Appreciation Fund, Series I                                    27,542
VACDV          AIM V.I. Capital Development Fund, Series I                                     10,738
VAVAL          AIM V.I. Premier Equity Fund, Series I                                          15,060
                (previously AIM V.I. Value Fund, Series I)
VAPGR          Alliance VP Premier Growth Portfolio (Class B)                                   4,036
VATEC          Alliance VP Technology Portfolio (Class B)                                       8,132
VAUGH          Alliance VP U.S. Government/High Grade Securities Portfolio (Class B)            3,083
VBCAS          Baron Capital Asset Fund - Insurance Shares                                      2,557
VWTEG          Credit Suisse Trust - Emerging Growth Portfolio                                  1,708
VFGRI          Fidelity VIP Growth & Income Portfolio (Service Class)                          13,525
VFMDC          Fidelity VIP Mid Cap Portfolio (Service Class)                                  37,746
VFOVS          Fidelity VIP Overseas Portfolio (Service Class)                                  2,446
VFRES          FTVIPT Franklin Real Estate Fund - Class 2                                       3,380
VFMSS          FTVIPT Mutual Shares Fund - Class 2                                              1,090
VFISC          FTVIPT Templeton International Smaller Companies Fund - Class 2                  1,295
VGCPG          Goldman Sachs VIT Capital Growth Fund                                            9,323
VGCUS          Goldman Sachs VIT CORE(SM) U.S. Equity Fund                                      1,823
VGGLI          Goldman Sachs VIT Global Income Fund                                             1,671
VGINE          Goldman Sachs VIT International Equity Fund                                      3,022
VJUDE          JPMorgan U.S. Disciplined Equity Portfolio                                       3,420
VLREQ          Lazard Retirement Equity Portfolio                                               1,151
VLRIE          Lazard Retirement International Equity Portfolio                                     1
VMNDS          MFS(R) New Discovery Series - Initial Class                                     31,645
VMRES          MFS(R) Research Series - Initial Class                                          10,003
VMUTS          MFS(R) Utilities Series - Initial Class                                         16,992
VPGRI          Putnam VT Growth and Income Fund - Class IB Shares                              14,666
VPIGR          Putnam VT International Growth Fund - Class IB Shares                            9,255
VPINO          Putnam VT International New Opportunities Fund - Class IB Shares                35,622
VRMCC          Royce Micro-Cap Portfolio                                                        4,140
VRPRM          Royce Small-Cap Portfolio                                                        3,556
VWISC          Wanger International Small Cap                                                  11,927
VWUSC          Wanger U.S. Smaller Companies                                                      503
                (previously Wanger U.S. Small Cap)
-----------------------------------------------------------------------------------------------------

9. FINANCIAL HIGHLIGHTS

The table below shows certain financial information regarding the subaccounts.


                                VPBCA      VPBND     VPCPR    VPCMG      VPDEI     VPEXI    VPFIF      VPGRO     VPMGD    VPNDM
                              --------------------------------------------------------------------------------------------------
AT DEC. 31, 2000
Accumulation unit value       $   0.91   $  1.00   $  0.84   $  1.00   $  1.00   $  0.84   $  1.03   $  0.82   $  0.97   $  0.92
--------------------------------------------------------------------------------------------------------------------------------
AT DEC. 31, 2001
Accumulation unit value       $   0.75   $  1.07   $  0.68   $  1.03   $  1.01   $  0.88   $  1.09   $  0.56   $  0.86   $  0.76
Net assets (000s)             $      2   $    10        --   $     2        --   $     7   $     1   $     3   $     3   $    12
Units (000s)                         2        10        --         2        --         8         1         5         3        16
--------------------------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED DEC. 31,
 2001
Investment income(1)              0.79%     6.30%     0.35%     2.70%     1.19%    10.74%     4.41%       --      2.54%     0.34%
Expense ratio(2)                  0.90%     0.90%     0.90%     0.90%     0.90%     0.90%     0.90%     0.90%     0.90%     0.90%
Total return(3)                 (17.58%)    7.00%   (19.05%)    3.00%     1.00%     4.76%     5.83%   (31.71%)  (11.34%)  (17.39%)
--------------------------------------------------------------------------------------------------------------------------------

                               VPSCA      VACAP     VACDV     VAVAL     VAPGR     VATEC     VAUGH     VBCAS     VWTEG     VFGRI
                              --------------------------------------------------------------------------------------------------
AT DEC. 31, 2000
Accumulation unit value       $   1.07   $  0.91   $  1.13   $  0.88   $  0.82   $  0.76   $  1.04   $  1.00   $  1.00   $  0.89
--------------------------------------------------------------------------------------------------------------------------------
AT DEC. 31, 2001
Accumulation unit value       $   0.99   $  0.69   $  1.03   $  0.76   $  0.67   $  0.57   $  1.11   $  1.11   $  0.83   $  0.80
Net assets (000s)             $      2   $    21   $     9   $    13   $     4   $     6   $     2   $     2   $     1   $    12
Units (000s)                         2        30         8        17         5        10         2         2         2        15
--------------------------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED DEC. 31,
 2001
Investment income(1)                --        --        --      0.33%       --        --      3.23%       --        --      0.20%
Expense ratio(2)                  0.90%     0.90%     0.90%     0.90%     0.90%     0.90%     0.90%     0.90%     0.90%     0.90%
Total return(3)                  (7.48%)  (24.18%)   (9.03%)  (13.64%)  (18.66%)  (25.66%)    6.73%    11.00%   (17.40%)  (10.11%)
--------------------------------------------------------------------------------------------------------------------------------

                               VFMDC      VFOVS     VFRES     VFMSS     VFISC     VGCPG     VGCUS     VGGLI     VGINE     VJUDE
                              --------------------------------------------------------------------------------------------------
AT DEC. 31, 2000
Accumulation unit value       $   1.34   $  0.75   $  1.12   $  1.07   $  0.94   $  0.93   $  0.92   $  1.09   $  0.88   $  0.88
--------------------------------------------------------------------------------------------------------------------------------
AT DEC. 31, 2001
Accumulation unit value       $   1.28   $  0.59   $  1.20   $  1.14   $  0.91   $  0.78   $  0.80   $  1.13   $  0.68   $  0.77
Net assets (000s)             $     34   $     2   $     3   $     1   $     1   $     6   $     2   $     1   $     2   $     3
Units (000s)                        27         3         3         1         1         8         2         1         3         3
--------------------------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED DEC. 31,
 2001
Investment income(1)                --      0.48%     3.27%     0.33%     3.36%     0.34%     2.50%     6.00%     3.04%     1.28%
Expense ratio(2)                  0.90%     0.90%     0.90%     0.90%     0.90%     0.90%     0.90%     0.90%     0.90%     0.90%
Total return(3)                  (4.48%)  (21.87%)    7.05%     6.45%    (3.19%)  (16.13%)  (13.26%)    3.39%   (22.95%)  (13.07%)
--------------------------------------------------------------------------------------------------------------------------------

                                       77

                                    VLREQ    VLRIE     VMNDS    VMRES     VMUTS    VPGRI    VPIGR     VPINO     VRMCC   VRPRM
                              -----------------------------------------------------------------------------------------------
AT DEC. 31, 2000
Accumulation unit value            $ 0.99   $  0.91   $ 0.98   $  0.91   $  0.98  $ 0.97   $  0.84   $  0.61   $ 1.18  $ 1.31
------------------------------------------------------------------------------------------------------------------------------
AT DEC. 31, 2001
Accumulation unit value            $ 0.91   $  0.69   $ 0.93   $  0.71   $  0.74  $ 0.90   $  0.66   $  0.43   $ 1.52  $ 1.58
Net assets (000s)                  $    1        --   $   27   $     7   $    12  $   11   $     7   $    33   $    3  $    3
Units (000s)                            1        --       29        10        16      13        11        75        2       2
------------------------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED DEC. 31,
 2001
Investment income(1)                 1.19%       --       --        --      1.38%   0.58%     0.07%       --       --      --
Expense ratio(2)                     0.90%     0.90%    0.90%     0.90%     0.90%   0.90%     0.90%     0.90%    0.90%   0.90%
Total return(3)                     (8.08%)  (24.18%)  (5.10%)  (21.98%)  (24.49%) (7.73%)  (21.43%)  (29.51%)  28.81%  20.61%
------------------------------------------------------------------------------------------------------------------------------

                                                                                                                VWISC   VWUSC
                                                                                                               --------------
AT DEC. 31, 2000
Accumulation unit value                                                                                        $ 0.65  $ 0.81
------------------------------------------------------------------------------------------------------------------------------
AT DEC. 31, 2001
Accumulation unit value                                                                                        $ 0.51  $ 0.89
Net assets (000s)                                                                                              $    7  $    1
Units (000s)                                                                                                       14       1
------------------------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED DEC. 31,
 2001
Investment income(1)                                                                                               --      --
Expense ratio(2)                                                                                                 0.90%   0.90%
Total return(3)                                                                                                (21.54%)  9.63%
------------------------------------------------------------------------------------------------------------------------------



(1) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude variable account expenses that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.


(2) These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.
(3) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. The total return is calculated for the period indicated.

CONDENSED FINANCIAL INFORMATION
(Unaudited)


The following tables give per-unit information about the financial history of each subaccount. We have not provided this information for some subaccounts because they are new and did not have any activity as of the date of the financial statements.



YEAR ENDED DEC. 31,                                                                                         2001       2000(1)
------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT VPBCA (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - BLUE CHIP ADVANTAGE FUND)
Accumulation unit value at beginning of period                                                            $  0.91      $  1.00
Accumulation unit value at end of period                                                                  $  0.75      $  0.91
Number of accumulation units outstanding at end of period (000 omitted)                                         2           --
------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT VPBND (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - BOND FUND)
Accumulation unit value at beginning of period                                                            $  1.00      $  1.00
Accumulation unit value at end of period                                                                  $  1.07      $  1.00
Number of accumulation units outstanding at end of period (000 omitted)                                        10           --
------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT VPCPR (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - CAPITAL RESOURCE FUND)
Accumulation unit value at beginning of period                                                            $  0.84      $  1.00
Accumulation unit value at end of period                                                                  $  0.68      $  0.84
Number of accumulation units outstanding at end of period (000 omitted)                                        --           --
------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT VPCMG (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND)
Accumulation unit value at beginning of period                                                            $  1.00      $  1.00
Accumulation unit value at end of period                                                                  $  1.03      $  1.00
Number of accumulation units outstanding at end of period (000 omitted)                                         2           --
------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT VPDEI (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND)
Accumulation unit value at beginning of period                                                            $  1.00      $  1.00
Accumulation unit value at end of period                                                                  $  1.01      $  1.00
Number of accumulation units outstanding at end of period (000 omitted)                                        --           --
------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT VPEXI (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - EXTRA INCOME FUND)
Accumulation unit value at beginning of period                                                            $  0.84      $  1.00
Accumulation unit value at end of period                                                                  $  0.88      $  0.84
Number of accumulation units outstanding at end of period (000 omitted)                                         8            1
------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT VPFIF (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - FEDERAL INCOME FUND)
Accumulation unit value at beginning of period                                                            $  1.03      $  1.00
Accumulation unit value at end of period                                                                  $  1.09      $  1.03
Number of accumulation units outstanding at end of period (000 omitted)                                         1           --
------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT VPGRO (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - GROWTH FUND)
Accumulation unit value at beginning of period                                                            $  0.82      $  1.00
Accumulation unit value at end of period                                                                  $  0.56      $  0.82
Number of accumulation units outstanding at end of period (000 omitted)                                         5           --
------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT VPMGD (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - MANAGED FUND)
Accumulation unit value at beginning of period                                                            $  0.97      $  1.00
Accumulation unit value at end of period                                                                  $  0.86      $  0.97
Number of accumulation units outstanding at end of period (000 omitted)                                         3           --
------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT VPNDM (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - NEW DIMENSIONS FUND(R))
Accumulation unit value at beginning of period                                                            $  0.92      $  1.00
Accumulation unit value at end of period                                                                  $  0.76      $  0.92
Number of accumulation units outstanding at end of period (000 omitted)                                        16           --
------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT VPSCA (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - SMALL CAP ADVANTAGE FUND)
Accumulation unit value at beginning of period                                                            $  1.07      $  1.00
Accumulation unit value at end of period                                                                  $  0.99      $  1.07
Number of accumulation units outstanding at end of period (000 omitted)                                         2           --
------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT VACAP (INVESTING IN SHARES OF AIM V.I. CAPITAL APPRECIATION FUND, SERIES I)
Accumulation unit value at beginning of period                                                            $  0.91      $  1.00
Accumulation unit value at end of period                                                                  $  0.69      $  0.91
Number of accumulation units outstanding at end of period (000 omitted)                                        30           --
------------------------------------------------------------------------------------------------------------------------------

                                       79

YEAR ENDED DEC. 31,                                                                                         2001       2000(1)
------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT VACDV (INVESTING IN SHARES OF AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES I)
Accumulation unit value at beginning of period                                                            $  1.13      $  1.00
Accumulation unit value at end of period                                                                  $  1.03      $  1.13
Number of accumulation units outstanding at end of period (000 omitted)                                         8           --
------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT VAVAL (INVESTING IN SHARES OF AIM V.I. PREMIER EQUITY FUND, SERIES I)
(PREVIOUSLY AIM V.I. VALUE FUND, SERIES I)
Accumulation unit value at beginning of period                                                            $  0.88      $  1.00
Accumulation unit value at end of period                                                                  $  0.76      $  0.88
Number of accumulation units outstanding at end of period (000 omitted)                                        17           --
------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT VAPGR (INVESTING IN SHARES OF ALLIANCE VP PREMIER GROWTH PORTFOLIO (CLASS B))
Accumulation unit value at beginning of period                                                            $  0.82      $  1.00
Accumulation unit value at end of period                                                                  $  0.67      $  0.82
Number of accumulation units outstanding at end of period (000 omitted)                                         5           --
------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT VATEC (INVESTING IN SHARES OF ALLIANCE VP TECHNOLOGY PORTFOLIO (CLASS B))
Accumulation unit value at beginning of period                                                            $  0.76      $  1.00
Accumulation unit value at end of period                                                                  $  0.57      $  0.76
Number of accumulation units outstanding at end of period (000 omitted)                                        10            1
------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT VAUGH (INVESTING IN SHARES OF ALLIANCE VP U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
  (CLASS B))
Accumulation unit value at beginning of period                                                            $  1.04      $  1.00
Accumulation unit value at end of period                                                                  $  1.11      $  1.04
Number of accumulation units outstanding at end of period (000 omitted)                                         2           --
------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT VBCAS (INVESTING IN SHARES OF BARON CAPITAL ASSET FUND - INSURANCE SHARES)
Accumulation unit value at beginning of period                                                            $  1.00      $  1.00
Accumulation unit value at end of period                                                                  $  1.11      $  1.00
Number of accumulation units outstanding at end of period (000 omitted)                                         2           --
------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT VWTEG (INVESTING IN SHARES OF CREDIT SUISSE TRUST - EMERGING GROWTH PORTFOLIO)
Accumulation unit value at beginning of period                                                            $  1.00      $  1.00
Accumulation unit value at end of period                                                                  $  0.83      $  1.00
Number of accumulation units outstanding at end of period (000 omitted)                                         2           --
------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT VFGRI (INVESTING IN SHARES OF FIDELITY VIP GROWTH & INCOME PORTFOLIO (SERVICE CLASS))
Accumulation unit value at beginning of period                                                            $  0.89      $  1.00
Accumulation unit value at end of period                                                                  $  0.80      $  0.89
Number of accumulation units outstanding at end of period (000 omitted)                                        15            1
------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT VFMDC (INVESTING IN SHARES OF FIDELITY VIP MID CAP PORTFOLIO (SERVICE CLASS))
Accumulation unit value at beginning of period                                                            $  1.34      $  1.00
Accumulation unit value at end of period                                                                  $  1.28      $  1.34
Number of accumulation units outstanding at end of period (000 omitted)                                        27            2
------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT VFOVS (INVESTING IN SHARES OF FIDELITY VIP OVERSEAS PORTFOLIO (SERVICE CLASS))
Accumulation unit value at beginning of period                                                            $  0.75      $  1.00
Accumulation unit value at end of period                                                                  $  0.59      $  0.75
Number of accumulation units outstanding at end of period (000 omitted)                                         3           --
------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT VFRES (INVESTING IN SHARES OF FTVIPT FRANKLIN REAL ESTATE FUND - CLASS 2)
Accumulation unit value at beginning of period                                                            $  1.12      $  1.00
Accumulation unit value at end of period                                                                  $  1.20      $  1.12
Number of accumulation units outstanding at end of period (000 omitted)                                         3           --
------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT VFMSS (INVESTING IN SHARES OF FTVIPT MUTUAL SHARES FUND - CLASS 2)
Accumulation unit value at beginning of period                                                            $  1.07      $  1.00
Accumulation unit value at end of period                                                                  $  1.14      $  1.07
Number of accumulation units outstanding at end of period (000 omitted)                                         1           --
------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT VFISC(2) (INVESTING IN SHARES OF FTVIPT TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND -
  CLASS 2)
Accumulation unit value at beginning of period                                                            $  0.94      $  1.00
Accumulation unit value at end of period                                                                  $  0.91      $  0.94
Number of accumulation units outstanding at end of period (000 omitted)                                         1           --
------------------------------------------------------------------------------------------------------------------------------

                                       80

YEAR ENDED DEC. 31,                                                                                         2001       2000(1)
------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT VGCPG (INVESTING IN SHARES OF GOLDMAN SACHS VIT CAPITAL GROWTH FUND )
Accumulation unit value at beginning of period                                                            $  0.93      $  1.00
Accumulation unit value at end of period                                                                  $  0.78      $  0.93
Number of accumulation units outstanding at end of period (000 omitted)                                         8           --
------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT VGCUS (INVESTING IN SHARES OF GOLDMAN SACHS VIT CORE(SM) U.S. EQUITY FUND)
Accumulation unit value at beginning of period                                                            $  0.92      $  1.00
Accumulation unit value at end of period                                                                  $  0.80      $  0.92
Number of accumulation units outstanding at end of period (000 omitted)                                         2           --
------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT VGGLI(3) (INVESTING IN SHARES OF GOLDMAN SACHS VIT GLOBAL INCOME FUND)
Accumulation unit value at beginning of period                                                            $  1.09      $  1.00
Accumulation unit value at end of period                                                                  $  1.13      $  1.09
Number of accumulation units outstanding at end of period (000 omitted)                                         1           --
------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT VGINE (INVESTING IN SHARES OF GOLDMAN SACHS VIT INTERNATIONAL EQUITY FUND)
Accumulation unit value at beginning of period                                                            $  0.88      $  1.00
Accumulation unit value at end of period                                                                  $  0.68      $  0.88
Number of accumulation units outstanding at end of period (000 omitted)                                         3           --
------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT VJUDE (INVESTING IN SHARES OF JPMORGAN U.S. DISCIPLINED EQUITY PORTFOLIO)
Accumulation unit value at beginning of period                                                            $  0.88      $  1.00
Accumulation unit value at end of period                                                                  $  0.77      $  0.88
Number of accumulation units outstanding at end of period (000 omitted)                                         3           --
------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT VLREQ (INVESTING IN SHARES OF LAZARD RETIREMENT EQUITY PORTFOLIO)
Accumulation unit value at beginning of period                                                            $  0.99      $  1.00
Accumulation unit value at end of period                                                                  $  0.91      $  0.99
Number of accumulation units outstanding at end of period (000 omitted)                                         1           --
------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT VLRIE (INVESTING IN SHARES OF LAZARD RETIREMENT INTERNATIONAL EQUITY PORTFOLIO)
Accumulation unit value at beginning of period                                                            $  0.91      $  1.00
Accumulation unit value at end of period                                                                  $  0.69      $  0.91
Number of accumulation units outstanding at end of period (000 omitted)                                        --           --
------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT VMNDS (INVESTING IN SHARES OF MFS(R) NEW DISCOVERY SERIES - INITIAL CLASS)
Accumulation unit value at beginning of period                                                            $  0.98      $  1.00
Accumulation unit value at end of period                                                                  $  0.93      $  0.98
Number of accumulation units outstanding at end of period (000 omitted)                                        29            1
------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT VMRES (INVESTING IN SHARES OF MFS(R) RESEARCH SERIES - INITIAL CLASS)
Accumulation unit value at beginning of period                                                            $  0.91      $  1.00
Accumulation unit value at end of period                                                                  $  0.71      $  0.91
Number of accumulation units outstanding at end of period (000 omitted)                                        10            1
------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT VMUTS (INVESTING IN SHARES OF MFS(R) UTILITIES SERIES - INITIAL CLASS)
Accumulation unit value at beginning of period                                                            $  0.98      $  1.00
Accumulation unit value at end of period                                                                  $  0.74      $  0.98
Number of accumulation units outstanding at end of period (000 omitted)                                        16           --
------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT VPGRI (INVESTING IN SHARES OF PUTNAM VT GROWTH AND INCOME FUND - CLASS IB SHARES)
Accumulation unit value at beginning of period                                                            $  0.97      $  1.00
Accumulation unit value at end of period                                                                  $  0.90      $  0.97
Number of accumulation units outstanding at end of period (000 omitted)                                        13           --
------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT VPIGR (INVESTING IN SHARES OF PUTNAM VT INTERNATIONAL GROWTH FUND - CLASS IB SHARES)
Accumulation unit value at beginning of period                                                            $  0.84      $  1.00
Accumulation unit value at end of period                                                                  $  0.66      $  0.84
Number of accumulation units outstanding at end of period (000 omitted)                                        11            1
------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT VPINO (INVESTING IN SHARES OF PUTNAM VT INTERNATIONAL NEW OPPORTUNITIES FUND -
  CLASS IB SHARES)
Accumulation unit value at beginning of period                                                            $  0.61      $  1.00
Accumulation unit value at end of period                                                                  $  0.43      $  0.61
Number of accumulation units outstanding at end of period (000 omitted)                                        75           --
------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT VRMCC (INVESTING IN SHARES OF ROYCE MICRO-CAP PORTFOLIO)
Accumulation unit value at beginning of period                                                            $  1.18      $  1.00
Accumulation unit value at end of period                                                                  $  1.52      $  1.18
Number of accumulation units outstanding at end of period (000 omitted)                                         2           --
------------------------------------------------------------------------------------------------------------------------------

                                       81

YEAR ENDED DEC. 31,                                                                                         2001       2000(1)
------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT VRPRM (INVESTING IN SHARES OF ROYCE SMALL-CAP PORTFOLIO)
Accumulation unit value at beginning of period                                                            $  1.31      $  1.00
Accumulation unit value at end of period                                                                  $  1.58      $  1.31
Number of accumulation units outstanding at end of period (000 omitted)                                         2           --
------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT VWISC (INVESTING IN SHARES OF WANGER INTERNATIONAL SMALL CAP)
Accumulation unit value at beginning of period                                                            $  0.65      $  1.00
Accumulation unit value at end of period                                                                  $  0.51      $  0.65
Number of accumulation units outstanding at end of period (000 omitted)                                        14           --
------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT VWUSC (INVESTING IN SHARES OF WANGER U.S. SMALLER COMPANIES)
(PREVIOUSLY WANGER U.S. SMALL CAP)
Accumulation unit value at beginning of period                                                            $  0.81      $  1.00
Accumulation unit value at end of period                                                                  $  0.89      $  0.81
Number of accumulation units outstanding at end of period (000 omitted)                                         1           --
------------------------------------------------------------------------------------------------------------------------------



(1)  Operations commenced on Jan. 12, 2000.
(2) FTVIPT Templeton International Smaller Companies Fund - Class 2 merged into FTVIPT Templeton Foreign Securities Fund - Class 2 as of April 30, 2002.
(3) Effective May 1, 2002 Goldman Sachs VIT Global Income Fund will no longer be offered.

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT AUDITORS
THE BOARD OF DIRECTORS
AMERICAN ENTERPRISE LIFE INSURANCE COMPANY

We have audited the accompanying consolidated balance sheets of American Enterprise Life Insurance Company (a wholly-owned subsidiary of IDS Life Insurance Company) as of December 31, 2001 and 2000, and the related consolidated statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of American Enterprise Life Insurance Company at December 31, 2001 and 2000, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States.


Ernst & Young LLP
January 28, 2002
Minneapolis, Minnesota

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

Consolidated Balance Sheets

December 31, (In thousands, except share amounts)                                                     2001           2000
Assets
Investments:
   Fixed maturities:
      Held-to-maturity, at amortized cost (fair value: 2000, $927,031)                             $       --    $  934,091
      Available-for-sale, at fair value (amortized cost: 2001, $3,282,893; 2000, $2,163,906)        3,302,753     2,068,487
   Common stocks                                                                                          344           880
   Mortgage loans on real estate                                                                      654,209       724,009
   Other investments                                                                                    2,400            --
                                                                                                   ----------    ----------
         Total investments                                                                          3,959,706     3,727,467
Cash and cash equivalents                                                                             260,214        34,852
Amounts due from brokers                                                                               41,705         1,316
Other accounts receivable                                                                               1,812           867
Accrued investment income                                                                              45,422        54,941
Deferred policy acquisition costs                                                                     217,923       198,622
Deferred income taxes, net                                                                             32,132        26,350
Other assets                                                                                            8,527        18,496
Separate account assets                                                                               708,240       589,310
                                                                                                   ----------    ----------
Total assets                                                                                       $5,275,681    $4,652,221
                                                                                                   ==========    ==========
Liabilities and Stockholder's Equity
Liabilities:
   Future policy benefits:
      Fixed annuities                                                                              $3,765,679    $3,584,784
      Universal life-type insurance                                                                         3            10
   Policy claims and other policyholders' funds                                                         2,286         9,295
   Amounts due to brokers                                                                             225,127        24,387
   Other liabilities                                                                                   64,517         6,326
   Separate account liabilities                                                                       708,240       589,310
                                                                                                   ----------    ----------
         Total liabilities                                                                          4,765,852     4,214,112
                                                                                                   ----------    ----------
Commitments and contingencies
Stockholder's equity:
   Capital stock, $150 par value per share; 100,000 shares authorized,
      20,000 shares issued and outstanding                                                              3,000         3,000
   Additional paid-in capital                                                                         341,872       281,872
   Accumulated other comprehensive loss, net of tax:
      Net unrealized securities gains (losses)                                                         17,655       (62,097)
      Net unrealized derivative losses                                                                (26,304)           --
                                                                                                   ----------    ----------
         Total accumulated other comprehensive loss                                                    (8,649)      (62,097)
   Retained earnings                                                                                  173,606       215,334
                                                                                                   ----------    ----------
         Total stockholder's equity                                                                   509,829       438,109
                                                                                                   ----------    ----------
Total liabilities and stockholder's equity                                                         $5,275,681    $4,652,221
                                                                                                   ==========    ==========

See notes to consolidated financial statements.

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

Consolidated Statements of Income

Years ended December 31, (In thousands)                                                  2001           2000           1999
Revenues
Net investment income                                                                 $271,718       $299,759      $322,746
Contractholder charges                                                                   5,998          6,865         6,069
Mortality and expense risk fees                                                         10,247          5,383         2,269
Net realized (loss) gain on investments                                                (89,920)           469         6,565
                                                                                       -------        -------       -------
   Total revenues                                                                      198,043        312,476       337,649
                                                                                       -------        -------       -------
Benefits and Expenses
Interest credited on universal life-type insurance and investment contracts            180,906        191,040       208,583
Amortization of deferred policy acquisition costs                                       45,494         47,676        43,257
Other operating expenses                                                                35,579         35,308        35,147
                                                                                       -------        -------       -------
   Total benefits and expenses                                                         261,979        274,024       286,987
                                                                                       -------        -------       -------
(Loss) income before income taxes                                                      (63,936)        38,452        50,662
Income tax (benefit) expense                                                           (22,208)        14,087        16,675
                                                                                       -------        -------       -------
Net (loss) income                                                                     $(41,728)      $ 24,365      $ 33,987
                                                                                      ========       ========      ========

See notes to consolidated financial statements.

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

Consolidated Statements of Stockholder's Equity

                                                                                      Accumulated
                                                                                         other
                                                                       Additional    comprehensive                    Total
                                                           Capital       paid-in    income (loss),    Retained    stockholder's
For the three years ended December 31, 2001 (In thousands)  stock        capital      net of tax      earnings       equity
Balance, January 1, 1999                                  $ 2,000       $282,872     $  44,295      $ 156,982     $ 486,149
Comprehensive loss:
   Net income                                                  --             --            --         33,987        33,987
   Unrealized holding losses arising during the year,
      net of income tax benefit of $59,231                     --             --      (110,001)            --      (110,001)
   Reclassification adjustments for gains included in
      net income, net of income tax of $2,179                  --             --        (4,047)            --        (4,047)
                                                            -----        -------       -------        -------       -------
   Other comprehensive loss                                    --             --      (114,048)                    (114,048)
                                                            -----        -------       -------        -------       -------
   Comprehensive loss                                                                                               (80,061)
                                                                                                                    -------

Balance, December 31, 1999                                  2,000        282,872       (69,753)       190,969       406,088
Comprehensive income:
   Net income                                                  --             --            --         24,365        24,365
   Unrealized holding gains arising during the year,
      net of income taxes of ($4,812)                          --             --         8,937             --         8,937
   Reclassification adjustment
      for gains included in net income,
      net of income tax of $690                                --             --        (1,281)            --        (1,281)
                                                            -----        -------       -------        -------       -------
   Other comprehensive income                                  --             --         7,656             --         7,656
                                                            -----        -------       -------        -------       -------
   Comprehensive income                                                                                              32,021
   Change in par value of capital stock                     1,000         (1,000)           --             --            --
                                                            -----        -------       -------        -------       -------

Balance, December 31, 2000                                  3,000        281,872       (62,097)       215,334       438,109
Comprehensive income:
   Net loss                                                    --             --            --        (41,728)      (41,728)
   Cumulative effect of adopting SFAS No. 133,
      net of income tax benefit of $18,699                     --             --       (34,726)            --       (34,726)
   Unrealized holdings gains arising
      on available-for-sale securities
      during the year, net of income taxes of $73,754          --             --       136,972             --       136,972
   Reclassification adjustment for losses
      on available-for-sale securities
      included in net loss, net of income tax benefit
      of $30,811                                               --             --       (57,220)            --       (57,220)
   Reclassification adjustment for losses on derivatives
      included in net losses,
      net of income tax benefit of $4,535                      --             --         8,422             --         8,422
                                                            -----        -------       -------        -------       -------
   Other comprehensive income                                                           53,448                       53,448
                                                            -----        -------       -------        -------       -------
   Comprehensive income                                                                                              11,720
   Capital contribution                                        --         60,000            --             --        60,000
                                                            -----        -------       -------        -------       -------
   Balance, December 31, 2001                             $ 3,000       $341,872    $   (8,649)     $ 173,606     $ 509,829
                                                          =======       ========    ==========      =========     =========

See notes to consolidated financial statements.

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

Consolidated Statements of Cash Flows

Years ended December 31, (In thousands)                                                 2001            2000          1999
Cash flows from operating activities
Net (loss) income                                                                  $   (41,728)     $  24,365     $  33,987
   Adjustments to reconcile net (loss) income to net cash
   provided by (used in) operating activities:
      Change in accrued investment income                                                9,519          1,735         5,064
      Change in other accounts receivable                                                 (945)          (551)         (102)
      Change in deferred policy acquisition costs, net                                 (19,301)       (18,334)       16,191
      Change in other assets                                                            31,411         (9,960)           34
      Change in policy claims and other policyholders' funds                            (7,009)        (2,802)        4,708
      Deferred income tax (benefit) provision                                          (34,562)         7,029           711
      Change in other liabilities                                                        6,553        (11,110)       (7,064)
      Amortization of premium (accretion of discount), net                                (689)         2,682         2,315
      Net realized loss (gain) on investments                                           89,920           (469)       (6,565)
      Other, net                                                                        (7,796)          (233)       (1,562)
                                                                                        ------           ----        ------
         Net cash provided by (used in) operating activities                            25,373         (7,648)       47,717
                                                                                        ------         ------        ------
Cash flows from investing activities
Held-to-maturity securities:
   Maturities, sinking fund payments and calls                                              --         65,716        65,705
   Sales                                                                                    --          5,128         8,466
Available-for-sale securities:
   Purchases                                                                        (1,446,157)      (101,665)     (593,888)
   Maturities, sinking fund payments and calls                                         379,281        171,297       248,317
   Sales                                                                               803,034        176,296       469,126
Other investments:
   Purchases                                                                            (8,513)        (1,388)      (28,520)
   Sales                                                                                71,110         65,978        57,548
Change in amounts due from brokers                                                     (40,389)        (1,316)           --
Change in amounts due to brokers                                                       200,740           (828)      (29,132)
                                                                                       -------           ----       -------
      Net cash (used in) provided by investing activities                              (40,894)       379,218       197,622
                                                                                       -------        -------       -------
Cash flows from financing activities
Activity related to universal life-type insurance and investment contracts:
   Considerations received                                                             779,626        398,462       299,899
   Surrenders and other benefits                                                      (779,649)      (926,220)     (753,821)
   Interest credited to account balances                                               180,906        191,040       208,583
Capital contribution                                                                    60,000             --            --
                                                                                       -------        -------       -------
   Net cash provided by (used in) financing activities                                 240,883       (336,718)     (245,339)
                                                                                       -------        -------       -------
Net increase in cash and cash equivalents                                              225,362         34,852            --
Cash and cash equivalents at beginning of year                                          34,852             --            --
                                                                                       -------        -------       -------
Cash and cash equivalents at end of year                                           $   260,214      $  34,852     $      --
                                                                                   ===========      =========     =========
Supplemental disclosures:
   Income taxes paid                                                               $        --      $  14,861     $  22,007
   Interest on borrowings                                                                   15          1,073         2,187

See notes to consolidated financial statements.

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

Notes to Consolidated Financial Statements
(In thousands)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Nature of business
American Enterprise Life Insurance Company (the Company) is a stock life insurance company that is domiciled in Indiana and is licensed to transact insurance and annuity business in 48 states. The Company is a wholly-owned subsidiary of IDS Life Insurance Company (IDS Life), which is a wholly-owned subsidiary of American Express Financial Corporation (AEFC). AEFC is a wholly-owned subsidiary of American Express Company. The Company also wholly-owns American Enterprise REO 1, LLC.

The Company's principal product is deferred annuities, which are issued primarily to individuals. It offers single premium and annual premium deferred annuities on both a fixed and variable dollar basis. Immediate annuities and variable universal life insurance are offered as well. The Company distributes its products primarily through financial institutions and unbranded independent financial advisors.

Revenue recognition
Profits on fixed deferred annuities are the excess of contractholder charges and investment income earned from investment of contract considerations over interest credited to contract values, amortization of deferred acquisition costs, and other expenses. Profits on variable deferred annuities also include the excess of mortality and expense risk fees over the costs of guaranteed benefits provided. Contractholder charges include policy fees and surrender charges.

Profits on variable universal life insurance are the excess of contractholder charges, mortality and expense risk fees and investment income earned from investment of contract considerations over interest credited to contract values, death and other benefits paid in excess of contract values, amortization of deferred acquisition costs and other expenses. Contractholder charges include the monthly cost of insurance charges, issue and administrative fees and surrender charges. Mortality and expense risk fees are received from the variable life insurance separate accounts.

Basis of presentation
The accompanying consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary. All significant intercompany accounts and transactions have been eliminated in consolidation.

The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States which vary in certain respects from reporting practices prescribed or permitted by the Indiana Department of Insurance (see Note 4). Certain prior year amounts have been reclassified to conform to the current year's presentation.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investments -- securities
Debt securities that the Company has both the positive intent and the ability to hold to maturity are classified as held-to-maturity and carried at amortized cost. All other debt securities and marketable equity securities are classified as available-for-sale and carried at fair value. Unrealized gains and losses on securities classified as available-for-sale are carried as a separate component of accumulated other comprehensive income (loss), net of deferred income taxes. When evidence indicates there is a decline in a security's value, which is other than temporary, the security is written down to fair value through a charge to current year's earnings.

The Company's investment portfolio contains structured investments, including Collateralized Debt Obligations (CDOs) (obligations that are primarily backed by high-yield bonds), which are not readily marketable. The carrying values of these investments are based on cash flow projections and, as such, these values are subject to change. If actual cash flows are less than projected, losses would be recognized; increases in cash flows would be recognized over future periods.

Realized investment gains or losses are determined on an identified cost basis.

Prepayments are anticipated on certain investments in mortgage-backed securities in determining the constant effective yield used to recognize interest income. Prepayment estimates are based on information received from brokers who deal in mortgage-backed securities.

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

Investments -- mortgage loans on real estate
Mortgage loans on real estate are carried at amortized cost less reserves for losses. The estimated fair value of the mortgage loans is determined by discounted cash flow analyses using mortgage interest rates currently offered for mortgages of similar maturities.

Impairment of mortgage loans is measured as the excess of the loan's recorded investment over its present value of expected principal and interest payments discounted at the loan's effective interest rate, or the fair value of collateral. The amount of the impairment is recorded in a reserve for losses. The reserve for losses is maintained at a level that management believes is adequate to absorb estimated losses in the portfolio. The level of the reserve account is determined based on several factors, including historical experience, expected future principal and interest payments, estimated collateral values, and current economic and political conditions. Management regularly evaluates the adequacy of the reserve for mortgage loan losses.

The Company generally stops accruing interest on mortgage loans for which interest payments are delinquent more than three months. Based on management's judgment as to the ultimate collectability of principal, interest payments received are either recognized as income or applied to the recorded investment in the loan.

Cash and cash equivalents
The Company considers investments with a maturity at the date of their acquisition of three months or less to be cash equivalents. These securities are carried principally at amortized cost, which approximates fair value.

Deferred policy acquisition costs
The costs of acquiring new business, principally sales compensation, policy issue costs, and certain sales expenses, have been deferred on annuity contracts. These costs are amortized using the interest method.

Amortization of deferred policy acquisition costs requires the use of assumptions including interest margins, persistency rates, maintenance expense levels and, for variable annuities, separate account performance. Actual experience is reflected in the Company's amortization models monthly. As actual experience differs from the current assumptions, management considers the need to change key prospective assumptions underlying the amortization models. The impact of changing prospective assumptions is reflected in the period that such changes are made and is generally referred to as an unlocking adjustment. During 2001 and 2000, unlocking adjustments resulted in a net increase in amortization of $1,900 and $1,500 respectively. Net unlocking adjustments in 1999 were not significant.

In amortizing deferred policy acquisition costs associated with variable annuities, the Company assumes contract values will appreciate at a specified long-term annual rate. The Company may project near-term appreciation at a different rate in order to maintain the long-term rate assumption.

Liabilities for future policy benefits
Liabilities for variable universal life insurance and fixed and variable deferred annuities are accumulation values.

Liabilities for fixed annuities in a benefit status are based on established industry mortality tables and interest rates ranging from 5% to 9.5%, depending on year of issue.

Reinsurance
Reinsurance premiums and benefits paid or provided are accounted for on a basis consistent with those used in accounting for original policies issued and with the terms of the reinsurance contracts.

The maximum amount of life insurance risk retained by the Company is $750 on any policy insuring a single life. Risk not retained is reinsured with other life insurance companies on a yearly renewable term basis. The Company retains all accidental death benefit and waiver of premium risk.

Federal income taxes
The Company's taxable income is included in the consolidated federal income tax return of American Express Company. The Company provides for income taxes on a separate return basis, except that, under an agreement between AEFC and American Express Company, tax benefit is recognized for losses to the extent they can be used on the consolidated tax return. It is the policy of AEFC and its subsidiaries that AEFC will reimburse subsidiaries for all tax benefits.

Separate account business
The separate account assets and liabilities represent funds held for the exclusive benefit of the variable annuity contract owners. The Company receives mortality and expense risk fees from the variable annuity separate accounts.

The Company makes contractual mortality assurances to the variable annuity contract owners that the net assets of the separate accounts will not be affected by future variations in the actual life expectancy experience of the annuitants and beneficiaries from the mortality assumptions implicit in the annuity contracts. The Company makes periodic fund transfers to, or withdrawals from, the separate account assets for such actuarial adjustments for variable annuities that are in the benefit payment period. The Company also guarantees that the rates at which administrative fees are deducted from contract funds will not exceed contractual maximums.

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

Accounting developments
In July 2000, the Financial Accounting Standards Board's (FASB) Emerging Issues Task Force issued a consensus on Issue 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets." The Company adopted the consensus as of January 1, 2001. Issue 99-20 prescribes new procedures for recording interest income and measuring impairment on retained and purchased beneficial interests. The consensus primarily affects certain structured securities. Although there was no significant impact resulting from the adoption of Issue 99-20, the Company holds structured securities that are accounted for under Issue 99-20.

Effective January 1, 2001, the Company adopted Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities," as amended (SFAS No. 133), which requires an entity to recognize all derivatives as either assets or liabilities on the balance sheet and measure those instruments at fair value. Changes in the fair value of a derivative are recorded in earnings or directly to equity, depending on the instrument's designated use. The adoption of SFAS No. 133 on January 1, 2001, resulted in a cumulative after-tax reduction to other comprehensive income of $34,726. This reduction in other comprehensive income is due to cash flow hedges that existed previous to adopting SFAS No. 133, that no longer qualify or are not designated for hedge accounting treatment under SFAS No. 133. The cumulative impact to earnings was not significant. See Note 8 for further discussion of the Company's derivatives and hedging activities.

SFAS No. 133 also provided a one-time opportunity to reclassify held-to-maturity security investments to available-for-sale without tainting the remaining securities in the held-to-maturity portfolio. The Company elected to take the opportunity to reclass all its held-to-maturity investments to available-for-sale.

The Company adopted SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," which superseded SFAS No.
125. The Statement was effective for transfers and servicing of financial assets and extinguishments of liabilities occurring after March 31, 2001. The Statement was effective for recognition and reclassification of collateral and for disclosures relating to securitization transactions and collateral for fiscal years ending after December 15, 2000. The impact on the Company's financial position or results of operations of adopting the Statement was not significant.

2. INVESTMENTS
Securities
Pursuant to the adoption of SFAS No. 133 the Company reclassified all held-to-maturity securities with a carrying value of $934,091 and net unrealized losses of $7,060 to available-for-sale as of January 1, 2001.

The following is a summary of securities available-for-sale at December 31,
2001:
                                                                                          Gross         Gross
                                                                        Amortized      unrealized    unrealized       Fair
                                                                          cost            gains        losses         value
Fixed maturity securities:
   U.S. Government agency obligations                                 $    3,444       $   130        $    45    $    3,529
   State and municipal obligations                                         2,250            18             --         2,268
   Corporate bonds and obligations                                     1,806,644        43,487         34,140     1,815,991
   Mortgage-backed securities                                          1,470,555        18,528          8,118     1,480,965
                                                                       ---------        ------          -----     ---------
Total fixed maturity securities                                       $3,282,893       $62,163        $42,303    $3,302,753
                                                                      ==========       =======        =======    ==========
Common stocks                                                         $      172       $   172        $    --    $      344
                                                                      ==========       =======        =======    ==========

The amortized cost and fair value of fixed maturity securities at December 31, 2001 by contractual maturity are as follows:

                                                          Amortized        Fair
                                                            cost           value
Due within one year                                     $  126,891   $   129,298
Due from one to five years                                 627,515       651,371
Due from five to ten years                                 822,833       822,586
Due in more than ten years                                 235,099       218,533
Mortgage-backed securities                               1,470,555     1,480,965
                                                         ---------     ---------
   Total                                                $3,282,893    $3,302,753
                                                        ==========    ==========

The timing of actual receipts may differ from contractual maturities because issuers may call or prepay obligations.

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

The following is a summary of held-to-maturity and available-for-sale securities at December 31, 2000:

                                                                                        Gross           Gross
                                                                        Amortized     unrealized     unrealized       Fair
Held-to-maturity                                                           cost          gains         losses         value
Fixed maturities:
   U.S. Government agency obligations                                   $  6,949       $    26        $    55      $  6,920
   State and municipal obligations                                         2,101             1             --         2,102
   Corporate bonds and obligations                                       773,630         9,876         17,470       766,036
   Mortgage-backed securities                                            151,411           801            239       151,973
                                                                         -------           ---            ---       -------
Total fixed maturity securities                                         $934,091       $10,704        $17,764      $927,031
                                                                        ========       =======        =======      ========

                                                                                        Gross           Gross
                                                                       Amortized      unrealized     unrealized       Fair
Available-for-sale                                                        cost           gains         losses         value
Fixed maturities:
   U.S. Government agency obligations                                 $    5,154       $   284       $     --    $    5,438
   State and municipal obligations                                         2,250             5             --         2,255
   Corporate bonds and obligations                                     1,319,781        19,103        123,865     1,215,019
   Mortgage-backed securities                                            836,721        10,780          1,726       845,775
                                                                         -------        ------          -----       -------
Total fixed maturity securities                                       $2,163,906       $30,172       $125,591    $2,068,487
                                                                      ==========       =======       ========    ==========
Common stocks                                                         $      996       $    --       $    116    $      880
                                                                      ==========       =======       ========    ==========

At December 31, 2001, bonds carried at $3,444 were on deposit with various states as required by law.

At December 31, 2001, fixed maturity securities comprised approximately 83 percent of the Company's total investments. These securities are rated by Moody's and Standard & Poor's (S&P), except for approximately $311 million of securities which are rated by AEFC's internal analysts using criteria similar to Moody's and S&P. A summary of fixed maturity securities, at amortized cost, by rating on December 31, is as follows:

Rating                                                     2001           2000
Aaa/AAA                                                $1,597,815   $   998,333
Aaa/AA                                                         --         1,000
Aa/AA                                                      46,747        34,535
Aa/A                                                       58,419        59,569
A/A                                                       401,604       367,643
A/BBB                                                     145,261       121,028
Baa/BBB                                                   890,603       989,301
Baa/BB                                                     40,316        67,156
Below investment grade                                    102,128       459,432
                                                          -------       -------
Total                                                  $3,282,893    $3,097,997
                                                       ==========    ==========

At December 31, 2001, approximately 93 percent of the securities rated Aaa/AAA were GNMA, FNMA and FHLMC mortgage-backed securities. No holdings of any other issuer were greater than ten percent of stockholder's equity.

During the years ended December 31, 2000 and 1999, fixed maturities classified as held-to-maturity were sold with amortized cost of $5,128 and $8,466, respectively. Net gains and losses on these sales were not significant. The sales of these fixed maturities were due to significant deterioration in the issuers' creditworthiness.

Available-for-sale securities were sold during 2001 with proceeds of $803,034 and gross realized gains and losses of $18,575 and $105,929 respectively. Available-for-sale securities were sold during 2000 with proceeds of $176,296 and gross realized gains and losses of $3,488 and $1,516, respectively. Available-for-sale securities were sold during 1999 with proceeds of $469,126 and gross realized gains and losses of $10,374 and $4,147 respectively.

The net unrealized gain (loss) on available-for-sale securities as of December 31, 2001 and 2000, was $20,032 and ($95,535), respectively, with the $115,567 change, net of taxes, reflected as a separate component in accumulated other comprehensive income for the year ended December 31, 2001. For the year ended December 31, 2000 the change in net unrealized losses on available-for-sale securities was a decrease of $11,777. For the year ended December 31, 1999 the change in net unrealized gain on available-for-sale securities was a decrease of $175,458.

During 2001, the Company recorded pretax losses of $90,151 to recognize the impact of higher default rate assumptions on certain structured investments; to write down lower rated securities (most of which were sold during 2001) in connection with the Company's decision to lower its risk profile by reducing the level of its high-yield portfolio, allocating holdings toward stronger credits, and reducing the concentration of exposure to individual companies and industry sectors; to write down certain other investments; and, to adopt EITF Issue 99-20, as previously discussed. Within the Consolidated Statements of Income, approximately $83,663 of these losses are included in Net realized (losses) gains on investments and approximately $6,488 are included in Net investment income.

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

During 2001, the Company placed a majority of its rated Collateralized Debt Obligation (CDO) (obligations that are backed primarily by high-yield bonds) securities and related accrued interest, (collectively referred to as transferred assets), having an aggregate book value of $53,615, into a securitization trust. In return, the company received $7,108 in cash relating to sales to unaffiliated investors and retained interests with allocated book amounts aggregating $46,507. The book amount is determined by allocating the previous carrying value of the transferred assets between assets sold and the retained interests based on their relative fair values. Fair values are based on the estimated present value of future cash flows.

There was no cash flow related to this transaction other than the receipt of the initial $7,108. Cash flows on the assets sold to investors and retained interests are not scheduled to begin until March 31, 2002 in accordance with governing documents.

Fair values of security investments represent quoted market prices and estimated values when quoted prices are not available. Estimated values are determined by established procedures involving, among other things, review of market indices, price levels of current offerings of comparable issues, price estimates, estimated future cash flows and market data from independent brokers.

Mortgages loans on real estate
At December 31, 2001, approximately 17 percent of the Company's invested assets were mortgage loans on real estate. Concentration of credit risk by region of the United States and by type of real estate are as follows:

                                                                            December 31, 2001            December 31, 2000
                                                                        On balance       Funding     On balance       Funding
Region                                                                     sheet       commitments      sheet       commitments
South Atlantic                                                          $161,912        $1,940       $172,349          $--
Middle Atlantic                                                           93,771            --        106,376           --
East North Central                                                       114,292            --        122,354           --
Mountain                                                                  81,520            27        100,208           --
West North Central                                                       106,432            --        110,669           --
New England                                                               34,896            --         39,877           --
Pacific                                                                   31,836            --         38,559           --
West South Central                                                        27,421            --         30,172           --
East South Central                                                         6,361            --          6,749           --
                                                                         -------         -----        -------         ----
                                                                         658,441         1,967        727,313           --
Less reserves for losses                                                   4,232            --          3,304           --
                                                                         -------         -----        -------         ----
Total                                                                   $654,209        $1,967       $724,009          $--
                                                                        ========        ======       ========         ====

                                                                            December 31, 2001            December 31, 2000
                                                                        On balance       Funding     On balance       Funding
Property type                                                              sheet       commitments      sheet       commitments
Department/retail stores                                                $179,890        $   --       $214,927          $--
Apartments                                                               143,430         1,940        152,906           --
Office buildings                                                         185,925            --        191,767           --
Industrial buildings                                                      72,745            --         80,330           --
Hotels/Motels                                                             37,569            --         41,977           --
Medical buildings                                                         28,360            --         29,173           --
Nursing/retirement homes                                                   2,787            --          6,471           --
Mixed use                                                                  7,735            27          9,762           --
                                                                         -------         -----        -------         ----
                                                                         658,441         1,967        727,313           --
Less reserves for losses                                                   4,232            --          3,304           --
                                                                         -------         -----        -------         ----
Total                                                                   $654,209        $1,967       $724,009          $--
                                                                        ========        ======       ========         ====

Mortgage loan fundings are restricted by state insurance regulatory authorities to 80 percent or less of the market value of the real estate at the time of origination of the loan. The Company holds the mortgage document, which gives it the right to take possession of the property if the borrower fails to perform according to the terms of the agreement. Commitments to fund mortgages are made in the ordinary course of business. The fair value of the mortgage commitments is $nil.

At December 31, 2001, 2000 and 1999, the Company's recorded investment in impaired loans was $3,632, $9,014 and $5,200, respectively, with reserves of $835, $500 and $1,250, respectively. During 2001, 2000 and 1999, the average recorded investment in impaired loans was $6,394, $4,684 and $5,399, respectively.

The Company recognized $271, $221 and $136 of interest income related to impaired loans for the years ended December 31, 2001, 2000 and 1999, respectively.

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

The following table presents changes in the reserve for mortgage loan losses:

                                                                                          2001          2000           1999
Balance, January 1                                                                      $3,304        $ 6,650       $ 8,500
Provision (reduction) for mortgage loan losses                                             928         (3,346)       (1,850)
                                                                                           ---         ------        ------
Balance, December 31                                                                    $4,232        $ 3,304       $ 6,650
                                                                                        ======        =======       =======

Sources of investment income and realized (losses) gains on investments Net investment income for the years ended December 31 is summarized as follows:

                                                                                         2001           2000          1999
Interest on fixed maturities                                                          $211,920       $237,201      $265,199
Interest on mortgage loans                                                              54,723         59,686        63,721
Interest on cash equivalents                                                                43          1,136           534
Other                                                                                    6,455          5,693        (1,755)
                                                                                         -----          -----        ------
                                                                                       273,141        303,716       327,699
Less investment expenses                                                                 1,423          3,957         4,953
                                                                                         -----          -----         -----
Total                                                                                 $271,718       $299,759      $322,746
                                                                                      ========       ========      ========

Net realized (losses) gains on investments for the years ended December 31 is summarized as follows:

                                                                                         2001            2000          1999
Available-for-sale securities                                                         $(85,147)       $(2,877)       $4,715
Mortgage loans on real estate                                                           (4,773)         3,346         1,850
                                                                                        ------          -----         -----
Total                                                                                 $(89,920)       $   469        $6,565
                                                                                      ========        =======        ======

3. INCOME TAXES
The Company qualifies as a life insurance company for federal income tax purposes. As such, the Company is subject to the Internal Revenue Code provisions applicable to life insurance companies.

The income tax (benefit) expense for the years ended December 31 consists of the following:

                                                                                         2001           2000           1999
Federal income taxes:
   Current                                                                            $ 11,803        $ 6,170       $15,531
   Deferred                                                                            (34,562)         7,029           711
                                                                                       -------          -----           ---
                                                                                       (22,759)        13,199        16,242
State income taxes-current                                                                 551            888           433
                                                                                           ---            ---           ---
Income tax expense                                                                    $(22,208)       $14,087       $16,675
                                                                                      ========        =======       =======

Income tax (benefit) expense differs from that computed by using the United States statutory rate of 35%. The principal causes of the difference in each year are shown below:

                                                     2001                         2000                         1999
                                             Provision    Rate             Provision   Rate            Provision    Rate
Federal income taxes based on
   the statutory rate                       $(22,378)     (35.0%)         $13,458        35.0%          $17,731       35.0%
Tax-excluded interest and dividend income         (3)        --                (4)         --               (14)        --
State taxes, net of federal benefit              358        0.6               578         1.5               281        0.5
Other, net                                      (185)      (0.3)               55         0.1            (1,323)      (2.6)
                                                ----       ----                --         ---            ------       ----
Total income taxes                          $(22,208)     (34.7%)         $14,087        36.6%          $16,675       32.9%
                                            ========      =====           =======        ====           =======       ====

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company's deferred income tax assets and liabilities as of December 31 are as follows:

Deferred income tax assets:                                                                             2001           2000
Policy reserves                                                                                       $46,263       $40,242
Unrealized losses on investments                                                                       47,560        31,441
Other                                                                                                   4,009         6,208
                                                                                                        -----         -----
Total deferred income tax assets                                                                       97,832        77,891
                                                                                                       ------        ------
Deferred income tax liabilities:
Deferred policy acquisition costs                                                                      58,688        51,541
Investments                                                                                             7,012            --
                                                                                                       ------        ------
Total deferred income tax liabilities                                                                  65,700        51,541
                                                                                                       ------        ------
Net deferred income tax assets                                                                        $32,132       $26,350
                                                                                                      =======       =======

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

The Company is required to establish a valuation allowance for any portion of the deferred income tax assets that management believes will not be realized. In the opinion of management, it is more likely than not that the Company will realize the benefit of the deferred income tax assets and, therefore, no such valuation allowance has been established.

4. STOCKHOLDER'S EQUITY
Retained earnings available for distribution as dividends to IDS Life are limited to the Company's surplus as determined in accordance with accounting practices prescribed by state insurance regulatory authorities. The Company had a statutory unassigned deficit of $41,371 as of December 31, 2001 and a statutory unassigned surplus of $31,508 as of December 31, 2000. Any dividend distributions in 2002 would require approval by the Insurance Department of the State of Indiana.

Statutory net (loss) income for the years ended December 31 and statutory capital and surplus as of December 31 are summarized as follows:

                                                                                        2001            2000          1999
Statutory net (loss) income                                                           $(81,461)      $(11,928)     $ 15,241
Statutory capital and surplus                                                          303,501        315,930       343,094
                                                                                       -------        -------       -------

The National Association of Insurance Commissioners (NAIC) revised the Accounting Practices and Procedures Manual in a process referred to as Codification. The revised regulations took effect January 1, 2001. The state of Indiana has adopted the provisions of the revised manual without modification. The revised manual has changed, to some extent, prescribed statutory accounting practices and will result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. The impact of implementing these changes was a decrease of $44,786 to the Company's statutory-basis capital and surplus as of January 1, 2001.

5. RELATED PARTY TRANSACTIONS
The Company has purchased interest rate floors from IDS Life and entered into an interest rate swap with IDS Life to manage its exposure to interest rate risk. The interest rate floors had a carrying amount of $7,020 and $6,489 at December 31, 2001 and 2000, respectively. The interest rate swaps had a carrying amount of $28,868 and $nil at December 31, 2001 and 2000, respectively. See Notes 8 and 9 for additional disclosure.

The Company has no employees. Charges by IDS Life for the use of joint facilities, marketing services and other services aggregated $34,681, $45,191 and $38,931 for the years ended December 31, 2001, 2000 and 1999, respectively. Certain of these costs are included in deferred policy acquisition costs. Expenses allocated to the Company may not be reflective of expenses that would have been incurred by the Company on a stand-alone basis.

Included in other liabilities at December 31, 2001 and 2000 are $28,919 and $9,944, respectively, payable to and receivable from IDS Life for federal income taxes.

6. LINES OF CREDIT
The Company has an available line of credit with AEFC aggregating $50,000. The rate for the line of credit is established by reference to various indices plus 20 to 45 basis points, depending on the term. There were no borrowings outstanding under this agreement at December 31, 2001 or 2000.

7. COMMITMENTS AND CONTINGENCIES
In January 2000, AEFC reached an agreement in principle to settle three class-action lawsuits related to the sales of insurance and annuity products anticipated to provide for approximately $215 million of benefits. The Company had been named as a co-defendant in one of these lawsuits. In September 2000, both state and federal courts gave preliminary approval to the proposed settlement and AEFC mailed notices to all of the over two million class members. In May 2001, the courts entered orders approving the settlement. The orders became final in August 2001 and in October 2001 the settlement was implemented. The anticipated costs of settlement remain unchanged from prior years.

The settlement as approved provides for release by class members of all insurance and annuity market conduct claims dating back to 1985. Some class members opted out of the settlement and therefore did not release their claims against AEFC or the Company. Some of these class members who opted out were represented by counsel and presented separate claims to AEFC or the Company. Most of their claims have been settled.

At December 31, 2001, the Company had no commitments to purchase investments other than to fund mortgage loans (see Note 2).

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

8. DERIVATIVE FINANCIAL INSTRUMENTS
The Company maintains an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate and equity market volatility. The Company does not enter into derivative instruments for speculative purposes. As prescribed per SFAS No. 133, derivative instruments that are designated and qualify as hedging instruments are classified as a cash flow hedge, fair value hedge, or a hedge of a net investment in a foreign operation, based upon the exposure being hedged.

The Company currently has economic hedges that either do not qualify or are not designated for hedge accounting treatment under SFAS No. 133. For the year ended December 31, 2001, the net effect on earnings of accounting for the net changes in fair value of the following undesignated derivatives under SFAS No. 133 compared with prior rules was not significant.

Market risk is the possibility that the value of the derivative financial instruments will change due to fluctuations in a factor from which the instrument derives its value, primarily an interest rate. The Company is not impacted by market risk related to derivatives held for non-trading purposes beyond that inherent in cash market transactions. Derivatives held for purposes other than trading are largely used to manage risk and, therefore, the cash flow and income effects of the derivatives are inverse to the effects of the underlying transactions.

Credit risk is the possibility that the counterparty will not fulfill the terms of the contract. The Company monitors credit risk related to derivative financial instruments through established approval procedures, including setting concentration limits by counterparty, and requiring collateral, where appropriate. A vast majority of the Company's counterparties are rated A or better by Moody's and Standard & Poor's.

Interest rate caps, swaps and floors are used principally to manage the Company's interest rate risk. These instruments are primarily used to protect the margin between interest rates earned on investments and the interest rates credited to related annuity contract holders. The values of derivative financial instruments are based on market values, dealer quotes or pricing models. The fair value of the interest rate caps and floors are included in Other assets. The fair value of the interest rate swaps is included in Other liabilities. Changes in value of the derivatives are included in Other operating expenses. The derivatives expire at various dates between 2002 and 2006.

9. FAIR VALUES OF FINANCIAL INSTRUMENTS
The Company discloses fair value information for most on- and off-balance sheet financial instruments for which it is practicable to estimate that value. Fair value of life insurance obligations, receivables and all non-financial instruments, such as deferred acquisition costs are excluded. Off-balance sheet intangible assets are also excluded. Management believes the value of excluded assets and liabilities is significant. The fair value of the Company, therefore, cannot be estimated by aggregating the amounts presented.

                                                                                  2001                         2000
                                                                       Carrying         Fair         Carrying        Fair
Financial Assets                                                         value          value          value         value
Fixed maturities:
   Held-to-maturity securities                                        $       --    $       --     $  934,091    $  927,031
   Available-for-sale securities                                       3,302,753     3,302,753      2,068,487     2,068,487
Common stocks                                                                344           344            880           880
Mortgage loans on real estate                                            654,209       684,566        724,009       740,992
Derivative financial assets                                                7,354         7,354          8,526        13,599
Cash and cash equivalents                                                260,214       260,214         34,852        34,852
Separate account assets                                                  708,240       708,240        589,310       589,310
                                                                         -------       -------        -------       -------
Financial Liabilities
Future policy benefits for fixed annuities                            $3,745,846    $3,668,111     $3,567,085    $3,480,270
Derivative financial liabilities                                          28,868        28,868             --        51,369
Separate account liabilities                                             708,240       685,607        589,310       567,989
                                                                         -------       -------        -------       -------

At December 31, 2001 and 2000, the carrying amount and fair value of future policy benefits for fixed annuities exclude life insurance-related contracts carried at $19,833 and $17,699, respectively. The fair value of these benefits is based on the status of the annuities at December 31, 2001 and 2000. The fair values of deferred annuities is estimated as the carrying amount less applicable surrender charges. The fair value for annuities in non-life contingent payout status is estimated as the present value of projected benefit payments at rates appropriate for contracts issued in 2001 and 2000.

At December 31, 2001 and 2000, the fair value of liabilities related to separate accounts is estimated as the carrying amount less applicable surrender charges and less variable insurance contracts carried at $281 and $nil, respectively.

[AMERICAN EXPRESS LOGO]

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
829 AXP FINANCIAL CENTER
MINNEAPOLIS, MN 55474
(800) 333-3437


                                                                 S-6482 E (5/02)

                                     PART II

                          UNDERTAKINGS TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission hereto or hereafter duly adopted pursuant to authority conferred in that section.

                              RULE 484 UNDERTAKING

         The By-Laws of the depositor provide that the Corporation shall have the power to indemnify a director, officer, agent or employee of the Corporation pursuant to the provisions of applicable statues or pursuant to contract.

         The Corporation may purchase and maintain insurance on behalf of any director, officer, agent or employee of the Corporation against any liability asserted against or incurred by the director, officer, agent or employee in such capacity or arising out of the director's, officer's, agent's or employee's status as such, whether or not the Corporation would have the power to indemnify the director, officer, agent or employee against such liability under the provisions of applicable law.

         The By-Laws of the depositor provide that it shall indemnify a director, officer, agent or employee of the depositor pursuant to the provisions of applicable statutes or pursuant to contract.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

REPRESENTATION PURSUANT TO SECTION 26(e) OF THE INVESTMENT COMPANY ACT OF 1940

The sponsoring insurance company represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

REPRESENTATIONS PURSUANT TO RULE 6E-3(T)

This filing is made pursuant to Rule 6c-3 and 6e-3(T) under the Investment Company Act of 1940.

                   CONTENTS OF POST-EFFECTIVE AMENDMENT NO. 3
                     TO REGISTRATION STATEMENT NO.333-84121

Post-Effective Amendment No. 3 to Registration Statement comprises the following papers and documents:

           The facing sheet.

           The prospectus consisting of 95 pages.

           The undertakings to file reports.

           The signatures.

           The following exhibits:

1. A. Copies of all exhibits required by paragraph A of instructions for Exhibits in Form N-8B-2 to the Registration Statement.

        (1)  (a)    Resolution  of the  Executive  Committee  of the Board of
                    Directors  of American  Enterprise  Life  Insurance  Company
                    establishing   the  Trust,   dated  July  15,  1987,   filed
                    electronically   as  Exhibit   1.A  (1)(a)  to  the  Initial
                    Registration Statement No. 33-54471,  filed on or about July
                    5, 1994, is incorporated herein by reference.

             (b) Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing the Separate Account, dated November 3, 1999, filed electronically as Exhibit 1.A
                    (1)(b) to Pre-Effective Amendment No. 1 to the Registration Statement No. 333-84121, and is incorporated herein by reference.

             (c) Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing one subaccount - FTVIPT Templeton International Securities Fund - Class 2 dated February 28, 2002 as Exhibit 1. A. (1) (c) to Post-Effective Amendment No. 3 to the Registration Statement No. 333-84121 is filed electronically herewith.

        (2)         Not applicable.

        (3)  (a)    Not applicable.

             (b)(1) Form of Selling  Agreement  for American  Enterprise  Life
                    Insurance  Company  filed  electronically  as  Exhibit  1.A.
                    (3)(b)(1) to Post-Effective Amendment No. 1 to the Registration Statement No. 333-84121 filed on or about April 26, 2000, is incorporated herein by reference.

             (c)    Schedules  of  Sales  Commissions  filed  electronically  as
                    Exhibit 1.A.(c) to Pre-Effective Amendment No. 1 to the Registration Statement No. 333-84121, is incorporated herein by reference.

        (4)         Not applicable.

        (5)  (a)    Flexible  Premium Variable Life Insurance Policy (SIG-VUL)
                    filed  electronically as Exhibit 1.A (5)(a) to Pre-Effective
                    Amendment No. 1 to the Registration Statement No. 333-84121, is incorporated herein by reference.

             (b)    Accidental  Death  Benefit  Rider  filed  electronically  as
                    Exhibit 1.A.(5)(b) to Pre-Effective Amendment No. 1 to the Registration Statement No. 333-84121, is incorporated herein by reference.

             (c) Additional Insured Rider (Term Insurance) filed electronically as Exhibit 1.A.(5)(c) to Pre-Effective Amendment No. 1 to the Registration Statement No. 333-84121, is incorporated herein by reference.

             (d) Children's Level Term Insurance Rider filed electronically as Exhibit 1.A.(5)(d) to Pre-Effective Amendment No. 1 to the Registration Statement No. 333-84121, is incorporated herein by reference.

             (e) Term Insurance Rider filed electronically as Exhibit 1.A.(5)(e) to Pre-Effective Amendment No. 1 to the Registration Statement No. 333-84121, is incorporated herein by reference.


             (f) Waiver of Monthly Deduction Rider for Total Disability filed electronically as Exhibit 1.A.(5)(f) to Pre-Effective Amendment No. 1 to the Registration Statement No. 333-84121, is incorporated herein by reference.


        (6)  (a)    Amendment and Restatement of Articles of  Incorporation  of
                    American   Enterprise  Life  dated  July  29,  1986,   filed
                    electronically  as Exhibit 6.1 to the  Initial  Registration
                    Statement No. 33-54471, filed on or about July 5, 1994, is incorporated herein by reference.

             (b) Amended By-Laws of American Enterprise Life filed electronically as Exhibit 6.2 to the Initial Registration Statement No. 33-54471, filed on or about July 5, 1994, is incorporated herein by reference.

        (7)         Not applicable.

        8.1 Copy of Participation Agreement by and among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., American Enterprise Life Insurance Company, on behalf of itself and its separate accounts, and American Express Financial Advisors, Inc., dated Oct. 30, 1997 filed electronically as
                    Exhibit 8.5 to Post-Effective Amendment No. 10 to Registration Statement No. 33-54471 is incorporated herein by reference.

        8.2(a) Copy of Amendment, dated March 29, 2002, to Participation Agreement by and between American Enterprise Life Insurance Company and Baron Capital Funds Trust dated September 1, 1999 filed electronically as Exhibit 8.3(b) to Post-Effective Amendment No. 11 to Registration Statement No. 333-85567, is incorporated herein by reference.

        8.2(b) Copy of Participation Agreement by and among Baron Capital Funds Trust and BAMCO, Inc. and American Enterprise Life Insurance Company, dated Sept. 1, 1999, filed electronically as Exhibit 8(j) to Post-Effective Amendment No. 2 to Registration Statement No. 333-84121, is incorporated herein by reference.

        8.2(c)      Copy  of   Amendment,   dated   December  10,  2001,   to
                    Participation Agreement between American Enterprise Life Insurance Company and Credit Suisse Warburg Pincus Trust, Credit Suisse Asset Management Securities, Inc., and Credit Suisse Asset Management, Inc. dated September 1, 1999 filed electronically as Exhibit 8.10(b) to Post-Effective Amendment No. 11 to Registration Statement No. 333-85567, is incorporated herein by reference.


        8.3(a)      Copy  of   Amendment,   dated   December  10,  2001,   to
                    Participation Agreement between American Enterprise Life Insurance Company and Credit Suisse Warburg Pincus Trust, Credit Suisse Asset Management Securities, Inc., and Credit Suisse Asset Management, Inc. dated September 1, 1999 filed electronically as Exhibit 8.10(b) to Post-Effective Amendment No. 11 to Registration Statement No. 333-85567, is incorporated herein by reference.

        8.3(b) Copy of Participation Agreement by and among American Enterprise Life Insurance Company and Warburg Pincus Trust and Credit Suisse Asset Management Securities, Inc., dated September 1, 1999, filed electronically as Exhibit 8(p) to Post-Effective Amendment No. 2 to Registration Statement No. 333-84121, is incorporated herein by reference.

        8.4(a)      Copy  of   Participation   Agreement   between   American
                    Enterprise Life Insurance Company and the Variable Insurance Products Fund, Fidelity Distributors Corporation, dated September 1, 199 filed electronically as Exhibit 1.A. (8)(a) to Pre-Effective Amendment No. 1 to the Registration Statement No. 333-84121, is incorporated herein by reference.

        8.4(b)      Copy  of   Participation   Agreement   between   American
                    Enterprise Life Insurance Company and the Variable Insurance Products Fund III, Fidelity Distributors Corporation, dated September 1, 1999 filed electronically as Exhibit 1.A.
                    (8)(b) to Pre-Effective Amendment No. 1 to the Registration Statement No. 333-84121, is incorporated herein by reference.

        8.4(c) Copy of Amendment No. 1, dated April 30, 2001, to Participation Agreement between American Enterprise Life Insurance Company, Variable Insurance Products Fund and Fidelity Distributors Corporation dated September 1, 1999 filed electronically as Exhibit 8.4(c) to Post-Effective Amendment No. 11 to Registration Statement No. 333-85567, is incorporated herein by reference.

        8.4(d) Copy of Amendment No. 1, dated April 30, 2001, to Participation Agreement between American Enterprise Life Insurance Company, Variable Insurance Products Fund III and Fidelity Distributors Corporation dated September 1, 1999 filed electronically as Exhibit 8.4(d) to Post-Effective Amendment No. 11 to Registration Statement No. 333-85567, is incorporated herein by reference.

        8.4(e) Copy of Amendment No. 2, dated June 29, 2001, to Participation Agreement between American Enterprise Life Insurance Company, Variable Insurance Products Fund and Fidelity Distributors Corporation dated September 1, 1999 filed electronically as Exhibit 8.4(e) to Post-Effective Amendment No. 11 to Registration Statement No. 333-85567, is incorporated herein by reference.

        8.4(f) Copy of Amendment No. 2, dated June 29, 2001, to Participation Agreement between American Enterprise Life Insurance Company, Variable Insurance Products Fund III and Fidelity Distributors Corporation dated September 1, 1999 filed electronically as Exhibit 8.4(f) to Post-Effective Amendment No. 11 to Registration Statement No. 333-85567, is incorporated herein by reference.

        8.4(g) Copy of Amendment No. 3, dated February 27, 2002, to Participation Agreement by and between Fidelity Distributors Corporation and American Enterprise Life Insurance Company dated September 1, 1999 filed electronically as Exhibit 8.4(g) to Post-Effective Amendment No. 11 to Registration Statement No. 333-85567, is incorporated herein by reference.

        8.4(h) Copy of Amendment No. 3, dated February 27, 2002, to Participation Agreement between American Enterprise Life Insurance Company, Variable Insurance Products Fund III and Fidelity Distributors Corporation dated September 1, 1999 filed electronically as Exhibit 8.4(h) to Post-Effective Amendment No. 11 to Registration Statement No. 333-85567, is incorporated herein by reference.

        8.5 Copy of Participation Agreement by and between Goldman Sachs Variable Insurance Company, dated April 1, 1999, filed electronically as Exhibit 8.4(a) to Pre-Effective Amendment No. 1 to Registration Statement No. 333-74865 is incorporated by reference.



        8.6(a) Copy of Participation Agreement among Janus Aspen Series and American Enterprise Life Insurance Company, dated October 8, 1997, filed electronically as Exhibit 8.6 to Post-Effective Amendment No. 9 to Registration Statement No. 33-54471, is incorporated herein by reference.


        8.6(b) Copy of Amendment, dated July 27, 2001, to Participation Agreement by and among Janus Aspen Series and American Enterprise Life Insurance Company dated October 8, 1997 filed electronically as Exhibit 8.6(c) to Post-Effective Amendment No. 11 to Registration Statement No. 333-85567, is incorporated herein by reference.

        8.6(c) Copy of Amendment, dated July 27, 2001, to Participation Agreement by and among Janus Aspen Series and American Enterprise Life Insurance Company dated March 1, 2000 filed electronically as Exhibit 8.6(d) to Post-Effective Amendment No. 11 to Registration Statement No. 333-85567, is incorporated herein by reference.


        8.6(d) Copy of Participation Agreement between Janus Aspen Series and American Enterprise Life Insurance Company, dated March 1, 2000, filed electronically as Exhibit 8.8 to Post-Effective Amendment No. 3 to Registration Statement No. 333-74865, filed on or about April 27, 2001, is incorporated by reference.

        8.7 Copy of Participation Agreement by and among American Enterprise Life Insurance Company, American Express Financial Advisors Inc., Lazard Asset Management, and Lazard Retirement Series, Inc., dated Sept, 1, 1999, filed electronically as Exhibit 8(l) to Post-Effective Amendment No. 2 to Registration Statement No. 333-84121, is incorporated herein by reference.


        8.8(a)      Copy  of  Participation   Agreement  among  MFS  Variable
                    Insurance Trust, American Enterprise Life Insurance Company and Massachusetts Financial Services Company, dated Sept. 1, 1999, filed electronically as Exhibit 8(m) to Post-Effective Amendment No. 2 to Registration Statement No. 333-84121, is incorporated herein by reference.

        8.8(b) Copy of Amendment, dated June 29, 2001, to Participation Agreement by and among MFS Variable Insurance Trust, Massachusetts Financial Services Company and American Enterprise Life Insurance Company dated September 1, 1999 filed electronically as Exhibit 8.8(b) to Post-Effective Amendment No. 11 to Registration Statement No. 333-85567, is incorporated herein by reference.


        8.8(c)      Copy  of   Amendment,   dated   February  28,  2002,   to
                    Participation agreement by and among MFS Variable Insurance Trust, Massachusetts Financial Services Company and American Enterprise Life Insurance Company dated September 1, 1999 filed electronically as Exhibit 8.8(c) to Post-Effective Amendment No. 11 to Registration Statement No. 333-85567, is incorporated herein by reference.


        8.9(a) Copy of Participation Agreement among Putnam Capital Manager Trust, Putnam Mutual Funds, Corp. and American Enterprise Life Insurance Company, dated Jan. 16, 1995, filed electronically as Exhibit 8.2 to Post-Effective Amendment No. 2 to Registration Statement No. 33-54471 is incorporated by herein by reference.


        8.9(b) Copy of Amendment 1 to Schedule A to Participation Agreement among Putnam Capital Manager Trust, Putnam Mutual Funds Corp. and American Enterprise Life Insurance Company, dated April 30, 1997, filed electronically as Exhibit 8.2(b) to Post-Effective Amendment No. 9 to Registration Statement No. 33-54471, is incorporated herein by reference.


        8.9(c) Copy of Amendment 2 to Schedule A to Participation Agreement among Putnam Capital Manager Trust, Putnam Mutual Funds Corp. and American Enterprise Life Insurance Company, dated October 30, 1997, filed electronically as Exhibit 8.2(c) to Post-Effective Amendment No. 10 to Registration Statement No. 33-54471, is incorporated herein by reference.

        8.9(d) Copy of Amendment 5 to Participation Agreement among Putnam Variable Trust, Putnam Retail Management, L.P. and American Enterprise Life Insurance Company, dated February 27, 2002, filed electronically as Exhibit 8.1(f) to Post-Effective Amendment No. 11 to Registration Statement No. 333-85567, is incorporated herein by reference.

        8.10 Copy of Participation Agreement by and among Royce Capital Fund and Royce & Associates, Inc. and American Enterprise Life Insurance Company dated Sept. 1, 1999, filed electronically as Exhibit 8(o) to Post-Effective Amendment No. 2 to Registration Statement No. 333-84121, is incorporated herein by reference.

        8.11 Copy of Participation Agreement by and among Wanger Advisors Trust, Liberty Wanger Asset Management, L.P. and American Enterprise Life Insurance Company, dated August 30, 1999, filed electronically as Exhibit 8.12 to Post-Effective Amendment No. 11 to Registration Statement No. 333-85567, is incorporated herein by reference.

        (9)         None.

        (10)        Form  of  Application  for  the  Flexible   Premium
                    Variable  Life  Insurance  Policy  filed  electronically  as
                    Exhibit 1.A.(10) to Pre-Effective Amendment No. 1 to the Registration Statement No. 333-84121, is incorporated herein by reference.

        (11)       American   Enterprise   Life  Insurance   Company's
                    Description of Transfer and Redemption Procedures and Method of Conversion to Fixed Benefit Policies filed electronically as Exhibit 11 to Pre-Effective Amendment No. 1 to the Registration Statement No. 333-84121, is incorporated herein by reference.

   B.   (1)        Not applicable.

        (2)         Not applicable.

   C.               Not applicable.

 2.                 Opinion of counsel is filed electronically herewith.

 3.                 Not applicable.

 4.                 Not applicable.

 5.                 Not applicable.

 6. Actuarial opinion of Mark Gorham is filed electronically herewith.

 7.          (a)    Written  actuarial  consent  of Mark  Gorham  is  filed
                    electronically herewith.

             (b) Written auditor consent of Ernst & Young LLP is filed electronically herewith.

             (c) Power of Attorney to sign amendments to this Registration Statement dated April 25, 2001 is filed electronically herewith.

             (d) Power of Attorney to sign amendments to this Registration Statement dated April 9, 2002 is filed electronically herewith.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 American Enterprise Life Insurance Company, on behalf of the Registrant, certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on behalf of the Registrant by the undersigned, thereunto duly authorized, in the City of Minneapolis, and State of Minnesota on the 29th day of April, 2002.

American Enterprise Variable Life Separate Account
      (Registrant)

By American Enterprise Life Insurance Company
      (Sponsor)

By    /s/  Carol A. Holton*
           -----------------
           Carol A. Holton
           President and Chief
           Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities indicated on the 29th day of April, 2002.

Signature                                           Title

/s/  Gumer C. Alvero*                     Director, Chairman of the Board and
     --------------------                 Executive Vice President - Annuities
     Gumer C. Alvero

/s/  Douglas K. Dunning**                 Director
     --------------------
     Douglas K. Dunning

/s/  Carol A. Holton*                     Director, President and Chief
     --------------------                 Executive Officer
     Carol A. Holton

/s/  Paul S. Mannweiler*                  Director
     --------------------
     Paul S. Mannweiler

/s/  James M. Odland**                    Vice President, General Counsel and
     -------------------                  Secretary
     James M. Odland

/s/  Teresa J. Rasmussen*                 Director
     --------------------
     Teresa J. Rasmussen

/s/  Philip C. Wentzel*                   Vice President and Controller
     --------------------
     Philip C. Wentzel

/s/  David L. Yowan*                      Vice President and Treasurer
     --------------------
     David L. Yowan


* Signed pursuant to Power of Attorney dated April 25, 2001 filed electronically herewith as an Exhibit 7(c) to this Amendment to the Registration Statement on Form S-6, File No. 333-84121.

** Signed  pursuant  to  Power  of  Attorney  dated  April  9,  2002  filed
   electronically   herewith  as  Exhibit  7(d)  to  this   Amendment  to  the
   Registration Statement on Form S-6, File No. 333-84121.



By: /s/  James M. Odland**
         -------------------
         James M. Odland
         Counsel